As filed with the Securities and Exchange Commission on August 31, 2021
Securities Act File No.  333-______
Investment Company Act File No.  811-21357

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-2
☒ Registration Statement Under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement Under the Investment Company Act of 1940
☒ Amendment No. 12
Franklin Limited Duration Income Trust
(Exact Name of Registrant as Specified In Charter)
c/o Franklin Advisers, Inc.
One Franklin Parkway, San Mateo, CA 94403-1906
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (650) 312-2000
Craig S. Tyle, One Franklin Parkway
San Mateo, CA 94403-1906
(Name and Address of Agent For Service)
Copies of information to:
Kenneth L. Greenberg
Stradley Ronon Stevens & Young, LLP
2005 Market Street, 26th Floor
Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  From time to time after the effective date of this Registration Statement.
[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

[X]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[ ]
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[ ]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)(4)
Common Shares, no par value per share			$132,161,116	$24,900
Rights to Purchase Common Shares(3)
Total			$132,161,116	$24,900

(1)	There is being registered hereunder an indeterminate principal amount of Common Shares as may be sold, from time to time, including rights to purchase Common Shares.
(2)
Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.  The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(3)
No separate consideration will be received by the Registrant.  Any shares issued pursuant to an offering of rights to purchase Common Shares, including any shares issued pursuant to an over-subscription privilege or a secondary over-subscription privilege, will be shares registered under this Registration Statement.

(4)
Pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended (“Rule 415(a)(6)”), the Registrant carried forward to this Registration Statement unsold securities in the amount of $132,161,116 that the Registrant previously registered on its Registration Statement on Form N-2 (File Nos. 333-225639 and 811-21357) initially filed on June 14, 2018 (the “Prior Registration Statement”). The $132,161,116 of such unsold securities and the registration fee paid by the Registrant for such unsold securities are being carried forward to this registration statement and will continue to be applied to such unsold securities pursuant to Rule 415(a)(6). A filing fee of $24,900 was paid under the Prior Registration Statement which, pursuant to Rule 415(a)(6), will continue to be applied to such unsold securities. Pursuant to Rule 415(a)(6), the offering of unsold securities under the Prior Registration Statement was deemed terminated as of the date of effectiveness of the Registrant’s current Registration Statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed.  Franklin Limited Duration Income Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED AUGUST 31, 2021
PRELIMINARY BASE PROSPECTUS
$[    ]
FRANKLIN LIMITED DURATION INCOME TRUST
Common Shares
Rights to Purchase Common Shares
The Franklin Limited Duration Income Trust, a Delaware statutory trust (“Fund,” “we,” “us” or “our”), is a diversified, closed-end management investment company.  The Fund seeks to provide high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective.
We may offer, from time to time, in one or more offerings, our common shares, no par value (“Common Shares”), or subscription rights to purchase our Common Shares.  Common Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”).  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Shares.
Our Common Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any offering of rights will set forth the number of Common Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering.  We may not sell any of our Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Shares.
Our Common Shares are listed on the NYSE American under the symbol “FTF”.  The last reported sale price of our Common Shares, as reported by the NYSE American on August 27, 2021 was $9.38 per Common Share.  The net asset value of our Common Shares at the close of business on August 27, 2021 was $9.26 per Common Share.  Rights issued by the Fund may also be listed on a securities exchange.
An investment in the Common Shares involves certain risks and special considerations.  For a discussion of these and other risks, see “Risks and Special Considerations.”
Shares of closed-end investment companies frequently trade at a discount to their net asset value.  The Fund’s Common Shares have traded at a discount to net asset value, including during recent periods.  If the Fund’s Common Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering.  See “Risks and Special Considerations—Net Asset Value Discount Risk.”
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Common Shares.  You should retain the Prospectus and Prospectus Supplement for future reference. The Fund hereby incorporates by reference into this Prospectus the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any filings on or after the date of this Prospectus from the date of filing (excluding any information furnished, rather than filed), until the Fund has sold all of the offered securities to which this Prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. A Statement of Additional Information (“SAI”), dated [       ], 2021, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus.  The table of contents for the SAI is on page [   ] of the Prospectus.  You may call (800) DIAL BEN/342-5236, visit the Fund’s website at www.franklintempleton.com or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund’s annual report for the fiscal year ended December 31, 2020 is incorporated by reference herein.
The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.franklintempleton.com.  The SEC maintains a website at www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.
Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling [(800) 632-2301] or by contacting your financial intermediary.
You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling [(800) 632-2301] to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.
Our Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospectus dated [              ], 2021

PAGE
PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
FINANCIAL HIGHLIGHTS
USE OF PROCEEDS
THE FUND
DESCRIPTION OF SHARES
INVESTMENT OBJECTIVES AND STRATEGIES
PORTFOLIO CONTENTS AND OTHER INFORMATION
LEVERAGE
RISKS AND SPECIAL CONSIDERATION
HOW THE FUND MANAGES RISK
MANAGEMENT OF THE FUND
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
RIGHTS OFFERINGS
TAXATION
TAXATION OF HOLDERS OF RIGHTS
ANTI-TAKEOVER AND OTHR PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
PLAN OF DISTRIBUTION
LEGAL PROCEEDINGS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions.  The Fund has not authorized any person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers.  The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY
The following information is only a summary.  You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Common Shares, especially the information under “Risks and Special Considerations” on page [  ] of the Prospectus.
The Fund	The Fund is a diversified, closed-end management investment company organized under the laws of the State of Delaware. See “The Fund.”

The Fund’s Common Shares are listed for trading on the NYSE American under the symbol “FTF”.  As of July 30, 2021, the net assets of the Fund were $278,554,853, the total assets of the Fund were $417,918,489 and the Fund had outstanding 30,138,835 Common Shares.  The last reported sale price of the Fund’s Common Shares, as reported by the NYSE American on July 30, 2021 was $9.26 per Common Share.  The net asset value of the Fund’s Common Shares at the close of business on July 30, 2021 was $9.24 per Common Share. See “Description of Shares.” Rights issued by the Fund may also be listed on a securities exchange.

The Offering
We may offer, from time to time, in one or more offerings, up to $[   ] of our Common Shares on terms to be determined at the time of the offering.  We may also offer subscription rights to purchase our Common Shares.  The Common Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements.  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Common Shares.  Our Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The offering price per Common Share will not be less than the net asset value per Common Share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that rights offerings that meet certain conditions may be offered at a price below the then current net asset value.  See “Rights Offerings.” The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  See “Plan of Distribution.” The Prospectus Supplement relating to any offering of rights will set forth the number of Common Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering.  We may not sell any of our Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Common Shares.

Use of Proceeds
We intend to use the net proceeds from the offering primarily to invest in accordance with our investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months from the conclusion of the offering; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”
Investment Objectives	The Fund seeks to provide high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective.
Investment Policies
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed securities and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below “investment grade” debt securities and other income-producing instruments.  There is no limitation on the percentage of the Fund’s assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 20% of its total assets in each category. Under normal market conditions, the Fund may invest up to 25% of its total assets in loans originated through on-line marketplace lending platforms (a “Platform”) that provide a marketplace for lending through the purchase of loans (either individually or in aggregations) (“Marketplace Loans”) and other types of marketplace lending instruments.  The Fund will not invest in Marketplace Loans that the Fund determines to be subprime. Under normal circumstances, the Fund’s allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.  See “Investment Objectives and Strategies.”

Limited Duration
Under normal market conditions, the Investment Manager (as defined below) expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage).  This duration policy may only be changed following provision of 60 days’ prior notice to holders of Common Shares (“Common Shareholders”).  In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments.  Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures.  As the value of a security changes over time, so will its duration.  Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Sector Allocation Strategy
The Fund uses an active sector allocation strategy to try to achieve its goals of income and capital appreciation.  This means the Fund allocates its assets among securities in various market sectors based on the Investment Manager’s assessment of changing economic, global market, industry, and issuer conditions.  Consequently, the Fund, from time to time, may have significant positions in particular sectors.  There can be no assurance that the Investment Manager’s assessments will be correct.  See “Investment Objectives and Strategies—Portfolio Management Strategies.”

Credit Quality
Under normal market conditions, the Fund will invest at least 20% of its assets in debt securities or other instruments  rated below investment grade, sometimes called “junk bonds.”  The Fund may also invest in investment grade debt securities.  Investment grade debt securities are rated in one of the top four ratings categories by a nationally-recognized statistical rating organization (a “Rating Agency”) such as S&P, Moody’s or Fitch.  A debt security rated below the top four ratings categories by each Rating Agency rating the security will be considered below investment grade.  The Fund may also buy unrated debt securities or other income-producing instruments.

The Investment Manager monitors the credit quality and price of the Fund’s holdings, as well as other investments that are available to the Fund.

The Fund may invest in securities or other instruments whose issuers are in default or bankruptcy.  Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

Independent Credit Analysis
The Investment Manager will rely heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies, third-party research or the credit ratings assigned by a Platform with regard to Marketplace Loans.  The Investment Manager will use this information in an attempt to minimize credit risk and identify borrowers, issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Investment Manager’s assessment of their credit characteristics.  The Fund’s success in achieving its investment objectives may depend more heavily on the Investment Manager’s credit analysis than if the Fund invested solely in higher-quality and rated securities.

Diversification
Subject to the availability of suitable investment opportunities, the Investment Manager will seek to diversify the Fund’s investments broadly in an attempt to minimize the portfolio’s sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory event.

Portfolio Contents
The Fund’s portfolio may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, structured notes and other hybrid instruments, preferred shares, municipal or U.S. government securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, other types of asset-backed securities, and Marketplace Loans and other types of marketplace lending instruments including any of the following: (i)

direct investments in Marketplace Loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers; (ii) investments in notes or other pass-through obligations issued by a Platform representing the right to receive the principal and interest payments on a Marketplace Loan (“Pass-Through Notes”); (iii) investments in asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investments in public or private investment funds that purchase Marketplace Loans (the foregoing listed investments are collectively referred to herein as “Marketplace Lending Instruments”).  The rate of interest on an income-producing security may be fixed, floating or variable.  The Fund may use swaps and other derivative instruments.  The Fund will not invest in inverse floating rate instruments or interest-only or principal-only mortgage securities.

The Fund may hold equity securities; however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, bankruptcy, default, or the exercise of a conversion or purchase right.

Since the Fund is diversified, with respect to 75% of its investment portfolio, the Fund generally may not hold more than 5% of its assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of an issuer.  The Fund generally will not invest more than 25% of its total assets in securities of issuers in any one industry.  See “How the Fund Manages Risk—Investment Limitations.”

Investment Restrictions
The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities.  These restrictions concern issuance of senior securities, borrowing, lending and other matters.  See “Investment Restrictions and Additional Investment Information” in the SAI.

Risks
The value of the Fund’s assets, as well as the market price of its shares, will fluctuate.  You can lose money on your investment.  Investing in the Fund involves other risks, including the risks set out below.  See “Risks and Special Considerations” for  more information on these and other risks).

General.  The Fund is a diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool.  An investment in the Fund’s Common Shares may be speculative and involves a high degree of risk.  The Fund should not be considered a complete investment program.  Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk.  An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest.  Your investment in Shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  The value of the securities in which the Fund invests will affect the value of the

Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Net Asset Value Discount Risk.  As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors.  If Common Shares are sold, the price received may be more or less than the original investment.  The Common Shares may trade at a price that is less than the offering price or at a discount from their net asset value.  This risk may be greater for investors who sell their shares relatively shortly after completion of the offering.  The Common Shares are designed for long-term investors.

Credit Risk.  An issuer of a debt security, or the borrower of a Marketplace Loan, may be unable to make interest payments and repay principal.  Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance.  See “Risks and Special Considerations—Credit Risk.”

Mortgage-Related Risk.  Rising interest rates tend to extend the duration of mortgage-related securities, which in turn could lengthen the average duration of the Fund’s portfolio, making the portfolio more sensitive to changes in interest rates, and may reduce the market value of the portfolio’s mortgage-related securities.  This possibility is often referred to as extension risk.  In addition, mortgage-related securities are subject to prepayment risk – the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.  See “Risks and Special Considerations—Mortgage-Related Risk.”

Loan Risk.  Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender, as well as other risks.  If the Fund purchases a loan, it may be able to enforce its rights only through the lender, and may assume the credit risk of both the lender and the borrower.

Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange.  Because the amount of public information available with respect to corporate loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities, corporate loans can be more difficult to value.  See “Risks and Special Considerations—Loan Risk.”

Bank loans and certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws and may have limited legal remedies.

Marketplace Loans Risk.  Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks.  Marketplace Loans generally are not rated by rating agencies; are often unsecured; not guaranteed or insured by a third party; not backed by any governmental authority; and are highly risky and speculative investments similar to an investment in lower rated securities or high yield debt securities (also known as junk bonds).  Lenders and investors, such as the Fund, assume all of the credit risk on the loans they fund or purchase and there are no assurances that payments due on the Marketplace Loans will be made. In addition, investments in Marketplace Loans may be adversely affected if the Platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans.  The Fund intends to have a backup servicer in case any Platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans.  Moreover, the Fund may have limited information about the Marketplace Loans and information provided to the Platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate, outdated or fraudulent.  It also may be difficult for the Fund to sell an investment in a Marketplace Loan before maturity at the price at which the Fund believes the loan should be valued because these loans typically are considered by the Fund to be illiquid securities.  See “Risks and Special Considerations – Marketplace Loans Risk.”

High Yield Risk.  The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade or unrated.  These securities and instruments generally have more credit risk than higher-rated securities.  The issuers of such securities or instruments typically do not have the track record needed to receive an investment grade rating, have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties.  Due to the risks involved in investing in high yield debt securities and other income-producing instruments, an investment in the Fund should be considered speculative.

Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments.  The high yield market has experienced a large number of defaults in recent years.  If a company defaults because it stops making interest and/or principal payments, payments on the securities may never resume because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  These securities may be worthless and the Fund could lose its entire investment.

High yield securities generally are less liquid than higher-quality securities.  Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.  See “Risks and Special Considerations—High Yield Risk.”

Interest Rate Risk.  Changes in interest rates may present risks to the Fund.  When interest rates rise, debt security prices generally fall.  The opposite is also true: debt security prices generally rise when interest rates fall.  Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund’s investments will decline in value.

The prices of fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile.  Because the Fund will normally have an estimated average portfolio duration of between two and five years (including the effects of anticipated leverage), the Common Shares’ net asset value and market price will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.

The cost of leverage employed by the Fund is based on certain interest rates.  If the cost of leverage exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, the returns to Common Shareholders may be reduced.  The Fund’s use of leverage, as described in the Prospectus, will tend to increase Common Share interest rate risk.

The Fund may employ certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.  See “Risks and Special Considerations—Interest Rate Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.

Leverage Risk.  The Fund’s use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders.  The Fund currently uses leverage through the borrowing of funds under a committed financing arrangement and the purchase of mortgage dollar rolls.  The Fund may use other forms of leverage, including through the issuance of senior securities such as preferred shares.  The Fund may also use leverage through the lending of portfolio securities, and the use of swaps, other derivatives, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions.  To mitigate leverage risk from such transactions, the Fund may segregate liquid assets against or otherwise cover its future obligations under such transactions.

So long as the Fund’s securities portfolio provides a higher rate of return (net of Fund expenses) than the cost of its leverage (e.g., the interest rate on any borrowings), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.  If, however, interest rates rise, which may be likely because interest rates are currently near their lowest levels in many years, the Fund’s cost of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders.  If the Fund leverages with preferred shares that pay cumulative dividends, the Fund’s leverage risk may be increased.

The Fund’s use of leverage may, during periods of rising interest rates, adversely affect the Fund’s income, distributions and total returns to Common Shareholders.  Leverage creates two major types of risks for Common Shareholders:

•        the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund’s portfolio of income-producing securities (including securities bought with the proceeds of leverage) are borne entirely by the Common Shareholders; and

•        the possibility either that Common Share income will fall if the Fund’s cost of leverage rises, or that Common Share income will fluctuate because the cost of leverage varies.  Because the fees received by the Investment Manager are based on the Managed Assets (as defined below) of the Fund (including the aggregate liquidation preference of any preferred shares or the outstanding amount of any borrowing or short-term debt securities), the Investment Manager has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Investment Manager and the Common Shareholders.

By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage.  Leveraging is a speculative technique and there are special risks involved.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  The Fund’s use of leverage strategies could result in larger losses than if the strategies were not used.

Portfolio Security Issuer Risk.  The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and performance and factors affecting the issuer’s industry

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Foreign (Non-U.S.) Investment Risk.  Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities.  These risks can increase the potential for losses in the Fund and may include, among others, currency risks, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.  See “Risks and Special

Considerations—Foreign (Non-U.S.) Investment Risk.” Investing in securities of issuers based in developing or emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree as well as other risks.  See “Risks and Special Considerations—Foreign (Non-U.S.) Investment Risk—Developing Countries and Emerging Markets.”

Debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, is subject to several risks, such as the fact that there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected.  Other risks include: potential limits on the flow of capital; political and economic risk; the extent and quality of financial regulations; tax risk; and the potential expropriation or nationalization of foreign issuers.  See “Risks and Special Considerations— Foreign (Non-U.S.) Investment Risk—Sovereign Issuers.”

Derivatives Risk.  The performance of derivatives depends largely on the performance of an underlying asset, interest rate or index, and such instruments often have risks similar to their underlying asset.  Derivatives (such as futures contracts and options thereon, options, swaps and short sales) are also subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk and management risk.  They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index.  With over-the-counter derivatives, there is a risk that the other party to the transaction will fail to perform (known as counterparty risk).  There can be no assurance that the Fund will engage in suitable derivative transactions to reduce exposure to other risks when that would be beneficial.  See “Risks and Special Considerations—Derivatives Risk.”

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract.  See “Risks and Special Considerations—Counterparty Risk.”

Volatility Risk.  The market values for some or all of the Fund’s holdings may be volatile.  The Fund’s investment grade or long-term debt securities, will generally be more sensitive to changing interest rates and less sensitive to changes in the economic environment.  The Fund’s investments may also be subject to liquidity constraints and as a result, higher price volatility.  The Fund’s use of leverage may increase the volatility of the Fund’s investment portfolio.  See “Risks and Special Considerations—Volatility Risk.”

Reinvestment Risk.  The Fund may distribute or reinvest the proceeds from matured, traded or called debt obligations.  If the Fund reinvests such proceeds at lower interest rates, the market price or the overall return of the Common Shares may decline. See “Risks and Special Considerations—Reinvestment Risk.”

Call Risk.  A debt security may be prepaid (called) before maturity.  An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments.  If a debt security is called, the Fund may have to replace it with a lower-yielding security.  At any time, the Fund may have a large amount of its assets invested in securities subject to call risk.  A call of some or all of these securities may lower the Fund’s income and yield and its distributions to shareholders.  See “Risks and Special Considerations—Call Risk.”

Liquidity Risk.  The Fund may invest up to 25% of its total assets in securities which are illiquid at the time of investment (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).  Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value.  Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.  The Fund’s investments in Marketplace Loans will be limited by the Fund’s 25% limit on illiquid investments to the extent such Marketplace Loans are determined to be illiquid.  See “Risks and Special Considerations—Liquidity Risk.”

Income Risk. Because the Fund can distribute only what it earns, the Fund’s distributions to shareholders may decline. See “Risks and Special Considerations—Income Risk” and “—Marketplace Loans Risk.”

Zero-Coupon Securities Risk.  Zero-coupon securities are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically.  Lower quality zero-coupon bonds are generally subject to the same risks as high yield debt securities.  The Fund typically will not receive any interest payments on these securities until maturity.  If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund’s share price.  See “Risks and Special Considerations—Zero-Coupon Securities Risk.”

Smaller Company Risk.  Although the Fund does not presently intend to invest a significant portion of its assets in smaller companies, the Fund may invest some of its assets in such companies.  These companies may be subject to greater levels of credit, market and issuer risk than companies with larger market capitalizations.  Also, securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.  See “Risks and Special Considerations—Smaller Company Risk.”

Real Estate Risk.  Since the Fund may invest in real estate investment trusts and mortgage securities secured by real estate, the Fund may be subject to risks similar to those associated with the direct ownership of real estate.  These risks include declines in the value of real estate, general and local economic risk, management risk, interest rate risk, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, environmental risk, casualty or condemnation losses, and rent controls.  See “Risks and Special Considerations—Real Estate Risk.”

Market Disruption and Geopolitical Risk.  The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Libya, Syria and other countries in the Middle East and North Africa, terrorist attacks in the U.S., Europe and elsewhere around the world, social and political discord and uncertainty, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU or the European Union (such as the United Kingdom), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.  The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets.  There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.  See “Risks and Special Considerations—Market Disruption and Geopolitical Risk.”

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the Platforms, banks, borrowers and third parties handling borrower and investor information. For example, a borrower may have supplied false or inaccurate information. A Platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud.

Platform Risk. To the extent that the Fund invests in Marketplace Loans, it will be dependent on the continued success of the Platforms that originate such loans. The Fund materially depends on such Platforms for loan data and the origination, sourcing and servicing of Marketplace Loans and on the Platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

Servicer Risk. The Fund’s investments in Marketplace Loans could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.

Tax Risk.  The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain.  In addition,

changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry.  Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to qualify for treatment as a regulated investment company for federal income tax purposes.  In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests.  Some issues related to qualification as a regulated investment company are open to interpretation.  For example, the Fund intends to primarily invest in whole loans originated by Platforms.  The Fund intends to treat the identified borrowers in the loan documentation as the issuer of such loans. No statutory, judicial or administrative authority directly discusses how the loans in which the Fund will invest should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in such securities is uncertain. If the IRS were to disagree and successfully assert that the Platforms should be viewed as the issuer of the loans, or if the IRS were to issue guidance to this effect, the Fund would not satisfy the regulated investment company diversification tests. Also, the tax treatment of the Fund’s investment in loans originated by Platforms could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a regulated investment company under Subchapter M of the Code.  As a result of the foregoing, the  Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income.  As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced.  Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.  In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause a negative impact on Fund returns.  In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies.  See “U.S. Federal Income Tax Matters.”

Regulatory and Judicial Risks. The Platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable rules and regulations may, among other things, subject the Platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the Platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions.

Marketplace Loans Pass-Through Notes Risk. As Pass-Through Notes generally are pass-through obligations of the operators of the Platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such Platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. In addition, Pass-Through Notes are non-recourse  obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.

High Portfolio Turnover Risk: The Fund may engage in active trading and there may be a high portfolio turnover rate.  Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year, which may increase overall costs. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and is more likely to generate short-term capital gains, which are taxable at ordinary income rates. There is not necessarily a relationship between a high portfolio turnover rate and the Fund’s performance.

Anti-Takeover Provisions.  The Fund’s Amended and Restated Agreement and Declaration of Trust, dated June 19, 2003, as amended (the “Declaration”), includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.  Also, these provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.  See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Conflicts of Interest Risk.  The Investment Manager’s advisory fees are based on Managed Assets.  Consequently, the Investment Manager will benefit from an increase in the Fund’s Managed Assets resulting from an offering.  In addition, a Director who is an

“interested person” (as such term is defined under the Investment Company Act of 1940 (“1940 Act”)) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

Distribution Rate.  There can be no assurance that the Fund’s Board of Trustees (the “Board” or the “Board of Trustees”) will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy.  Additionally, distributions may include return of capital as well as net investment income and capital gains.  A return of capital is a return to investors of a portion of their original investment in the Fund.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares (but not below zero), and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.  If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions.  See “Dividends and Distributions.”

Share Repurchases.  When the Fund repurchases its shares pursuant to the Fund’s share repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

Rights.  There is a risk that performance of the Fund may result in the underlying Shares purchasable upon exercise of the rights being less attractive to investors at the conclusion of the subscription period.  This may reduce or eliminate the value of rights.  Investors who receive rights may find that there is no market to sell rights they do not wish to exercise.  If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities.

Investment Manager
Franklin Advisers, Inc.  (the “Investment Manager”) serves as the investment manager of the Fund.  Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing the investment activities of the Fund for which it receives an annual fee, payable monthly, in an amount equal to 0.70% of the average daily value of the Fund’s Managed Assets.  “Managed Assets” means the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities).  The Investment Manager and its affiliates (collectively known as “Franklin Templeton Investments”) provide investment management and advisory services to closed-end and open-end investment company

clients, as well as private accounts.  As of [_______], 2021, Franklin Templeton Investments had approximately $[   ] billion in assets under management for more than three million U.S. based mutual fund shareholder and other accounts.

Administrator
The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403.  Under an agreement with the Investment Manager, FT Services performs certain administrative services, such as portfolio recordkeeping, for the Fund.  FT Services is an indirect wholly owned subsidiary of Franklin Resources, Inc.  The administrative fee is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

Portfolio Management Team
David Yuen, CFA, FRM Sonal Desai, Ph.D. Glenn I. Voyles, CFA Justin Ma, CFA, have responsibility for the day-to-day management of the Fund’s portfolio.  See “Management of the Fund—Portfolio Management Team.”

Leverage
The Fund employs leverage through participation in a credit facility, entering into reverse repurchase agreements, and purchase of mortgage dollar rolls.

The Fund borrows funds pursuant to a committed bank financing arrangement, which provides the Fund with a six-month rolling margin loan credit facility.  The Fund currently expects to use financial leverage on an ongoing basis for investment purposes, including through borrowing funds from financial institutions, entering into reverse repurchase agreement, and/or the purchase of mortgage dollar rolls. As of July 30, 2021, the Fund had leverage from borrowing funds from financial institutions, entering into reverse repurchase agreements, and the purchase of mortgage dollar rolls in the amount of 33.35% of the Fund’s Managed Assets. The Fund may also use leverage through the issuance of senior securities such as preferred shares and may enter into transactions that may give rise to a form of leverage, including among others:  the lending of portfolio securities, and the use of swap contracts, other derivative instruments, and when-issued, delayed delivery or forward commitment transactions.  To mitigate leverage risk from such transactions, the Fund may segregate liquid assets against or otherwise cover its future obligations under such transactions.  The Fund’s entry into leverage transactions will not exceed the limits in the 1940 Act.

Distributions
The Board of Trustees employs a managed distribution plan (the “Plan”) whereby the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly NAV of the Fund’s Common Shares.  The primary purpose of the Plan is to provide the Fund’s Common Shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month.  The Plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the Plan will be successful in doing so.

Under the Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital (i.e., return to investors of a portion of their original investment in the Fund) in order to maintain its managed distribution level.  The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders.  The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s Common Shares.  The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated.  The distribution is calculated as 10% of the previous month’s average NAV, divided by 12.  The payment date for the distribution will typically be during the middle of the next month.

Unless you elect to receive distributions in cash, all of your distributions under the Plan will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan.  See “Dividends and Distributions” and “Dividend Reinvestment Plan.”

Dividend Reinvestment Plan
Under the Fund’s Dividend Reinvestment Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain distributions, reinvested automatically in additional Common Shares by American Stock Transfer & Trust Company, LLC, unless the Common Shareholder “opts out” of the plan and elects to receive cash.  See “Dividend Reinvestment Plan.”

Custodian
The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as custodian of the Fund’s securities and other assets.  Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, IL 60523 acts as custodian of the Fund’s Marketplace Loans.

Shareholder Servicing Agent and Transfer Agent	The shareholder servicing agent, transfer agent and dividend disbursement agent for the Common Shares is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
Share Repurchase Program
Under the Fund’s open-market share repurchase program, the Fund may purchase, from time to time, up to 10% of the Fund’s Common Shares in open-market transactions, at the discretion of management.  Since the inception of the program, the Fund has repurchased a total of 242,561 Common Shares.  Applicable law may prevent such repurchases during the offering of the Common Shares described herein.  See “Description of Shares—Common Shares—Share Repurchase Program.”

Market Price of Common Shares
Shares of closed-end investment companies frequently trade at prices lower than net asset value.  The Fund cannot assure you that the Common Shares will trade at a price higher than net asset value in the future.  Market price may be affected by such factors relating to the

Fund or its portfolio holdings as dividend levels (which are in turn affected by expenses, including the costs of leverage), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand.  See “Leverage,” “Risks and Special Considerations,” “Description of Shares,” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this Prospectus.  The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

SUMMARY OF FUND EXPENSES
Shareholder Transaction Expenses
Record Date Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses (as a percentage of offering price)(1)	3.72%
Dividend Reinvestment Plan Fees(2)	None

Annual Operating Expenses
Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	1.03%
Interest Payments on Borrowed Funds(4)	0.39%
Other Expenses	0.35%
Total Annual Fund Operating Expenses(5),(6)	1.77%
Fee Waiver and/or Expense Reimbursement(7)	(0.0)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(7)	1.77%

(1)
If the Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses.  Fund shareholders will pay all offering expenses involved with an offering.

(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3)
The Investment Manager is entitled to receive an investment management fee of 0.70% per year of the Fund’s average daily Managed Assets.  “Managed Assets” are defined as the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities).  If the Fund uses leverage, the amount of fees paid to the Investment Manager for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.

(4)
On August 10, 2018, the Fund entered into a committed financing arrangement through which the Fund is authorized to borrow up to $100 million. The Fund also enters into reverse repurchase agreements. “Interest Payments on Borrowed Funds” reflects an annualized interest charge based on the interest rate and borrowings in effect on July 30, 2021.

(5)
“Total Annual Fund Operating Expenses” differ from the ratio of expenses to average net assets shown in the Financial Highlights in the Fund’s most recent annual report, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(6)	Expenses have been estimated assuming the issuance of $90 million in Common Shares.
(7)
The Investment Manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example
An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:
One Year	Three Years	Five Years	Ten Years
$18	$56	$96	$208
The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund.  The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown.  The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund.”
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years and for the fiscal period ended June 30, 2021. Certain information reflects financial results for a single Fund Share. The information for the fiscal years ended December 31, 2020, 2019, 2018, and 2017, and March 31, 2017, 2016, 2015, 2014, 2013, 2012, and 2011 has been audited by ___________, independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The information for the fiscal period ended June 30, 2021 is unaudited. The report of ____________ is included in the Fund’s December 31, 2020 Annual Report, and is incorporated by reference into the SAI. The Fund’s financial statements are included in the Fund’s Annual Report and Semi-Annual Report and are incorporated by reference into the SAI.
	Six Months Ended June 30	Year Ended December 31,				Year Ended March 31,
	2021	2020	2019	2018	2017[a]	2017	2016
Per common share operating performance (for a common share outstanding throughout the period)
Net asset value, beginning of period	$9.43	$10.00	$10.11	$12.32	$12.91	$12.38	$13.87
Income from investment operations:
Net investment income[b]	0.26	0.51	0.53	0.57	0.48	0.62	0.72
Net realized and unrealized gains (losses)	0.09	(0.15)	0.39	(0.79)	(0.03)	0.85	(1.41)
Dividends to preferred shareholders from net investment income	-	—	—	(0.06)	(0.08)	(0.07)	(0.06)
Total from investment operations	0.35	0.36	0.92	(0.28)	0.37	1.40	(0.75)
Less distributions to common shareholders from:

Net investment income	(0.47)	(0.55)	(0.58)	(0.49)	(0.43)	(0.57)	(0.74)
Tax return of capital	-	(0.38)	(0.45)	(0.68)	(0.53)	(0.36)	—
Total distributions	(0.47)	(0.93)	(1.03)	(1.17)	(0.96)	(0.93)	(0.74)
Repurchase of shares	-	—	—	—	—	0.06	—
Dilution effect of rights offering	-	—	—	(0.76)[c]	—	—	—
Net asset value, end of period	$9.31	$9.43	$10.00	$10.11	$12.32	$12.91	$12.38
Market value, end of period[d]	$9.21	$9.42	$9.59	$9.02	$11.83	$11.97	$11.34
Total return (based on market value per share)[e]	2.83%	9.43%	18.34%	(14.86)%	7.08%	14.07%	(0.44)%
Ratios to average net assets applicable to common shares[f,g]
Expenses before waiver and payments by affiliates	1.69%	1.86%	2.16%	1.73%	1.25%	1.35%	1.16%
Expenses net of waiver and payments by affiliates[h]	1.68%	1.85%	2.15%	1.71%	1.23%	1.32%	1.16%[i]
Net investment income	5.54%	5.51%	5.15%	4.97%	5.04%	4.83%	5.52%
Supplemental data
Net assets applicable to common shares, end of period (000’s)	$280,632	$284,199	$301,452	$304,804	$278,489	$291,875	$332,132
Portfolio turnover rate	53.73%	106.46%	113.49%	198.44%	168.28%	265.00%	270.16%
Portfolio turnover rate excluding mortgage dollar rolls	25.05%	60.46%	57.50%	63.84%	46.49%	93.00%	81.78%
Total credit facility and reverse repurchase agreements outstanding at end of period (000’s)	$119,398	$111,505	$107,117	$90,000[j]	$—	$—	$—
Asset coverage per preferred share	$-	$—	$—	$—[k]	$72,311	$74,809	$75,991
Liquidation preference per preferred share	$-	$—	$—	$—[k]	$25,000	$25,000	$25,000
Asset coverage per $1,000 of debt	$3,350	$3,549	$3,814	$4,387[j]	$—	$—	$—
[a] For the period April 1, 2017 to December 31, 2017.
[b] Based on average daily shares outstanding.
[c] Represents the impact of Fund’s rights offering of 7,534,709 common shares in October 2018 as a subscription price per share based on a formula.
[d] Based on the last sale on the NYSE American.
[e] Total return is not annualized for periods less than one year.
[f] Ratios are annualized for periods less than one year.
[g] Based on income and expenses applicable to both common and preferred shares.
[h] Benefit of expense reduction rounds to less than 0.01%.
[i] Benefit of waiver and payments by affiliates rounds to less than 0.01%.
j Effective August 15, 2018, the Fund began participating in a credit facility.
k Effective August 15, 2018, the Fund's preferred shares were liquidated.

		Year Ended March 31,
	2015	2014	2013	2012	2011
Per common share operating performance (for a common share outstanding throughout the year)
Net asset value, beginning of year	$14.36	$14.30	$13.82	$14.01	$13.48
Income from investment operations:
Net investment income[a]	0.73	0.80	0.90	0.92	0.98
Net realized and unrealized gains (losses)	(0.33)	0.20	0.62	(0.04)	0.65
Dividends to preferred shareholders from net investment income	(0.06)	(0.06)	(0.05)	(0.05)	(0.05)
Total from investment operations	0.34	0.94	1.47	0.83	1.58
Less distributions to common shareholders from net investment income	(0.83)	(0.88)	(0.99)	(1.02)	(1.05)
Net asset value, end of year	$13.87	$14.36	$14.30	$13.82	$14.01
Market value, end of year[b]	$12.17	$13.05	$14.82	$14.01	$13.14
Total return (based on market value per share)	(0.35)%	(5.85)%	13.41%	15.03%	6.25%
Ratios to average net assets applicable to common shares[c]
Expenses	1.14%[d,e]	1.12%[d,e]	1.13%	1.15%	1.14%
Net investment income	5.14%	5.65%	6.44%	6.73%	7.15%
Supplemental data
Net assets applicable to common shares, end of year (000’s)	$372,080	$385,388	$383,632	$370,095	$375,016
Portfolio turnover rate	289.67%	318.57%	295.39%	302.18%	262.57%
Portfolio turnover rate excluding mortgage dollar rolls	92.15%	137.85%	106.42%	106.49%	115.51%
Asset coverage per preferred share	$76,665	$78,686	$79,157	$77,796	$76,096
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

a  Based on average daily common shares outstanding.
b  Based on the last sale on the NYSE Amex.
c  Based on income and expenses applicable to both common and preferred shares.
d  Benefit of expense reduction rounds to less than 0.01%.
e  Benefit of waiver and payments by affiliates rounds to less than 0.01%.
.

 USE OF PROCEEDS
The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below.  It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.  Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND
The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”).  The Fund was organized as a Delaware statutory trust on May 8, 2003, pursuant to the Declaration, which is governed by the laws of the State of Delaware.  On June 30, 2014, the Fund was renamed from “Franklin Templeton Limited Duration Income Trust” to “Franklin Limited Duration Income Trust.” The Fund’s principal office is located at One Franklin Parkway, San Mateo, California 94403-1906, and its telephone number is 1-800-DIAL-BEN (1-800-342-5236).
The Fund commenced operations on August 26, 2003, upon the initiation of an initial public offering of 24,600,000 of its Common Shares.  The proceeds of such offering were approximately $351.7 million after the payment of organizational and offering expenses.  On September 25, 2003, the Fund issued an additional 1,000,000 of its Common Shares, and on October 14, 2003, the Fund issued an additional 960,000 of its Common Shares in connection with the exercise by the underwriters of the over-allotment option.  The Fund’s Common Shares are traded on the NYSE American under the symbol “FTF”.  On November 5, 2003, the Fund issued Preferred Shares, all of which were redeemed by August 31, 2018. On September 21, 2018, the Fund issued rights for its Common Shares, which resulted in the issuance of 7,534,709 additional Common Shares.
DESCRIPTION OF SHARES
Common Shares
The Declaration authorizes the issuance of an unlimited number of Common Shares.  All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.  Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.  Whenever preferred shares and/or borrowings are outstanding, the Fund will not have the power to pay distributions on Common Shares unless all accrued dividends on the preferred shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.
The Common Shares are listed on the NYSE American.  The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.
The Fund’s net asset value per share generally increases when interest rates decline, and generally decreases when interest rates rise, and these changes are likely to be greater because the Fund has a leveraged capital structure.
Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise.  Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value.  Shares of closed-end investment companies, like the Fund, that invest predominantly in debt obligations have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value.  See “Risks and Special Considerations—Net Asset Value Discount Risk.”  The Fund’s Declaration limits the ability of the Fund to convert to open-end status.  See “Anti-Takeover and Other Provisions in the Declaration of Trust.”
The Fund’s Common Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations.  However, it has recently been the case that the Fund’s Common Shares have traded at a discount from net asset value.  The Fund cannot determine the reasons why the Fund’s Common Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.  Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future.  The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.  See “Leverage” and “Repurchase of Common Shares; Conversion to Open-End Fund.”
The Fund’s outstanding Common Shares are, and when issued, the Common Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE American.  The Fund determines its net asset value on a daily basis.  The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE American per Common Share, and the net asset value per Common Share and the premium to or discount from net asset value, on the date of each of the high and low market prices.  The table also sets forth the number of Common Shares traded on the NYSE American during the respective quarters.

During Quarter Ended	NAV per Common Share On Date of Market Price(1)		NYSE American Market Price per Common Share(1)		Premium/ (Discount) on Date of Market Price(1)		Trading(1)
	High	Low	High	Low	High	Low	Volume
June 30, 2021	$9.42	$9.30	$9.36	$9.10	-0.32%	-2.88%	9,268,355
March 31, 2021	$9.52	$9.32	$9.63	$9.08	2.67%	-4.32%	7,044,367
December 31, 2020	$9.50	$9.12	$9.58	$8.21	1.59%	-9.98%	6,326,821
September 30, 2020	$9.36	$9.04	$9.08	$8.38	-2.64%	-8.42%	5,062,027
June 30, 2020	$9.25	$8.49	$8.70	$6.66	-3.86%	-21.92%	7,431,002
March 31, 2020	$10.10	$7.90	$9.85	$5.56	-2.18%	-31.78%	9,375,097
December 31, 2019	$10.11	$9.93	$9.80	$9.13	-2.68%	-9.42%	7,190,632
September 30, 2019	$10.33	$10.11	$9.75	$9.29	-5.34%	-8.16%	5,830,118
June 30, 2019	$10.52	$10.29	$9.84	$9.42	-5.76%	-9.38%	5,886,424
March 31, 2019	$10.52	$10.12	$9.78	$8.93	-6.44%	-11.76%	6,518,906
December 31, 2018	$11.20	$10.10	$10.24	$8.60	-8.49%	-15.60%	13,470,798

(1)	Source: Thomson Reuters.
The net asset value per Common Share on July 30, 2021 was $9.26 and the market price per Common Share at the close of business on July 30, 2021 was $9.24, representing a 0.2% premium from such net asset value.
The Fund has an unlimited amount of authorized shares. As of July 30, 2021, the Fund has outstanding 30,138,835 Common Shares.

Share Repurchase Program.  Under the Board-approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s Common Shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 Common Shares.
Tender Offer.  The Fund most recently conducted a tender offer in 2017 for up to 15% of its issued and outstanding Common Shares (3,988,963 shares), each without par value, which was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 Common Shares for cash payment at a price equal to $12.73 per Common Share. This purchase price was 98% of the Fund’s net asset value per Common Share of $12.99 as of the close of regular trading on the NYSE American on March 6, 2017.

Preferred Shares
Under the Declaration, the Fund is authorized to issue preferred shares having such par value and such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as determined by the Board of Trustees, without the approval of Common Shareholders.
Series of preferred shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.  Any decision by the Board to authorize an offering of preferred shares is subject to market conditions and to the Board’s belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shareholders.  The terms of any series of preferred shares will be determined by the Board of Trustees (subject to applicable law and the Fund’s Declaration) if and when it authorizes a preferred shares offering.
The Fund offered Preferred Shares in 2003, all of which were redeemed by August 31, 2018.
Authorized Shares
The following table provides the Fund’s authorized shares and Common Shares outstanding as of July 30, 2021.

Title of Class	Amount Authorized	Amount Outstanding Exclusive of Amount held by Fund
Common Shares	Unlimited	30,138,835

INVESTMENT OBJECTIVES AND STRATEGIES
Investment Objectives
The Fund seeks to provide high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective.  Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories:  (1) mortgage-backed and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below investment grade debt securities and other income-producing instruments, as described under “Portfolio Contents and Other Information.”  The Investment Manager has broad discretion to allocate the Fund’s assets among the three principal investment categories.  There is no limitation on the percentage of the Fund’s assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 20% of its total assets in each category. Additionally, the Fund may invest up to 25% of its total assets in Marketplace Loans and Marketplace Lending Instruments including:  (i) direct investments in Marketplace Loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers; (ii) investments in Pass-through Notes issued by a Platform representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the Platform; (iii) investments in asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investments in public or private investment funds that purchase Marketplace Loans.  The Marketplace Loans in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. The Fund will not invest in Marketplace Loans that the Fund determines to be subprime. The Fund cannot assure you that it will achieve its investment objectives.

Under normal market conditions, the Investment Manager expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage).  This duration policy may only be changed following provision of 60 days’ prior notice to Common Shareholders.  In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments.  Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures.  As the value of a security changes over time, so will its duration.  Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.  In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.
The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and any preferred shares voting together as a single class, and, if the Fund has preferred shares are outstanding, of the holders of a “majority of the outstanding” preferred shares voting as a separate class.  A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
The Fund may not necessarily be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including the Investment Manager’s outlook for the market for debt securities and other income-producing instruments and the costs that the Fund would incur as a result of such leverage.
The Fund currently uses leverage through the borrowing of funds under a committed financing arrangement, entering into reverse repurchase agreements, and the purchase of mortgage dollar rolls.  The Fund may use other forms of leverage, including through the issuance of senior securities such as preferred shares.  The Fund may also use leverage through the lending of portfolio securities, and the use of swaps, other derivatives, and when-issued, delayed delivery or forward commitment transactions.  To mitigate leverage risk from such transactions, the Fund may segregate liquid assets against or otherwise cover its future obligations under such transactions.  See “Leverage.”  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent they are determined to be illiquid.  See “Risks and Special Considerations—Liquidity Risk.”
By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage.  Leveraging is a speculative technique and there are special risks involved.  There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
Portfolio Management Strategies
The ability of the Fund to use some of the strategies discussed below and in the SAI, such as derivatives, is limited by the rating agency guidelines.  See “Leverage.”
The Fund uses an active sector allocation strategy to try to achieve its goals of income and capital appreciation.  This means the Fund allocates its assets among securities in various market sectors based on the Investment Manager’s assessment of changing economic, global market, industry, and issuer conditions.  Consequently, the Fund, from time to time, may have significant positions in particular sectors.  The Investment Manager uses a “top-down” analysis of macroeconomic trends combined with a “bottom-up” fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events.  The Investment Manager evaluates business cycles, yield curves, and values between and within markets, as well as country risk and currency risk.  The Fund’s ability to achieve its investment goals depends in part upon the Investment Manager’s skill in determining the Fund’s asset allocation mix and sector weightings.  There can be no assurance that the Investment Manager’s analysis of the outlook for the economy and the business cycle will be correct.

The Investment Manager also uses a research driven, fundamental strategy that relies on a team of analysts to provide in-depth industry expertise and that use both qualitative and quantitative (including but not limited to, consideration of such factors as financial projections, scenario analysis and stress testing) analysis to evaluate companies.  Employing a “bottom-up” investment strategy, the Investment Manager intends to focus on individual securities.  In selecting securities for the Fund’s investment portfolio, the Investment Manager will not rely principally on the ratings assigned by rating agencies, but will perform its own independent investment analysis to evaluate the creditworthiness of the issuer.  The Investment Manager considers a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.
At the same time, the Investment Manager uses a variety of techniques, described below and elsewhere in the Prospectus, designed to evaluate risk and manage the Fund’s exposure to investments that the Investment Manager believes are more likely to default or otherwise depreciate in value over time and detract from the Fund’s overall return to investors.  The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.
When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.  Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities.  The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.  In these circumstances, the Fund may be unable to achieve its investment goals.
PORTFOLIO CONTENTS AND OTHER INFORMATION
This section provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest.  A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objectives and Policies” and “Investment Restrictions and Additional Investment Information” in the Statement of Additional Information.
The Fund invests in a diversified portfolio of debt securities and other income-producing instruments of varying maturities.  These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as convertible securities, bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances, structured notes and other hybrid instruments, real estate investment trusts, preferred shares, U.S. government securities, municipal securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, other types of asset-backed securities, and Marketplace Loans and Marketplace Lending Instruments. The Fund will not invest in inverse floaters or interest-only or principal-only mortgage securities.
Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and the Investment Manager will generally evaluate those instruments based primarily on their debt characteristics.  The Fund may hold equity securities; however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, a bankruptcy, a default, or the exercise of a conversion or purchase right.  See “—Additional Investment Practices—Equity Securities.”
The rate of interest on an income-producing security may be fixed, floating or variable.  The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade.  The Fund may invest up to 15% of its total assets in securities or other income-

producing instruments issued by companies and governments in any foreign country, including developed or developing countries.
The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.  The Fund also may use a variety of derivative instruments for hedging, duration management, investment and risk management purposes, such as options, futures contracts, swap agreements and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts.
The Fund may invest up to 25% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).  Given the current structure of the markets for Rule 144A securities, the Fund may treat some of these securities as illiquid, except that Rule 144A securities may be deemed liquid by the Investment Manager under guidelines adopted by the Board of Trustees.  Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Investment Manager, they will be subject to the Fund’s restrictions on investments in illiquid securities.  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent such derivatives are determined to be illiquid.
Commercial and Other Mortgage-Related and Asset-Backed Securities
Under normal market conditions, the Fund will invest at least 20% of its assets in mortgage-backed and other asset-backed securities.  Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages.  Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.  Under normal conditions, the Fund’s allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.
The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations.  These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers.  They may pay fixed or adjustable rates of interest.  The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics.  Commercial mortgage loans generally lack standardized terms, which may complicate their structure.  Commercial properties themselves tend to be unique and difficult to value.  Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.
Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  The Fund will not invest in interest-only or principal-only mortgage securities.
The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets.  These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans.  These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”).  Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers.  An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral.  EETCs tend to be less liquid than bonds.  Other asset-backed securities may be collateralized by the fees earned by service providers.  The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers.  In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.  The insolvency of entities that generate receivables or that use the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Please see “Investment Restrictions and Additional Investment Information—Mortgage-Related and Other Asset-Backed Securities” in the SAI and “Risks and Special Considerations—Mortgage-Related Risk” in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.
Bank Loans and Loan Participations
Under normal market conditions, the Fund will invest at least 20% of its total assets in bank loans made to corporate and other business entities.  Such bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (“LIBOR”) plus a premium.  The Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower.  The Investment Manager generally considers loan participations to be liquid.  To the extent loan participations are deemed to be liquid by the Investment Manager, they will not be subject to the Fund’s restrictions on investments in illiquid securities.
Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution.  Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly.  While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that sell at a discount because of the borrower’s credit problems or other issues associated with the credit risk of the loan.  To the extent the credit problems are resolved, loan participations may appreciate in value.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.
Bank loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal.  Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund.  Some bank loans may be secured by collateral; however, there can be no assurance that the liquidation of any collateral securing a bank loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  I n the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a bank loan.  Collateral securing a bank loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

Many bank loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange.  The amount of public information available with respect to bank loans will generally be less extensive than that available for registered or exchange listed securities.  In evaluating the creditworthiness of borrowers, the Investment Manager will consider, and may rely in part, on analyses performed by others.  Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency.  A portion, and potentially all, of the bank loans in the Fund may be assigned ratings below investment grade by a Rating Agency, or unrated but judged by the Investment Manager to be of comparable quality.
No active trading market may exist for some bank loans and some loans may be subject to restrictions on resale.  A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s net asset value.  In addition, the Fund may not be able to readily dispose of its bank loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.  During periods of limited supply and liquidity of bank loans, the Fund’s yield may be lower.  See “Risks and Special Considerations—Liquidity Risk.”
If a bank loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.
High Yield Investments
Under normal market conditions, the Fund will invest at least 20% of its total assets in debt securities and other income-producing instruments that are rated below investment grade by Moody’s, S&P or Fitch (below Baa by Moody’s, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality.  These debt securities are sometimes referred to as “high yield” securities or “junk bonds.” Investing in high yield securities and instruments involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations.  While offering a greater potential opportunity for capital appreciation and higher yields, high yield investments typically entail greater potential price volatility and default risk and may be less liquid than higher-rated securities.  Compared to issuers of higher-rated securities, issuers of high yield securities or other income-producing instruments may be perceived to have greater difficulty meeting principal and interest payments.  They also may be more susceptible to real or perceived adverse economic and competitive conditions related to the issuer’s industry than higher-rated securities.  High yield investments may be less liquid than higher rated securities.  The Fund may also invest in debt securities or other obligations whose issuers are in bankruptcy.  See “Risks and Special Considerations—Liquidity Risk.”
The market values of high yield investments tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates.  In addition, lower-quality debt securities tend to be more sensitive to economic conditions.  Certain “emerging market” governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
The Fund may purchase unrated securities (which are not rated by a rating agency) if the Investment Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating.
Lower rated securities generally provide higher yields than more highly rated securities to compensate investors for the higher risk.  The Fund will seek to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk.  These lower rated securities may also include defaulted securities for which payments of interest or principal or both are unpaid and overdue or for which other defaults have occurred.  Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  This means you could lose money over short or even extended periods.
Credit Ratings and Unrated Securities
Rating Agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities, based on an assessment of default risk.  Appendix A to the SAI describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch.  Ratings assigned by a Rating Agency are the individual agency’s opinion of credit quality and do not evaluate market risks.  Rating Agencies may fail to make timely changes in credit ratings or may make an inaccurate assessment of the factors affecting credit quality, and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.  As described below under “—Independent Credit Analysis,” the Investment Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.  The ratings of a debt security may change over time.  The Rating Agencies monitor and evaluate the ratings assigned to securities on an ongoing basis.  As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.
Independent Credit Analysis
The Investment Manager relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research.  The Investment Manager uses this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Investment Manager’s assessment of their credit characteristics.  The Investment Manager monitors the creditworthiness of the Fund’s portfolio.  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations.  The Fund’s success in achieving its investment objectives may depend more heavily on the Investment Manager’s credit analysis than if the Fund invested solely in higher-quality and rated securities.
Marketplace Loans
Under normal market conditions, the Fund may invest up to 25% of its total assets in marketplace lending investments which are made through a combination of: (i) investing in marketplace loans to consumers, small- and mid-sized companies, and other borrowers, originated through online Platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through the purchase of whole loans either individually or in aggregations; (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (a “Platform”) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the Platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investing in public or private investment funds that purchase Marketplace Loans. The Marketplace Loans in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans. The Fund will not invest in Marketplace Loans that the Fund determines to be subprime.
Marketplace Loans are originated through online Platforms that provide a marketplace for lending and match consumers, small- and midsized companies (“SMEs”), and other borrowers seeking loans with investors willing to provide the funding for such loans.  These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing).  The procedures through which borrowers obtain loans can vary between Platforms, and between the types of loans (e.g., consumer versus SME).  Marketplace lending is often referred to as “peer to peer” lending because of the industry’s initial focus on individual investors and consumer loan borrowers.  However, since its inception, the industry has grown to include substantial involvement by institutional investors.  The yield to the lender on a marketplace loan is the fixed interest rate assigned by the Platform to the loan net of any fees charged by the Platform, including servicing fees, which cover the costs of services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things.
In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal and state level, and across multiple jurisdictions if it operates its business nationwide.  Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws.  Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans.  A limited number of states also may have interest rate caps for certain commercial loans.  The maximum permitted interest rate can vary substantially between states.  Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index.  Some Platforms obtain state lending licenses and lend directly to borrowers.  Other Platform operators through a contractual relationship with a bank purchase bank originated loans.  In this model, an operator of a Platform may be able to (through existing law and legal interpretations) be the beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside.
Whole Loans. The Fund’s Marketplace Loan investments primarily consist of whole loans. When the Fund invests directly or indirectly in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The Platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding acceleration or enforcement of the loans following any default by a borrower. Where a Platform or its affiliate acts as the loan servicer, an arrangement with a backup servicer may be established in case the Platform or affiliate ceases or fails to perform these servicing functions. The Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the Platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. The whole loans in which the Fund may invest may be secured or unsecured.
The Fund will not invest in Marketplace Loans that the Fund determines to be subprime. The Fund defines “subprime” for this purpose as (i) loans to individual borrowers where the individual borrower of such loan either does not have a FICO score, or has a FICO score below 600; and (ii) loans to small and medium companies determined by the Investment Manager to be comparable to that of consumer loans that are of subprime quality.

Marketplace Pass-Through Notes.  The Fund may invest in Marketplace Pass-Through Notes.  The operator of a Platform may purchase a loan from a funding bank at par using the funds of multiple lenders and then issue to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate  share of all principal and interest payments received by the operator  from the borrower on the loan funded by such lender (net of the Platform servicing fees).  Alternatively, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.  These lenders similarly may sell Pass-Through Notes backed by individual loans or engage in other capital market transactions. The Platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans.  Upon identification  of the proceeds received with respect to a loan and deduction of applicable fees, the Platform operator forwards the amounts owed to the lenders or the holders of  any related Pass-Through Notes, as applicable.  A Platform operator is not obligated to make any payments due on a Pass-Through  Note (except to the extent that the operator actually receives payments from the borrower on the related loan).  Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a Platform operator and are not entitled to recover any deficiency of principal or interest from the Platform operator if the underlying borrower defaults on its payments due with respect to a loan.
Marketplace Loan Asset-Backed  Securities.  The Fund also may invest in Marketplace Loans through special purpose vehicles (“SPVs”)  established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed  securities”)  secured only by such underlying assets (which practice is known as securitization).  The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Platform.  The SPV may enter into a service agreement with the operator or a related entity to ensure continued

collection of payments, pursuit of delinquent  borrowers and general interaction with borrowers in much the same manner as if the securitization  had not occurred.  The SPV may issue multiple classes of asset-backed securities with different levels of seniority.  The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset- backed securities.  Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates.  In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities.  The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.  The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool.  The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated  rate of prepayment of the underlying assets.
Public or Private Investment Funds. The Fund may invest in public or private investment funds that invest in Marketplace Loans. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Marketplace Loans through the public or private investment fund rather than directly from the operator of the Platform.  The Fund, as a holder of securities issued by public or private investment funds, will bear its pro rata portion of such funds’ expenses.  These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.
Additional Investment Practices
Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
Bank Obligations
The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation.
Zero-Coupon Securities
Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value.  The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

Because of the lack of current income, the value of zero-coupon or deferred interest securities is generally more volatile than the value of other fixed-income securities that pay interest periodically.  Zero-coupon or deferred interest securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.  For federal income tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature or the specified date.  Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above.  The Fund is not limited in the amount of its assets that may be invested in these types of securities.
Pay-in-kind Securities
Pay-in-kind securities pay interest by issuing more bonds.  The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date.  Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above.  The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.
Foreign (Non-U.S.) Investments and Currencies
The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing.  Foreign investments held by the Fund generally will be traded on U.S. markets.
The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.  Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.  See “Risks and Special Considerations—Foreign (Non-U.S.) Investment Risk.”
Foreign Currencies and Related Transactions.  The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment.  The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another.  For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures.  Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time.  Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.  The Fund will normally seek to hedge at least 75% of its exposure to foreign currencies.
Please see “Investment Restrictions and Additional Investment Information—Foreign (Non-U.S.) Investments and Currencies” in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.
Derivatives
The Fund may invest in a variety of derivatives without limit for hedging purposes, and may invest up to 25% of its total assets in derivatives for non-hedging purposes.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements.  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent they are determined to be illiquid.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.  See “Risks and Special Considerations—Derivatives Risk.” Certain types of derivative instruments that the Fund may use with some frequency are described elsewhere in this section, including those described under “—Structured Notes and Other Related Instruments” and “—Swaps.” Please see “Investment Restrictions and Additional Investment Information—Derivative Instruments” in the SAI for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.  There is no assurance that these derivative strategies will be available at any time or that the Investment Manager will determine to use them for the Fund or, if used, that the strategies will be successful.  In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more Rating Agencies that may issue ratings for preferred shares or debt issued by the Fund.
The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks.  Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument.  Should a market or markets, or prices of particular classes of investments, move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant.  If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all.  To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged.  There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the counterparty to the transaction (particularly with respect to swap agreements, forward currency contracts and other OTC derivatives) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency.  This risk may be heightened during volatile market conditions.  Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time.  In addition, the presence of speculators in a particular market could lead to price distortions.  To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid.  Some derivatives can be particularly sensitive to changes in interest rates or other market prices.  Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.
The use of derivative strategies may also have a tax impact on the Fund.  The timing and character of income, gains or losses from these strategies could impair the ability of the Investment Manager to use derivatives when it wishes to do so.
Swaps.  The Fund may enter into swap contracts for hedging purposes, to change the duration of the overall portfolio, to mitigate default risk, or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps, inflation index swaps or currency swaps.  When used for hedging purposes, the Fund would be the buyer of a swap contract.  When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis.  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent such derivatives are determined to be illiquid.
Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) for periods ranging from a few days to multiple years.  A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).  In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments.  The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The parties typically do not actually exchange the notional amount.  Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index.  The Fund customarily enters into swap agreements that are based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  ISDA is a voluntary industry association of participants in the over-the-counter (“OTC”) derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counter-party are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments.  The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates.  The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund).  If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.
During the term of an uncleared swap agreement, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin).  Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument.  Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund.  However, the amount pledged may not always be equal to or more than the amount due to the other party.  Therefore, if a counterparty defaults on its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty.  Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract.  The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.  With cleared swaps, the Fund may not be able to obtain as terms as favorable it would be able to negotiate for a bilateral, uncleared swap.  In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps.  The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action.  In addition, the SEC,

Commodity Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency.  It is not possible to predict fully the effects of current or future regulation.
Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Interest Rate Swaps.  An interest rate swap is an agreement between two parties to exchange interest rate payment obligations.  Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks).  Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR).  In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR).  Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money.  Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount.  Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. To the extent the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund’s outstanding swap obligation.
By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets.  The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved.  Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration.  An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Credit Default Swaps.  The Fund may purchase and sell credit default swaps.  In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.  When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Inflation Index Swaps.  An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate.  Each party’s payment obligation is determined by reference to a specified “notional” amount of money.  Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.  The value of an inflation index swap is expected to change in response to changes in the rate of inflation.  If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value.  Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Total Return Swaps.  A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument.  The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).
Currency Swaps.  A currency swap is generally a contract between two parties to exchange one currency for another currency at the start of the contract and then exchange periodic floating or fixed rates during the term of the contract based upon the relative value differential between the two currencies. Unlike other types of swaps, currency swaps typically involve the delivery of the entire principal (notional) amounts of the two currencies at the time the swap is entered into. At the end of the swap contract, the parties receive back the principal amounts of the two currencies.
Options on Swap Agreements

Generally, the Fund may purchase options on credit default swaps, options on interest rate swaps, commonly known as swaptions and options on fixed income total return swaps.  For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund.  An option on a swap agreement generally is an over-the-counter option that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option.  The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer.  A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows.  In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.
When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs.  Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk.  With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.  With respect to the Fund’s purchase of options on credit default swaps, depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change.
  Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s Statement of Additional Information (“SAI”).  Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.  The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets.  The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
Currency Forwards
A currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency.  A currency forward will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a currency forward should protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
Equity Securities
The Fund may invest in equity securities.  The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights.  The owner of an equity security may participate in a company’s success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends.  Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares.  Equity securities generally take the form of common stock or preferred stock.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.  Equity securities may also include convertible securities, warrants or rights.  Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.
The Fund’s equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks.  The Fund may also acquire equity securities in connection with the Fund’s other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund.  These equity securities may have risk and other characteristics of stocks or of both stocks and bonds.  By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding’s share price or an overall decline in the stock market.  The value of an investment in the Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies.  In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.
Preferred Stocks.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company.  Some preferred stocks offer a fixed rate of return with no maturity date.  Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates.  Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.  Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.
Convertible Securities and Synthetic Convertible Securities.  The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Collateralized Obligations
The Fund may invest in any tranche (other than the equity tranche) of collateralized debt obligations.  Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (“SPE”) and are typically backed by a diversified pool of bonds, loans or other debt obligations.  CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (“REITs”), commercial mortgage-backed securities, emerging market debt, and municipal bonds.  Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.
Common varieties of CDOs include the following:
Collateralized loan obligations.  Collateralized loan obligations (“CLOs”) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.
Collateralized bond obligations.  Collateralized bond obligations (“CBOs”) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.
Structured finance CDOs.  Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.
Synthetic CDOs.  In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments, principally counterparty risk.
CDOs are similar in structure to collateralized mortgage obligations.  Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.
In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield.  The riskiest portion is the “equity” tranche, which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete).  Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade.  Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests.  Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility.  Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities.  However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A.  To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities.  The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.
All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class.  In the past, prices of CDO tranches have declined considerably.  The drop in prices was initially triggered by the subprime mortgage crisis.  Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs.  As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions.  There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.
In addition to the normal risks associated with debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act.  CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.
Repurchase Agreements
The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its assets, the Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.  Repurchase agreements maturing in more than seven days are considered to be illiquid securities.
Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.
Reverse Repurchase Agreements
The Fund uses reverse repurchase agreements in order to add leverage to the portfolio.  In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price.  Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities.  Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.
Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings.  Reverse repurchase agreements involve leverage risk and also the market risk based on the value of the securities that the Fund is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
U.S. Government Securities
The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue.  Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.
Municipal Bonds
Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk.  The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.  Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.  General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source.  The Fund also may purchase municipal bonds that represent lease obligations.  These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.  The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

When Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis.  These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time.  Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into.  Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable.  The Fund will not enter into these transactions for investment leverage.  When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.
In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction.  The other party’s failure may cause the Fund to miss a price or yield considered advantageous.  Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.  The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.
Structured Notes and Related Instruments
The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.  Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The Investment Manager may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio.  While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks.  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile.  In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero.  Structured instruments also may involve significant credit risk and risk of default by the counterparty.  Certain issuers of structured instruments may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investment in these structured instruments may be limited by the restrictions contained in the 1940 Act.  Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Investment Manager, they will be subject to the Fund’s restrictions on investments in illiquid securities.  Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.  If the value of the embedded index changes in a manner other than that expected by the Investment Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected.  Also, if the Investment Manager uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).
Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline.  The Fund may use short sales for investment and risk management purposes.  When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty.  The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.  The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian.  The Fund may not receive any payments (including interest) on its collateral.  Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.  The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund’s losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund’s total assets.
Dollar Roll Transactions
The Fund enters into mortgage dollar roll transactions as a form of borrowing.  In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date.  During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.  The cash received by the Fund for the sale in a dollar roll is used to purchase additional investments.  The Fund then continues to engage in forward dollar roll transactions, continually “rolling” them forward as existing transactions move toward their settlement dates.  The cost of borrowing associated with the mortgage dollar roll strategy is an implied rate, calculated from the difference between the lower forward settlement price at which the Fund is purchasing agency mortgage-backed securities and the higher current price at which the Fund is selling the securities.
As a matter of non-fundamental policy, the Fund considers the purchase and/or sale of a mortgage dollar roll to be a borrowing for purposes of the Fund’s fundamental restrictions.
Real Estate Investment Trusts
The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts (“REITs”).  A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate.  The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market.  Shares of private REITs are not publicly traded, and will be treated as illiquid securities.  The Fund will limit its investments in illiquid securities, including private REITs, to 25% of its total assets.
Other Investment Companies
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.  Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.  These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.  Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Investment Manager or its affiliates in amounts up to 25% of the Fund’s total assets.  The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.

Rating Agency Requirements; Financing Restrictions.  If any debt or preferred shares issued by the Fund are rated, the relevant rating agencies impose asset coverage tests and other restrictions that may limit the Fund’s ability to engage in certain of the transactions described above.  Similarly, financial institutions that lend or make margin loans to the Fund impose restrictions that may limit the Fund’s ability to make investments or engage in certain transactions.  See “Leverage.”
Please see “Investment Objectives and Policies” and “Investment Restrictions and Additional Investment Information” in the SAI for additional information regarding the investments of the Fund and their related risks.
LEVERAGE
The Fund employs leverage through participation in a credit facility, entering into reverse repurchase agreements, and purchase of mortgage dollar rolls. The Fund borrows funds pursuant to a committed bank financing arrangement (the “BNPP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“BNPP”), which the Fund entered into on August 10, 2018. The Fund uses financial leverage on an ongoing basis for investment purposes, including through the purchase of mortgage dollar rolls and by entering into reverse repurchase agreements. From 2003 through August 2018, the Fund also leveraged through preferred shares.  In addition to mortgage dollar rolls, the Fund may from time to time use leverage through the issuance of senior securities such as preferred shares.  The Fund may also use leverage through the lending of portfolio securities, and the use of swaps, other derivatives, and when-issued, delayed delivery or forward commitment transactions.  To mitigate leverage risk from such transactions, the Fund may segregate liquid assets against or otherwise cover its future obligations under such transactions.  By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks.  Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.  The Fund may engage in additional transactions of the type described above and similar investment management techniques which provide leverage.  The Fund may use leverage for investment purposes, in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage.  Leveraging is a speculative technique and there are special risks involved.  There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.  See “Risks and Special Considerations—Leverage Risk.”
The BNPP Facility provides the Fund with a six-month rolling margin loan credit facility. Borrowings under the BNPP Facility are done on a secured basis, which means the Fund is required to pledge portfolio securities as collateral in an amount up to the loan balance outstanding or as otherwise required by financing arrangements and grant a security interest in the securities pledged to, and in favor of, the counterparty as security for the loan balance outstanding. The BNPP Facility provides for re-hypothecation of portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. Such re-hypothecation allows the Fund to retain ownership of the re-hypothecated securities and to continue to receive payments in lieu of dividends and interest on such re-hypothecated securities. The Fund also has the right under the BNPP Facility to recall the re-hypothecated securities on demand. If BNPP fails to deliver the recalled security in a timely manner, BNPP will compensate the Fund for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund may also enter other bank financing arrangements in the future.
The Fund enters into reverse repurchase agreements, under which the Fund sells securities in exchange for cash to counterparties, with a simultaneous agreement to repurchase the same or substantially the same security at a mutually agreed-upon date and price. Such a transaction is accounted for as a secured borrowing by the Fund, collateralized by securities for which the Fund retains possession. Reverse repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (buyers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for reverse repurchase agreements. In the event of default by either the buyer or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The buyer may sell securities the

Fund pledged as collateral and apply the proceeds towards the reverse repurchase price and any other amounts owed by the Fund in the event of default by the Fund. This could involve costs or delays in addition to a loss on the securities if their value falls below the reverse repurchase price owed by the Fund. The Fund monitors collateral fair value for the reverse repurchase agreement, including accrued interest, over the life of the agreement, and when necessary, delivers or receives cash or securities in order to manage credit exposure and liquidity.
For each mortgage dollar roll transaction, the Fund currently segregates on its books an offsetting cash position or a position of liquid securities of equivalent value.  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price. However, the Fund reserves the right to not fully offset its mortgage dollar roll transactions in the future.
The Fund could suffer a loss in a mortgage dollar roll transaction if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.  The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund’s Board of Trustees.  In addition to counterparty risk, the use of dollar rolls is subject to the continued availability of these transactions at favorable rates.  If mortgage dollar rolls cease to be available, have limited availability or are unavailable at favorable rates, the Fund may be unable to maintain this form of leverage and could be forced to make actual settlement on mortgage-backed securities purchased on the forward basis and possibly to seek alternative forms of borrowing.  In addition, by entering into mortgage dollar rolls as a means of financing, the Fund is committed to acquiring the types of mortgage-backed securities upon which counterparties are willing to enter into mortgage dollar rolls.  This could result in the Fund entering into mortgage dollar rolls for securities which the Investment Manager would not otherwise purchase for the Fund, or be required to reduce leverage through dollar rolls or find alternative forms of leverage, which may not be available at all or available on equally favorable terms.
As of July 30, 2021, the Fund had leverage from the BNPP Facility, reverse repurchase agreements and mortgage dollar rolls in the amount of 33.35% of the Fund’s Managed Assets.
The Fund’s senior securities, including any preferred shares or borrowings, have complete priority upon distribution of assets over the Common Shares.  The issuance of preferred shares or incurrence of indebtedness leverages the Common Shares.  So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.
Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of any preferred shares issued or indebtedness incurred) will be borne entirely by the Common Shareholders.  If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.  During periods in which the Fund is using leverage, the fees paid to the Investment Manager will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets.  Thus, the Investment Manager has a financial incentive for the Fund to use leverage, which may result in a conflict of interest between the Investment Manager and the Common Shareholders.  Fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders or debtholders, if any).  These include costs associated with any offering of series of preferred shares or debt securities by the Fund, which will be borne immediately by Common Shareholders, as will the costs associated with any borrowings or other forms of leverage used by the Fund.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of reverse repurchase agreements, swaps and other derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets).  In addition, to the extent required by law, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.  If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle preferred shareholders, if any, to elect a majority of the Trustees of the Fund.  Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.  For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.
Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.  When preferred shares are outstanding, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain net asset coverage of at least 200%.  If the Fund has preferred shares outstanding, two of the Fund’s Trustees will be elected by the holders of preferred shares, voting separately as a class.  The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares voting together as a single class.  In the event the Fund were to fail to pay dividends on preferred shares for two years or other defaults, preferred shareholders would be entitled to elect a majority of the Trustees of the Fund.
The Fund’s Preferred Shares were redeemed by August 31, 2018.
Assuming that its borrowings represent approximately 32.95% of the Fund’s Managed Assets and pay interest at an annual average rate of 0.91%, the income generated by the Fund’s portfolio (net of expenses) would have to exceed 0.20% in order to cover the cost of such leverage.  Of course, these numbers are merely estimates, used for illustration purposes only.  The Fund’s actual cost of leverage will vary frequently and may be significantly higher or lower than the rate identified above.
The following table is furnished in response to requirements of the SEC.  It is designed to illustrate the effect of leverage on the total return of the Common Shares, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%.  These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund.  The table further assumes borrowings representing approximately 32.95% of the Fund’s Managed Assets and the Fund’s annual cost of leverage of 0.39%.  See “Risks and Special Considerations.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-15.31%	-7.85%	-0.40%	7.06%	14.52%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying the cost of leverage) and gains or losses on the value of the securities the Fund owns.  As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.  For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

RISKS AND SPECIAL CONSIDERATIONS
An investment in the Fund involves certain risks and considerations, which are described below.
Net Asset Value Discount Risk
As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors.  Shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic is a risk separate and distinct from the risk that net asset value will decrease.  The Fund cannot predict whether its Common Shares in the future will trade at, below or above net asset value.  This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time.  For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.  If Common Shares are sold, the price received may be more or less than the original investment.  The Common Shares are designed for long-term investors and should not be treated as trading vehicles.  Common Shares of closed-end management investment companies frequently trade at a discount from their net asset value.
Credit Risk
An issuer of a debt security, including a governmental issuer, or a borrower related to a Marketplace Loan, may be unable to make interest payments and repay principal.  The Fund could lose money if the issuer of a debt obligation, or a borrower related to a Marketplace Loan, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.  The downgrade of a security may further decrease its value.  For mortgage-backed securities, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners, and other market factors.  This risk is mitigated by a U.S. government agency’s or instrumentality’s guarantee of the underlying debt obligation.
Mortgage-Related Risk
The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and agency-issued securities and other mortgage-backed instruments.  Rising interest rates tend to extend the duration of mortgage-related securities, which in turn could lengthen the average duration of the Fund’s portfolio, making the portfolio more sensitive to changes in interest rates, and may reduce the market value of the portfolio’s mortgage-related securities.  This possibility is often referred to as extension risk.  Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates.  In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline.  This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.  The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Certain government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), provide a guarantee as to timely payment of principal and interest for mortgage-backed instruments each entity issues, backs or otherwise guarantees.  Guarantees may or may not be backed by the full faith and credit of the U.S. government.  Since September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, has acted as the conservator to operate FNMA and FHLMC until they are stabilized.  It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by FNMA or FHLMC for the long-term.

Loan Risk
Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.
Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange.  In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities.  As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.
Bank and certain corporate loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on antifraud protections of the federal securities laws and may have limited legal remedies.
High Yield Risk
In general, lower rated debt securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund’s net asset value or dividends.  The Fund may invest in debt securities and other income-producing instruments, like Marketplace Lending Instruments, that are rated below investment grade by each Rating Agency rating the security (below Baa by Moody’s or below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality, including debt securities or other income-producing instruments that are in default or the issuers of which are in bankruptcy.  The prices of these lower grade bonds and income-producing instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities.  In addition, the secondary market on which high yield securities or similar instruments are traded may be less liquid than the market for investment grade securities, meaning these holdings are subject to greater liquidity risk than investment grade securities.  Because the Fund may invest a significant portion of its assets in below investment grade debt securities and income-producing instruments, the Investment Manager’s investment decisions and analytical capabilities in this area will be particularly important.    The Fund may invest in debt securities or other obligations that are in default or the issuers of which are in bankruptcy.  Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
Marketplace Loans Risk
Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. In addition to the normal risks associated with debt investments, Marketplace Loans are also subject to the following:
Marketplace Loans are generally not rated by rating agencies and constitute a highly risky and speculative investment, similar to an investment in lower rated or high yield debt securities debt securities (also known as “junk” bonds).  There can be no assurance that payments due on underlying Marketplace Loans will be made.  A Platform operator is not obligated to make any payments due on a Marketplace Loan except to the extent that the operator actually receives payments from the borrower on the related loan.  Accordingly, lenders and investors assume all of the credit risk on the loans they fund or purchase from a Platform operator and are not entitled to recover any deficiency of principal or interest from the Platform operator if the underlying borrower defaults on its payments due with respect to a loan. A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority.  The Fund may need to rely on the collection efforts of the Platforms and third-party collection agencies which also may be limited in their ability to collect on defaulted Marketplace Loans.  In addition, a Platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans.
Additionally, the terms of certain Marketplace Loans may not restrict the borrowers from incurring additional debt.  If a borrower incurs additional debt after obtaining a loan through a Platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower.  To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the Platform’s ability to collect on the Marketplace Loan upon default.  When a Marketplace Loan is unsecured, borrowers may choose to repay other loans before repaying a loan facilitated through a Platform because the borrowers have no collateral at risk.  The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured, which could allow other creditors to move more quickly to claim assets of the borrower.
Borrower Credit Risk.  Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages.  The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market.  As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Loans may be significantly higher than those experienced by financial products arising from traditional sources of lending.  The Fund may need to rely on the collection efforts of the Platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans.  The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans.  Borrowers may seek protection under federal bankruptcy law or similar laws.
Pass-Through Notes Risk. As Pass-Through Notes generally are pass-through obligations of the operators of the lending Platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such Platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them.  In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments.
Fraud Risk.  The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the Platforms, banks, borrowers and third parties handling borrower and investor information.  For example, a borrower may have supplied false or inaccurate information.  A Platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud.  A Platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest.  If a Platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund.  Alternatively, if the Platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.
Platform Provided Credit Information Risk.  The Investment Manager is reliant in part on the borrower credit information provided to it or assigned by the Platforms when selecting Marketplace Loans for investment.  To the extent a credit rating is assigned to each borrower by a Platform, such rating may not accurately reflect the borrower’s actual creditworthiness.  A Platform may be unable, or may not seek, to verify all of the borrower information obtained by it.  Borrower information on which Platforms and lenders may rely may be outdated.  In addition, certain information that the Investment Manager would otherwise seek may not be available, such as financial statements and other financial information.  Furthermore, the investment manager may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential.  In addition, the Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed.
Liquidity Risk.  Investors that acquire Marketplace Loans directly from Platforms must generally hold their loans through maturity in order to  recoup their entire principal.  No Marketplace Loans currently being offered have been registered with the U.S.  Securities and Exchange Commission.  In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in pass-through notes issued by one platform does occur on one electronic “alternative trading system”).  An active secondary market for Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future.  Accordingly, it may be difficult for the Fund to sell an investment in Marketplace Loans at the price which the Fund believes the loan should be valued. The Fund’s investments in Marketplace Loans will be limited by the Fund’s 25% limit on illiquid investments to the extent such Marketplace Loans are determined to be illiquid.
Platform Risk.  The Fund materially depends on the Platforms that originate Marketplace Loans for loan data and the origination, sourcing and servicing of marketplace loans and on the Platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.  Information provided to the Platform regarding the loans and the borrowers’ credit information may be limited, incomplete, inaccurate, out of date or fraudulent and a Platform’s resources and technologies to verify information and prevent fraud may be insufficient. Investments in Marketplace Loans may be adversely affected if the Platform or third-party servicer becomes unable or unwilling to fulfill its obligations in servicing the loans.  The Fund intends to have a backup servicer in case any Platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans.
Treatment of Marketplace Lending Instruments Purchased by the Fund under Federal Securities Laws. The Fund has been advised that it is the current view of the SEC staff that the purchase of whole loans through Platforms involves the purchase of “securities” issued by the Platforms under the Securities Act. If the Marketplace Lending Instruments purchased by the Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document but underwriters or other such individuals who have not signed the registration statement may assert a due diligence defense. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Marketplace Lending Instruments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state.

There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC. In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Marketplace Lending Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Servicer Risk. The Fund’s investments in Marketplace Loans could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

Tax Risk.  The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain.  In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry.  Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to qualify for treatment as a regulated investment company for federal income tax purposes.  In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests.  Some issues related to qualification as a regulated investment company are open to interpretation.  For example, the Fund intends to primarily invest in whole loans originated by Platforms.  The Fund intends to treat the identified borrowers in the loan documentation as the issuer of such loans.  No statutory, judicial or administrative authority directly discusses how the loans in which the fund will invest should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in such securities is uncertain.  If the IRS were to disagree and successfully assert that the Platforms should be viewed as the issuer of the loans, or if the IRS were to issue guidance to this effect, the Fund would not satisfy the regulated investment company diversification tests.  Also, the tax treatment of the Fund’s investment in loans originated by Platforms could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a regulated investment company under Subchapter M of the Code. As a result of the forgoing, the Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company.

If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income.  As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced.  Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.  In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause a negative impact on Fund returns.  In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies.  See “U.S. Federal Income Tax Matters.”

Regulatory and Judicial Risks.  The Platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities.  Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof.  Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically.  A failure to comply with the applicable rules and regulations may, among other things, subject the Platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the Platform to be voided or otherwise impair the enforcement of such loans;

and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions.

The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans.  Marketplace lending industry participants, including Platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations.  In addition, courts have recently considered the regulatory environment applicable to Platforms and purchasers of Marketplace Loans.  In light of recent decisions, if upheld and widely applied, certain Platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans could be subject to reduced returns and/or the Platform subject to fines and penalties.  As a result, Marketplace Loans purchased by the Fund could become unenforceable, thereby causing losses for shareholders.

Interest Rate Risk
Changes in interest rates may present risks to the Fund.  When interest rates rise, debt security prices generally fall.  The opposite is also true: debt security prices generally rise when interest rates fall.  Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund’s portfolio will decline in value.  Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline.  This means that the net asset value of the Common Shares may fluctuate with interest rate changes and the corresponding changes in the value of the Fund’s holdings.  Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund’s portfolio will decline in value.  The prices of short-term debt obligations generally fluctuate less than the prices of long-term debt obligations as interest rates change.
The prices of fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile.  Because the Fund will normally have an estimated dollar-weighted average duration of between two and five years (including the effects of anticipated leverage), the Common Shares’ net asset value and market price will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.
The cost of leverage employed by the Fund is based on certain interest rates.  If the cost of leverage exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, the returns to Common Shareholders may be reduced.
The Fund’s use of leverage, as described above, will tend to increase Common Share interest rate risk.  The Fund may use certain strategies, including investments in structured notes and interest rate swaps and caps, for the purposes of changing the duration of the overall portfolio, reducing the interest rate sensitivity of the portfolio or decreasing the Fund’s exposure to interest rate risk, although there is no assurance that the Fund will do so or that such strategies will be successful.  See “How the Fund Manages Risk—Hedging and Related Strategies.”
Inflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money.  As inflation increases, the real value of the Common Shares and distributions thereon can decline.  In addition, during any periods of rising inflation, the Fund’s cost of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.  This risk is mitigated to some degree by the Fund’s investments in bank loans made to corporate and other business entities.
Leverage Risk

The Fund uses leverage, including through borrowings under the BNPP Facility, reverse repurchase arrangements, and the purchase of mortgage dollar rolls, on an ongoing basis for investment purposes, in order to leverage the Common Shares.  The Fund may also leverage the portfolio through entering into other committed bank financing arrangements, or through the issuance of preferred shares, the lending of portfolio securities, the use of swaps, other derivatives, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions, among other options.
The precise amount of leverage used by the Fund may vary from time to time.  The issuance of any preferred shares and any debt securities (including borrowings) have seniority over the Common Shares.
If the cost of leverage exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower return on its portfolio investments than if the Fund were not leveraged, and the Fund’s ability to pay dividends and meet its asset coverage requirements on indebtedness (including borrowings) or any preferred shares would be reduced.
Any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing a rating on any preferred shares issued.  In an extreme case, the Fund’s current investment income might not be sufficient to meet the Fund’s cost of leverage.  In order to counteract such an event, the Fund might need to liquidate investments in order to reduce its leverage.  Liquidation at times of adverse economic conditions may result in a capital loss to the Fund.  There is no assurance that the Fund’s leveraging strategy will be successful.
While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective.  Changes in the future direction of interest rates are very difficult to predict accurately.  If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund’s return on its investment portfolio relative to the circumstance where the Fund had not reduced leverage.  The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.
Because the fees received by the Investment Manager are based on the Managed Assets of the Fund (including assets attributable to any preferred shares that are outstanding or the outstanding amount of any borrowing or short-term debt securities), the Investment Manager has a financial incentive for the Fund to employ leverage, which may create a conflict of interest between the Investment Manager and the holders of the Common Shares.
Portfolio Security Issuer Risk
The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and performance and factors affecting the issuer’s industry (such as reduced demand for the issuer’s goods and services).
Management Risk
               The Fund is subject to management risk because it is an actively managed investment portfolio.  The Investment Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
High Portfolio Turnover Risk
The Fund may engage in active trading and there may be a high portfolio turnover rate.  Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year, which may increase overall costs. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and is more likely to generate short-term capital gains, which are taxable at ordinary income rates. There is not necessarily a relationship between a high portfolio turnover rate and the Fund’s performance.
Foreign (Non-U.S.) Investment Risk
Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves more risks than investing in U.S. securities.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.  The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.
You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.  The Fund may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.  The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, including developed or developing countries.  The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.  The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.  Foreign markets have substantially less volume than the New York Stock Exchange (the “NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.
Developing Countries and Emerging Markets
Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets.  Emerging market countries generally include those considered to be developing by the World Bank.  These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa.  These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.
In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Foreign Currency
The Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable.  Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries.  Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.  There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.
The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments.  Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be internationally traded.
Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.  Through the Fund’s flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund’s investments.
The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.  Some of these decisions may later prove profitable and others may not.  No assurance can be given that profits, if any, will exceed losses.
Forward Currency Exchange Contracts
The Fund may enter into forward currency exchange contracts (currency forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income.  The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.  For more information about currency forward contracts, see “Derivative Instruments-Currency Forward Contracts.”
Sovereign Issuers
The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or “emerging market” issuers.  As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected.  Sovereign debt is subject to other risks, including: the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders; adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes).  The Fund may invest in a variety of derivative instruments, such as options, futures contracts, swap agreements and short sales.  The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The Fund also may use derivatives to add leverage to the portfolio or to manage the duration of the portfolio.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk, the risk of ambiguous documentation, and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.  If the Fund invests in a derivative instrument, it could lose more than the principal amount invested.  Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.  The use of derivatives also may increase the amount of taxes payable by shareholders.  In addition to the risks applicable to derivatives generally, swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally provide a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Use of these instruments could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency.  This risk is heightened with respect to over-the-counter (“OTC”) instruments, such as certain swap agreements, and may be greater during volatile market conditions.  Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time.  In addition, the presence of speculators in a particular market could lead to price distortions.  To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  Some derivatives can be particularly sensitive to changes in interest rates or other market prices.  Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.
The use of derivative strategies may also have a tax impact on the Fund.  The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to use derivatives when it wishes to do so.
Swap Risk.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns.  If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party.  If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive.  If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount.  If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because swap agreements may have terms of greater than seven days, they may be illiquid.  If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses.  Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.  Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.  However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, using standardized swap documentation.  As a result, the swap markets have become increasingly liquid.  Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. To the extent that they are determined to be illiquid, the Fund’s investment in swaps will be included as illiquid investments for purposes of determining compliance with the 25% limit on illiquid investments.
Uncleared swap agreements are typically executed bilaterally with a swap dealer rather than traded on exchanges.  As a result, swap participants are not as protected as participants on organized exchanges.  Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse.  As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.  The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty.  In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor.  If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.  The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board.  However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Developing government regulation of derivatives.  The regulation of swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.  It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objectives. The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy.  It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Volatility Risk
The market values for some or all of the Fund’s holdings may be volatile.  The Fund’s investment grade or long-term debt securities, will generally be more sensitive to changing interest rates and less sensitive to changes in the economic environment.  The Fund’s high yield investments will typically be less sensitive to changing interest rates than investment grade debt securities, but they may be more sensitive to a deteriorating economic environment.  The Fund’s investments may be subject to liquidity constraints and as a result, higher price volatility.  The Fund’s use of leverage may increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.
Reinvestment Risk
The Fund may reinvest the proceeds from matured, traded or called debt obligations.  If the Fund reinvests such proceeds at lower interest rates, the overall return of the Fund may decline.  Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate.  A decline in income could affect the Fund’s net asset value or reduce asset coverage on any preferred shares or indebtedness outstanding.
Call Risk
A debt security may be prepaid (called) before maturity.  An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments.  If a debt security is called, the Fund may have to replace it with a lower-yielding security.  High-yield bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price only if certain prescribed conditions are met (“call protection”).  An issuer may redeem a high-yield bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.  Corporate loans and mortgage-related securities typically have no such call protection.  For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be enhanced.  At any time, the Fund may have a large amount of its assets invested in securities subject to call risk.  A call of some or all of these securities may lower the Fund’s income and yield and its distributions to shareholders.
Liquidity Risk
The Fund may invest up to 25% of its total assets in securities which are illiquid at the time of investment.  The term “illiquid securities” for this purpose is determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.  Illiquid securities may be subject to wide fluctuations in market value.  The Fund may be subject to significant delays in disposing of illiquid securities.  Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Manager believes it is desirable to do so.  Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.  Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may also be illiquid.  However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and certain commercial paper) may be treated as liquid for these purposes.  To the extent the Investment Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities.  The Board of Trustees will review any determination by the Investment Manager to treat a restricted security as a liquid security on an ongoing basis, including the Investment Manager’s assessment of current trading activity and the availability of reliable price information.  In determining whether a restricted security is properly considered a liquid security, the Investment Manager and the Fund’s board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).  To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The Fund may invest in securities that are not deemed “illiquid” but that are currently traded on a limited basis.  The value of such securities may fluctuate more sharply than securities that are traded more widely.  Although the Fund may be able to dispose of such securities in a short period of time, the Fund may lose money on such sales.
Income Risk
Because the Fund can distribute only what it earns, the Fund’s distributions to shareholders may decline.  The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term.  If prevailing market interest rates drop, investors’ income from the Fund over time could drop as well.  The Fund’s income could also be affected already when prevailing short-term interest rates increase and the Fund is using leverage, although this risk is mitigated by the Fund’s investment in bank loans made to corporate and other business entities.
Zero-Coupon Securities Risk
Zero-coupon securities are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically.  Lower quality zero-coupon bonds are generally subject to the same risks as high yield debt securities.  The Fund typically will not receive any interest payments on these securities until maturity.  If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund’s share price.
Smaller Company Risk
Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies.  The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations.  These companies may have limited product lines, markets or financial resources or they may depend on a few key employees.  As a result, they may be subject to greater levels of credit, market and issuer risk.  Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.  Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.
Real Estate Risk
Since the Fund may invest in REITs and mortgage securities secured by real estate, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values and the appeal of properties to tenants.
Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.  During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs.  In addition, mortgage REITs may be affected by the borrowers’ ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants’ ability to pay rent.
Market Disruption and Geopolitical Risk

The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Libya, Syria and other countries in the Middle East and North Africa, terrorist attacks in the U.S., Europe and elsewhere around the world, social and political discord and uncertainty, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EMU or the European Union (such as the United Kingdom), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.  The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets.  There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.
Special Risks for Holders of Rights
There is a risk that performance of the Fund may result in the Common Shares purchasable upon exercise of the rights being less attractive to investors at the conclusion of the subscription period.  This may reduce or eliminate the value of the rights.  Investors who receive rights may find that there is no market to sell rights they do not wish to exercise.  If investors exercise only a portion of the rights, Common Shares may trade at less favorable prices than larger offerings for similar securities.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security.  Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information.  Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers with which it does business and companies in which it invests.
Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the Platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable), it is particularly susceptible to risks associated with such electronic systems.
Conflicts of Interest Risk
The Investment Manager’s advisory fees are based on Managed Assets.  Consequently, the Investment Manager will benefit from an increase in the Fund’s Managed Assets resulting from an offering.  In addition, a Trustee who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.
Distribution Rate
The Fund has a managed distribution policy under which monthly distributions to Common Shareholders, at an annual minimum fixed rate of 10% based on the average monthly net asset value of the Fund’s Common Shares, are paid from current income and, to the extent necessary, paid-in capital.  See “Dividends and Distributions.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained.  To the extent total distributions for a year exceed the Fund’s net investment income, such excess will be deemed for U.S. federal income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares (but not below zero), and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.
If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment.  Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
Share Repurchases
Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund’s expense ratio.  Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income.  If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
HOW THE FUND MANAGES RISK
Investment Limitations
The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification.  These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any preferred shares voting together as a single class, and, if the Fund has preferred shares outstanding, the approval of the holders of a majority of any preferred shares voting as a separate class.  The Fund may not:
•
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

•
With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.  For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry.  The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

When the Fund has preferred shares or debt outstanding, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for such preferred shares or debt issued by the Fund, or by limitations under financing arrangements entered into by the Fund,  which are more limiting than the investment restrictions set forth above and other restrictions set forth in the SAI, in order to obtain and maintain ratings on the preferred shares or debt by rating agencies, and the Fund may become subject to additional guidelines in the future.  See “Leverage.” The ability of the Fund to use some of the strategies discussed in this Prospectus and in the SAI, such as derivatives, would be limited by such rating agency guidelines or such financing arrangements.  See “Leverage” in this Prospectus and “Investment Objectives and Policies” and “Investment Restrictions and Additional Investment Information” in the SAI for information about these guidelines and a complete list of the fundamental investment policies of the Fund.
Management of Investment Portfolio and Capital Structure to Limit Leverage Risk
The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders.  In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may seek to extend the maturity of any outstanding preferred shares or debt.  The Fund also may attempt to reduce leverage by reducing any holdings in instruments that create leverage.  As explained above under “Risks and Special Considerations—Leverage Risk,” the success of any such attempt to limit leverage risk depends on the Investment Manager’s ability to accurately predict interest rate or other market changes.  Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.
If market conditions suggest that additional leverage would be beneficial, the Fund may borrow from a financial institutional, issue preferred shares, enter into additional mortgage dollar rolls, or use other forms of leverage, such as swaps and other derivative instruments.  Any such actions could be restricted or prohibited under existing financing arrangements. The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent such derivatives are determined to be illiquid.  See “Portfolio Contents and Other Information” and “Risks and Special Considerations—Liquidity Risk.”
Hedging and Related Strategies
The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital.  For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund’s exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, decreasing the Fund’s exposure to interest rate risk.  See “Investment Objectives and Strategies—Swaps,” and “Investment Objectives and Strategies—Structured Notes and Related Instruments” in this Prospectus.  Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, the Investment Manager believes, correlate with the prices of the Fund’s investments.  Income earned by the Fund from many hedging activities will be distributed to shareholders in taxable distributions.  If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund’s investments due to adverse interest rate changes.  There is no assurance that these hedging strategies will be available at any time or that the Investment Manager will determine to use them for the Fund or, if used, that the strategies will be successful.  In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares or debt issued by the Fund or by limitations in financing arrangements entered into by the Fund.
In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions.  For example, the Fund may enter into interest rate swaps that are intended to approximate the Fund’s variable rate payment obligation on preferred shares or debt securities issued by the Fund or other outstanding borrowings.  The Fund also may use an interest rate cap, which would require the Fund to pay a premium to the counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.  The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes.  The Fund may choose or be required to decrease its outstanding leverage.  Such decrease would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.  Such early termination of a swap could result in a termination payment by or to the Fund.  Any termination of a cap could result in a termination payment to the Fund.

MANAGEMENT OF THE FUND
Trustees and Officers
The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager.  There are currently nine Trustees of the Fund, two of whom are currently treated by the Fund as an “interested person” (as defined in the 1940 Act).  The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
The Investment Manager
Franklin Advisers, Inc.  (the “Investment Manager”) serves as the investment adviser of the Fund.  Subject to the supervision of the Board of Trustees, the Investment Manager is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.  The Investment Manager is located at One Franklin Parkway, San Mateo, California 94403-1906.  Franklin Resources, Inc.  (“Franklin”), is the parent company of the Investment Manager and the Fund’s administrator.  Founded in 1947, Franklin is one of the oldest mutual fund organizations.  In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing.
The Investment Manager and its affiliates (collectively known as “Franklin Templeton Investments”) provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts.  As of [         ], 2021, Franklin Templeton Investments had approximately $[   ] billion in assets under management for more than three million U.S. based mutual fund shareholder and other accounts.
Portfolio Management Team
David Yuen, CFA, FRM Sonal Desai, Ph.D. Glenn I. Voyles, CFA Justin Ma, CFA serve as the portfolio management team responsible for managing the Fund’s portfolio investments. Each of them has experience managing Franklin mutual funds and private accounts.
Mr. Yuen has been a portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2000.
Dr. Desai has been a portfolio manager of the Fund since 2018. She joined Franklin Templeton in 2009.
Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.
Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.
The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement
Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.70% of the average daily value of the Fund’s Managed Assets for the investment management services it provides.
In addition to the fees of the Investment Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares or debt or entering into borrowing arrangements, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.  The ordinary “Other Expenses” of the Fund, which are estimated above, may, and are likely to, vary from the Fund’s actual expenses.  See “Summary of Fund Expenses.”
Because the fees received by the Investment Manager are based on the Managed Assets of the Fund (including the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities), the Investment Manager has a financial incentive for the Fund to employ leverage, which may create a conflict of interest between the Investment Manager and the holders of the Fund’s Common Shares.
Administrator
Under an agreement with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative services, such as portfolio recordkeeping, to the Fund.  FT Services is an affiliate of the Investment Manager, both of which are subsidiaries of Franklin Resources, Inc.  FT Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.
The administrative services FT Services provides include but are not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  The administrative fee is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
Custodian
The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as the custodian of the Fund’s securities and other assets.  Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, IL 60523 acts as custodian of the Fund’s Marketplace Loans.
Shareholder Servicing Agent and Transfer Agent
The transfer agent, registrar and dividend disbursement agent for the Common Shares is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
For its services, American Stock Transfer & Trust Company, LLC receives a fixed fee per account.  The Fund also will reimburse American Stock Transfer & Trust Company, LLC for certain out-of-pocket expenses, which may include payments by American Stock Transfer & Trust Company, LLC to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund.  The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to American Stock Transfer & Trust Company, LLC in connection with maintaining shareholder accounts.

DIVIDENDS AND DISTRIBUTIONS
The Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average NAV of the Fund’s common shares.  The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month.  The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.
Under the Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level.  The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders.  The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares.  The Plan is subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
The Fund calculates the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated.  The distribution is calculated as 10% of the previous month’s average NAV, divided by 12.  Typically, distributions will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month.  The payment date for the distribution will typically be during the middle of the next month.
With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information.  The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations.
The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital.  A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them.  A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.  Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio.  In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.
Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan.  See “Dividend Reinvestment Plan.”
Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding preferred shares or indebtedness.
DIVIDEND REINVESTMENT PLAN
The Fund’s Dividend Reinvestment Plan (the “Plan”) offers you a prompt and simple way to reinvest dividends and capital gain distributions (“Distributions”) in shares of the Fund.  American Stock Transfer & Trust Company, LLC (the “Agent”), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.  The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.
You are automatically enrolled in the Plan unless you elect to receive Distributions in cash.  If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.  If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account.  The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.
If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market.  The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share.  If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund.  Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price.  The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The market price of shares on a particular date shall be the last sales price on NYSE American, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date.  The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.
The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.  Your uninvested funds held by the Agent will not bear interest.  The Agent shall have no responsibility for the value of shares acquired.  For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.
There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund.  However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred.  If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.
The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions.  In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.
The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.
As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee.  This convenience provides added protection against loss, theft or inadvertent destruction of certificates.  However, you may request that a certificate representing your Plan shares be issued to you.  Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares.  The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date.  Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued.  Distributions on fractional shares will be credited to your account.  If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585.  Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date.  The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution.  Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.
The Fund or the Agent may amend the Plan.  You will receive written notice at least 30 days before the effective date of any amendment.
RIGHTS OFFERINGS
The Fund may in the future, and at its discretion, choose to make offerings of rights to its shareholders to purchase Common Shares.  Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights.  In connection with a rights offering to shareholders, we would distribute certificates or other documentation (i.e., rights cards distributed in lieu of certificates) evidencing the rights and a prospectus supplement to our shareholders as of the record date that we set for determining the shareholders eligible to receive rights in such rights offering.  Any such future rights offering will be made in accordance with the 1940 Act.  Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval.
The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase Common Shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.
The applicable prospectus supplement would describe the following terms of the rights in respect of which this Prospectus is being delivered:
•	the period of time the offering would remain open;
•	the underwriter or distributor, if any, of the rights and any associated underwriting fees or discounts applicable to purchases of the rights;
•	the title of such rights;
•	the exercise price for such rights (or method of calculation thereof);
•	the number of such rights issued in respect of each Share;
•	the number of rights required to purchase a single Share;
•	the extent to which such rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such rights;
•	the date on which the right to exercise such rights will commence, and the date on which such right will expire (subject to any extension);
•	the extent to which such rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege; and
•	termination rights we may have in connection with such rights offering.
A certain number of rights would entitle the holder of the right(s) to purchase for cash such number of Common Shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the rights offered thereby.  Rights would be exercisable at any time up to the close of business on the expiration date for such rights set forth in the prospectus supplement.  After the close of business on the expiration date, all unexercised rights would become void.  Upon expiration of the rights offering and the receipt of payment and the rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the rights agent, or any other office indicated in the prospectus supplement, the Common Shares purchased as a result of such exercise will be issued as soon as practicable.  To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.
TAXATION
The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  A more detailed discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.
The Fund has elected to be treated as, has qualified and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”) so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed) to Shareholders.  The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment companies is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment.
To qualify as and to be taxed as a regulated investment company under the Code, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and net tax-exempt income each taxable year.
As described above, the Fund intends to purchase and hold consumer and small business loans. No statutory, judicial or administrative authority directly discusses how such loans in which the Fund will invest should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in consumer and small business loans is uncertain. For purposes of the diversification test, it may be uncertain whether the issuer of such whole loans purchased and held by the Fund will be the Platform, or the underlying borrowers with respect to such investments.  In the present situation, neither the lending bank nor the platform have guaranteed the performance or payment of the underlying consumer and small business loans. Even if the platforms are still the servicers, if the consumer or small business borrower fails to pay, the platform is not responsible for making up the short fall to the Fund.

This increases the risk in the portfolio to the Fund, but also means that the IRS is likely to view the underlying consumers and small businesses as the issuers for the purposes of the regulated investment company qualification tests.
The Fund intends to treat the underlying consumers and small businesses as the issuers for the purposes of the regulated investment company qualifications tests. As to the Pass-Through Notes and Marketplace Lending Instruments other than whole consumer and small business loans, the identity of the issuer for purposes of the regulated investment company tests may be less clear, so the Fund will take the position that the writer of such instrument held by the Fund will be the issuer for the regulated investment company tests even if arguments could be made that the consumers and small businesses referenced in such instruments were the persons liable for making payments.
 If the IRS were to take the position that the original lenders or the servicers were the issuers of the consumer and small business loans, it is possible that the Fund would fail the regulated investment company diversification tests and be taxed as a corporation. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.
The following paragraphs in this section assumes that the Fund continues to qualify as a regulated investment company under the Code.
Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to shareholders as ordinary income.  Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be eligible for the dividends-received deduction available to corporate shareholders or the reduced rate of taxation on qualified dividend income received by individuals.  Properly reported distributions of long-term capital gains, if any, earned by the Fund are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.  Long-term capital gain is taxed at reduced maximum rates for individuals.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.
Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.
Fund distributions may also subject shareholders to alternative minimum tax liability.  Because of the complexity of the alternative minimum tax rules, shareholders should consult their tax advisers as to their applicability to an investment in the Fund.
A distribution will be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which distributions are received.
Each year, the Fund will notify shareholders of the tax status of dividends and other distributions.
A shareholder who invests through a tax-advantaged account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account.  These accounts are subject to complex rules.  Shareholders should consult their tax advisers about investment through a tax-deferred account.
Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.  If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Upon the sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the shareholder held the shares.
Taxable distributions and dispositions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments, for individuals with income generally exceeding $200,000 ($250,000 if married and filing jointly).
The Fund may be required to apply backup withholding at a 24% rate to all taxable distributions payable to a non-exempt shareholder if the shareholder fails to provide the Fund with such shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that such shareholder is subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
Separately, a 30% withholding tax is currently imposed on Fund dividends, and will be imposed on proceeds from the sale, redemption or other disposition of the Fund’s shares paid after December 31, 2018, to foreign financial institutions including non-U.S. investment funds and certain other foreign entities.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Fund distributions also may be subject to state, local and foreign taxes.  Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund
TAXATION OF HOLDERS OF RIGHTS
The value of a Right will not be includible in the income of a Common Shareholder at the time the Right is issued.
The basis of a Right issued to a Common Shareholder will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share.  If either (a) or (b) applies, then except as described below such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

The basis of a Right purchased in the market will generally be its purchase price.
The holding period of a Right issued to a Common Shareholder will include the holding period of the old share.  No gain or loss will be recognized by a Common Shareholder upon the exercise of a Right.
No loss will be recognized by a Common Shareholder if a Right distributed to such Common Shareholder expires unexercised because the basis of the old share may be allocated to a Right only if the Right is exercised.  If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.
Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of Rights issued to Common Shareholders will depend on whether the old share of common stock is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.
ANTI-TAKEOVER AND OTHER  PROVISIONS IN THE DECLARATION OF TRUST
The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee.
The Declaration requires the approval of the Board of Trustees and the affirmative vote of the holders of 75% of the Fund’s shares (including Common Shares and any preferred shares) entitled to vote to approve, adopt or authorize certain Fund transactions not in the ordinary course of business, including (i) a merger or consolidation or sale or transfer of the Fund and (ii) conversion of the Fund from a closed-end to an open-end investment company, unless such action was previously approved, adopted or authorized by the affirmative vote of 66 2/3% of the Board of Trustees, in which case such action must be approved by the holders of a “majority of the outstanding” Common Shares and any preferred shares voting together as a single class, and, if the Fund has preferred shares outstanding, of the holders of a “majority of the outstanding” preferred shares voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.
The overall effect of these provisions is to, and the amendments to the Fund’s Declaration and Bylaws described below may, render it more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above and the amendments described below could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.
On January 21, 2021, the Fund’s Board of Trustees approved changes to the Fund’s Declaration and the Fund’s Bylaws which were immediately effective. The Declaration was amended to provide as follows:

•
To qualify for nomination and service as a Trustee, individuals must meet certain additional qualifications, including that individuals may be disqualified if they engaged in disabling conduct outlined in the Declaration.

•
Individuals that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board of Trustees finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management.

•	Individuals that are acting in concert with control persons of investment companies in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.
•	Only the Board of Trustees may amend the Bylaws.
•
The Trustees shall be subject to the fiduciary duties and the business judgment rule under Delaware Corporate Law and the appointment, designation or identification of a Trustee as the Chair of the Board of Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area, or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee does not affect this standard.

•
Unless otherwise expressly provided in the Declaration or required by federal law, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the shareholders.

The Bylaws were amended to provide as follows:
•	Only the Board of Trustees may amend the Bylaws.
•	Shareholder proponents must provide proof of Fund holdings when notice of a proposal is received by the secretary of the Trust.
•
Notice from a shareholder proponent with respect to a Trustee nominee must also include an indication of whether such nominee is or will be an “interested person” of the Trust and the consent of the person to be named as nominee. Such notice must also provide the nominee information for any proposed substitute nominee in the event that a proposed nominee is unwilling or unable to serve, including by reason of any disqualification.

•	A Trustee questionnaire and any supplemental information reasonably requested by the Trust must be completed, executed and returned to the Trust within 5 business days of receipt.
•
For purposes of disclosing the number of shares which are beneficially owned by a proponent shareholder, shares “beneficially owned” shall have the meaning in Rules 13d-3 and 13d-5 under the Exchange Act (i.e., possessing investment or voting discretion) and include shares the shareholder has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise.

•
No shareholder proposal may be brought before an annual meeting, unless shareholders have power to vote on the subject matter of the shareholder proposal, whether or not submitted as a precatory recommendation to the Board of Trustees.

•
If a meeting is postponed or adjourned and a new record date is set, any proxy received from a shareholder with respect to the original record date will remain in full force and effect with respect to shares held by the shareholder on the new record date, unless explicitly revoked.

•
The chairperson of the Board of Trustees, or in the absence of the chairperson of the Board of Trustees, the president of the Trust, any vice president or other authorized officer of the Trust, may adopt rules for the orderly conduct of shareholder meetings.

•	In the event of a vacancy on the Board of Trustees, the size of the Board of Trustees is automatically reduced until the Board of Trustees increases the size of the Board of Trustees.
•	The Board of Trustees may require all of its members (including nominees) to agree in writing as to matters of corporate governance, business ethics and confidentiality, including a background check.
•
The Board of Trustees or the shareholders may ratify any act, omission, failure to act or determination made not to act by the Trust or its officers to the extent that the Board of Trustees or the shareholders could have originally authorized the act.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the SEC.

The Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
The Fund is a closed-end investment company and as such holders of its Common Shares do not have the right to cause the Fund to redeem their shares.  Instead, the Common Shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Shares of a closed-end investment company may frequently trade at prices lower than net asset value.  The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares.  If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.  The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.
The Declaration requires the affirmative vote or consent of a majority of the Board of Trustees and the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the Fund’s shares (including Common Shares and any preferred shares) entitled to vote to approve, unless the conversion has been authorized by a the affirmative vote or consent of two-thirds (66 2/3%) of the Board of Trustees, in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion.
If the Fund were to convert to an open-end company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE American.  In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.
Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations.  Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.
PLAN OF DISTRIBUTION
We may sell Common Shares, including to existing shareholders in a rights offering, through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale.  The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Common Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.  In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Common Shares issuable upon the exercise of each right and the other terms of such rights offering.
The distribution of our Common Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.  Sales of our Common Shares may be made in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange.
We may sell our Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities.  In this case, no underwriters or agents would be involved.  We may use electronic media, including the Internet, to sell offered securities directly.
In connection with the sale of our Common Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our Common Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our Common Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Common Shares may be deemed to be underwriting discounts and commissions under the Securities Act.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.  The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.  In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed after the rights offering.
If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.
Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Common Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.
If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Common Shares from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Common Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.
To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.
A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.  Such allocations of securities for Internet distributions will be made on the same basis as other allocations.  In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Common Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
LEGAL PROCEEDINGS
There are no material pending legal proceedings to which the Fund or the Investment Manager is a party.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

PAGE
THE FUND
INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT RESTRICTIONS AND ADDITIONAL INVESTMENT INFORMATION
MANAGEMENT OF THE FUND
INVESTMENT ADVISORY AND OTHER AGREEMENTS
CODE OF ETHICS
PORTFOLIO MANAGEMENT TEAM
PORTFOLIO TRANSACTIONS AND BROKERAGE
PROXY VOTING POLICIES AND PROCEDURES
TAXATION
CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BENEFICAL OWNERS
LEGAL MATTERS
FINANCIAL STATEMENTS
APPENDIX A - DESCRIPTION OF CREDIT RATINGS	A-1
APPENDIX B - PROXY VOTING POLICY AND PROCEDURES	B-1

$[      ]
FRANKLIN LIMITED DURATION INCOME TRUST
Common Shares
Rights to Purchase Common Shares

PROSPECTUS

[       ], 2021

  The information in this Prospectus Supplement is not complete and may be changed.  The Franklin Limited Duration Income Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [●], 2021
PROSPECTUS SUPPLEMENT
(To Prospectus dated [●], 2021)

Filed Pursuant to Rule 497(c)
Registration Statement No.  333-225639
FRANKLIN LIMITED DURATION INCOME TRUST
[●] Common Shares

The Franklin Limited Duration Income Trust (the “Fund”, “we”, “us” or “our”) is offering for sale [●] of our common shares.  Our common shares are listed on the New York Stock Exchange under the symbol “FTF”.  As of the close of business on [●], 2021, the last reported net asset value per share of our common shares was $[●] and the last reported sales price per share of our common shares on the NYSE American was $[●].
The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund seeks high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective.  The Fund’s investment adviser is Franklin Advisers, Inc.  (the “Investment Manager”).
[Sales of our common shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE American or sales made to or through a market maker other than on an exchange.]
An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.  You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the common shares and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about the Fund.  Material that has been incorporated by reference and other information about us can be obtained from the Fund by calling (800) DIAL-BEN ((800) 342-5236), writing to the Fund at Franklin Templeton Investor Services, LLC, P.O.  Box 997151, Sacramento, CA 95899-9983, accessing the Fund’s website at franklintempleton.com or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).
Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling [(800) 632-2301] or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling [(800) 632-2301] to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Investing in common shares involves certain risks that are described in the “Risk Factors and Special Considerations” section beginning on page [●] of the accompanying Prospectus.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share	Total (1)
Public offering price	$[●]	$[●]
	_______	_______
Underwriting discounts and commissions	$[●]	$[●]
	_______	_______
Proceeds, before expenses, to us	$[●]	$[●]
	_______	_______

(1)   The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[●], which represents approximately $[●] per share.
[The underwriters may also purchase up to an additional [●] common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 30 days after the date of this Prospectus Supplement.  If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[●] and the total underwriting discounts and commissions would be $[●].] The underwriters are expected to deliver the common shares in book-entry form with The Depository Trust Company on or about [●],[●].

[●], 2021

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus.  Neither the Fund nor the underwriters have authorized anyone to provide you with different information.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively.  Our business, financial condition, results of operations and prospects may have changed since those dates.  In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Franklin Limited Duration Income Trust.  This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

Page
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
TABLE OF FEES AND EXPENSES
USE OF PROCEEDS
CAPITALIZATION
PRICE RANGE OF COMMON SHARES
UNDERWRITING
LEGAL MATTERS

Prospectus

PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
FINANCIAL HIGHLIGHTS
USE OF PROCEEDS
THE FUND
DESCRIPTION OF SHARES
INVESTMENT OBJECTIVES AND STRATEGIES
PORTFOLIO CONTENTS AND OTHER INFORMATION
LEVERAGE
RISKS AND SPECIAL CONSIDERATIONS
HOW THE FUND MANAGES RISK
MANAGEMENT OF THE FUND
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
RIGHTS OFFERING

TAXATION
TAXATION OF HOLDERS OF RIGHTS
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
PLAN OF DISTRIBUTION
LEGAL PROCEEDINGS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (the “SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying prospectus.  All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).
Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus.  We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in our common shares.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of Managed Assets (as defined below) attributable to common shares.  Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.
Shareholder Transaction Expenses
Record Date Sales Load (as a percentage of offering price)	[●]%
Offering Expenses (as a percentage of offering price)(1)	[●]%
Dividend Reinvestment Plan Fees(2)	None

Annual Operating Expenses

Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	[●]%
Interest Payments on Borrowed Funds(4)	[●]%
Other Expenses	[●]%
Acquired Fund Fees and Expenses(5)	[●]%
Total Annual Fund Operating Expenses(5),(6)	[●]%
Fee Waiver and/or Expense Reimbursement(7)	[●]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(7)	[●]%
_______________________
(1)	Fund shareholders will pay all offering expenses involved with this offering.
(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3)
The Investment Manager is entitled to receive an investment management fee of 0.70% per year of the Fund’s average daily Managed Assets.  “Managed Assets” are defined as the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities).  If the Fund uses leverage, the amount of fees paid to the Investment Manager for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.

(4)
On August 10, 2018, the Fund entered into a committed financing arrangement through which the Fund is authorized to borrow up to $100 million.  “Interest on Borrowed Funds” reflects an annualized interest charge based on the interest rate and borrowings in effect on September 1, 2021.

(5)
“Total Annual Fund Operating Expenses” differ from the ratio of expenses to average net assets shown in the Financial Highlights in the Fund’s most recent annual report, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(6)	“Other Expenses” have been estimated assuming the completion of the proposed issuance.

(7)
The Investment Manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Example
The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[●]	$[●]	$[●]	$[●]

*
The example should not be considered a representation of future expenses.  The example assumes that the amounts set forth in the Table of Fees and Expenses table are accurate and that all distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS
We estimate the total net proceeds of the offering to be $[●] ($[●] if the over-allotment option is exercised in full), based on the public offering price of $[●] per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.
The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.  Pending such investment, the Investment Manager expects that it will initially invest the proceeds of the offering in cash and/or high quality short term debt securities and instruments.  Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.  A return of capital is a return to investors of a portion of their original investment in the Fund.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.
CAPITALIZATION
The following table sets forth the unaudited capitalization of the Fund as of [●], 2021 and its adjusted capitalization assuming the common shares available in the offering discussed in this Prospectus Supplement had been issued.
[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per common share and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	NAV per Common Share on Date of Market Price(1)		NYSE American Market Price per Common Share(2)		Premium/ (Discount) on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
June 30, 2021	[●]	[●]	[●]	[●]	[●]	[●]	[●]
March 31, 2021	[●]	[●]	[●]	[●]	[●]	[●]	[●]
December 31, 2020	[●]	[●]	[●]	[●]	[●]	[●]	[●]
March 31, 2020	[●]	[●]	[●]	[●]	[●]	[●]	[●]
June 30, 2020	[●]	[●]	[●]	[●]	[●]	[●]	[●]
September 30, 2020	[●]	[●]	[●]	[●]	[●]	[●]	[●]
December 31, 2019	[●]	[●]	[●]	[●]	[●]	[●]	[●]
March 31, 2019	[●]	[●]	[●]	[●]	[●]	[●]	[●]
June 30, 2019	[●]	[●]	[●]	[●]	[●]	[●]	[●]
March 31, 2019	[●]	[●]	[●]	[●]	[●]	[●]	[●]
December 31, 2018	[●]	[●]	[●]	[●]	[●]	[●]	[●]

(1)	Based on the Fund’s computations.
(2)	Source: NYSE American.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.

The last reported price for our common shares on [●], 2021 was $[●] per share.  As of [●], 2018, the net asset value per share of the Fund’s common shares was $[●].  Accordingly, our common shares traded at a [premium to] [discount from] net asset value of [●]% on [●], 2021.
UNDERWRITING
[To be provided.]
LEGAL MATTERS
Certain legal matters will be passed on by Stradley Ronon Stevens & Young, LLP, counsel to the Fund.  [Certain legal matters will be passed on by [●] as special counsel to the Underwriters in connection with the offering.]

FRANKLIN LIMITED DURATION INCOME TRUST

Common Shares

PROSPECTUS SUPPLEMENT

[●], 2021

The information in this Prospectus Supplement is not complete and may be changed.  The Franklin Limited Duration Income Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED [●], 2021

PROSPECTUS SUPPLEMENT
(To Prospectus dated [●], 2021)
Filed Pursuant to Rule 497(c)
Registration Statement No.  333-225639
FRANKLIN LIMITED DURATION INCOME TRUST
 [●] Rights for [●] Common Shares
Subscription Rights to Acquire Common Shares
The Franklin Limited Duration Income Trust (the “Fund”, “we”, “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders (the “Common Shareholders”) to purchase additional common shares (each, a “Common Share” and collectively, the “Common Shares”).
The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to provide high current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective.  The Fund’s investment adviser is Franklin Advisers, Inc.  (the “Investment Manager”).
The Common Shares are listed on the NYSE American under the symbol “FTF”.  Common shareholders of record on [●], 2021 (the “Record Date”) will receive [●] Right for each Common Share held.  These Rights are transferable and will allow the holders thereof to purchase additional Common Shares.  The Rights will be listed for trading on the [●] under the symbol “[●]” during the course of the Rights offering.
On [●], 2021 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $[●] and the last reported sales price per share of Common Shares on the NYSE American was $[●].
An investment in the Fund is not appropriate for all investors.  We cannot assure you that the Fund’s investment objectives will be achieved.  You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Common Shares and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about the Fund.  Material that has been incorporated by reference, including the Fund’s audited annual financial statements, and other information about the Fund can be obtained from the Fund by calling (800) DIAL-BEN ((800) 342-5236), writing to the Fund at Franklin Templeton Investor Services, LLC, P.O.  Box 997151, Sacramento, CA 95899-9983, accessing the Fund’s website at franklintempleton.com or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).  For additional information all holders of Rights should contact the Information Agent, [●], at [●].  Common Shareholders please call toll-free at [●] (banks and brokers please call [●]) or please send written requests to [●].
Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling [(800) 632-2301] or by contacting your financial intermediary.
You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling [(800) 632-2301] to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS.  AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.  ALL COSTS OF THE OFFERING WILL BE BORNE BY THE FUND, AND INDIRECTLY BY CURRENT SHAREHOLDERS WHETHER THEY EXERCISE THEIR RIGHTS OR NOT.  RIGHTS EXERCISED BY A SHAREHOLDER ARE IRREVOCABLE.
ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S MONTHLY DISTRIBUTION TO BE PAID ON [●], 2021 AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
	Per Share		Total
Estimated subscription price of Common Shares to shareholders exercising Rights(1)	$	[●]	$	[●]
Underwriting discounts and commissions	$	[●]	$	[●]
Estimated proceeds, before expenses, to the Fund(2)	$	[●]	$	[●]

(1)	The estimated Subscription Price to the public is based upon [●]% of the last reported sales price of the Fund’s Common Shares of beneficial interest on the NYSE American on [●], 2021.
(2)
Before deduction of expenses related to the Rights offering, which are estimated approximately at $[●].  Any offering expenses are paid indirectly by shareholders.  Such fees and expenses will immediately reduce the net asset value per share of each Common Share purchased by an investor in the Rights offering.  The indirect expenses of the offering that shareholders will pay are estimated to be $[●] in the aggregate and $[●] per share.  The amount of proceeds to the Fund net of any fees and expenses of the offering are estimated to be $[●] in the aggregate and $[●] per share.  Shareholders will not directly bear any offering expenses.

The Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2021[, unless extended.  If the offering is extended, the Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [●], 2021.]
The date of this Prospectus Supplement is [●], 2021.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively.  This Prospectus Supplement will be amended to reflect material changes to the information contained herein and will be delivered to shareholders.  Our business, financial condition, results of operations and prospects may have changed since those dates.  In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to Franklin Limited Duration Income Trust, a Delaware statutory trust.  This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

PAGE
CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING
DESCRIPTION OF RIGHTS OFFERING
TABLE OF FEES AND EXPENSES
USE OF PROCEEDS
CAPITALIZATION
PRICE RANGE OF COMMON SHARES
SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING
TAXATION
PLAN OF DISTRIBUTION
LEGAL MATTERS

Prospectus

PAGE
PROSPECTUS SUMMARY
SUMMARY OF FUND EXPENSES
FINANCIAL HIGHLIGHTS
USE OF PROCEEDS
THE FUND
DESCRIPTION OF SHARES
INVESTMENT OBJECTIVES AND STRATEGIES
PORTFOLIO CONTENTS AND OTHER

INFORMATION
LEVERAGE
RISKS AND SPECIAL CONSIDERATIONS
HOW THE FUND MANAGES RISK
MANAGEMENT OF THE FUND
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT PLAN
RIGHTS OFFERING
TAXATION
TAXATION OF HOLDERS OF RIGHTS
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND
PLAN OF DISTRIBUTION
LEGAL PROCEEDINGS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS
This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (“SAI”) contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus and in the SAI.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.
Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement.  All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus, or in the SAI, are made as of the date of this Prospectus Supplement or the accompanying Prospectus or SAI, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).
Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement.  We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Shares.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING
Terms of the Rights Offering
One transferable subscription right (a “Right”) will be issued for each common share of the Fund (each, a “Common Share,” and collectively, the “Common Shares”) held on the record date.  Rights are expected to trade on the [●] under the symbol “[●]”.  The Rights will allow common shareholders to subscribe for new Common Shares of the Fund.  [●] Common Shares of the Fund are outstanding as of [●], 2021.  [●] Rights will be required to purchase one Common Share.  Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value.  Upon exercise of the Rights offering, Fund shares are expected to be issued at a price below net asset value per Common Share.  [An over-subscription privilege will be offered, [subject to the right of the Board of Trustees of the Fund (the “Board”) to eliminate the over-subscription privilege.] [●] Common Shares of the Fund will be issued if all Rights are exercised.  See “Terms of the Rights Offering.” Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s monthly distribution to be paid on [●], 2021 and will not be entitled to receive such distribution.  The exercise of rights by a shareholder is irrevocable.

Amount Available for Primary Subscription	Approximately $[●], before expenses.
Title	Subscription Rights to Acquire Common Shares
Subscription Price
The final subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the NYSE American on the Expiration Date (as defined below) and each of the [four] preceding trading days (the “Formula Price”).  If, however, the Formula Price is less than [●]% of the net asset value per Common Share of the Fund’s Common Shares at the close of trading on the NYSE American on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s net asset value per Common Share at the close of trading on the NYSE American on that day. See “Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares as of the close of business on [●], 2021 (the “Record Date”). See “Terms of the Rights Offering.”
Number of Rights Issued	One Right will be issued in respect of each Common Share of the Fund outstanding as of the close of business on the Record Date. See “Terms of the Rights Offering.”
Number of Rights Required to Purchase One Common Share
A holder of Rights may purchase [●] Common Share of the Fund for every [●] Rights exercised.  The number of Rights to be issued to a shareholder as of the close of business on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [●].  See “Terms of the Rights Offering.”

Over-Subscription Privilege
Holders of Common Shares as of the close of business on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price.  If enough primary over-subscription shares are available, all such requests will be honored in full.  If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.  Common Shares acquired pursuant to the primary over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the primary over-subscription privilege.

[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [●]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests.  Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.  Rights acquired in the secondary market may not participate in the secondary over-subscription privilege.]

Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the primary over-subscription privilege and/or secondary over-subscription privilege (together, the “over-subscription privilege”) if it considers it to be in the best interest of the Fund to do so.  The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below).  See “Over-Subscription Privilege.”

Any Common Shares issued pursuant to the over-subscription privilege will be shares registered under the Prospectus.
Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”
Subscription Period
The Rights may be exercised at any time after issuance and prior to expiration of the Rights (the “Subscription Period”), which will be [5:00 PM Eastern Time] on [●], 2021 (the “Expiration Date”), unless otherwise extended.  See “Terms of the Rights Offering” and “Method of Exercise of Rights.” The Rights offering may be terminated [or extended] by the Fund at any time for any reason before the Expiration Date.  If the Fund terminates the rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent (defined below) to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.

Offering Expenses	The expenses of the Rights offering are expected to be approximately $[●] and will be borne by holders of the Fund’s Common Shares. See “Use of Proceeds.”
Sale of Rights
The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”.  Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.  For purposes of this Prospectus Supplement, a “Business Day” shall mean any day on which trading is conducted on the [●].

The value of the Rights, if any, will be reflected by their market price on the [●].  Rights may be sold by individual holders through their broker or financial advisor or may be submitted to the Rights Agent (defined below) for sale.  Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent prior to [5:00 PM, Eastern Time], on or before [●], 2021, [●] Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the completion of the Subscription Period.  The shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, the Rights Agent will use its best efforts to sell the Rights on the [●].  The Rights Agent will also attempt to sell any Rights attributable to shareholders of record whose addresses are outside the United States, or who have an APO or FPO address.  See “Foreign Restrictions.”  The Rights Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the [●].  The Rights Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●].

Any commissions will be paid by the selling Rights holders.  Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights.  If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses (i.e., costs incidental to the sale of Rights).

For a discussion of actions that may be taken by [●] (the “Dealer Manager”) to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights, including the purchase of Rights and the sale during the Subscription Period by the Dealer Manager of Common Shares acquired through the exercise of Rights and the terms on which such sales will be made, see “Plan of Distribution.”

Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege.  See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds
The Fund estimates the net proceeds of the Rights offering to be approximately $[●].  This figure is based on the Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE American on [●], 2021) and assumes all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.

The Investment Manager anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.  Pending such investment, the proceeds will be held in cash and/or high quality short term debt securities and instruments.  Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.  A return of capital is a return to investors of a portion of their original investment in the Fund.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares (but not below zero), and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.  See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”
Rights Agent	[●]. See “Rights Agent.”
Information Agent	[●]. See “Information Agent.”

DESCRIPTION OF THE RIGHTS OFFERING
Terms of the Rights Offering
The Fund is issuing to Record Date Shareholders Rights to subscribe for Common Shares of the Fund.  Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date.  The Rights entitle the holder to acquire, at a subscription price per Common Share (the “Subscription Price”) determined based upon a formula equal to [●]% of the average of the last reported sales price of the Fund’s Common Shares on the NYSE American on the Expiration Date (as defined below) and each of the [four] preceding trading days (the “Formula Price”), [●] new Common Share for each [●] Rights held.  If, however, the Formula Price is less than [●]% of the net asset value per Common Share of the Fund’s Common Shares at the close of trading on the NYSE American on the Expiration Date, then the Subscription Price will be [●]% of the Fund’s net asset value per Common Share at the close of trading on the NYSE American on that day. The estimated Subscription Price to the public of $[●] is based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE American on [●], 2021.  Fractional shares will not be issued upon the exercise of the Rights.  Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [●].  The number of Rights to be issued to a Record Date Shareholder will be rounded up to the nearest number of Rights evenly divisible by [●].  In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [●]) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [●], 2021 written representation of the number of Rights required for such rounding.  Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [●], 2021, and ends at [5:00 PM Eastern Time] on [●], 2021 (the “Expiration Date”), unless otherwise extended.  Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value.  Upon exercise of the Rights offering, Fund shares are expected to be issued at a price below net asset value per Common Share.  The right to acquire one Common Share for each [●] Rights held during the Subscription Period (or any extension of the Subscription Period) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Rights offering.” Rights will expire on the Expiration Date and thereafter may not be exercised.  Any Common Shares issued as a result of the Rights offering will not be Record Date shares for the Fund’s monthly distribution to be paid on [●], 2021 and will not be entitled to receive such distribution.
The Fund has entered into a dealer manager agreement with the Dealer Manager that allows the Dealer Manager to take actions to seek to facilitate the trading market for Rights and the placement of Common Shares pursuant to the exercise of Rights.  Those actions are expected to involve the Dealer Manager purchasing and exercising Rights during the Subscription Period at prices determined at the time of such exercise, which are expected to vary from the Subscription Price.  See “Plan of Distribution” for additional information.
Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (i.e., a rights card distributed to registered shareholders in lieu of a subscription certificate) (“Subscription Certificates”).  The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder.  The method by which Rights may be exercised and Common Shares paid for is set forth below in “Method of Exercise of Rights,” “Payment for Shares” and “Plan of Distribution.” A holder of Rights will have no right to rescind a purchase after [●] (the “Rights Agent”) has received payment.  See “Payment for Shares” below.  It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the [●].
[Holders of Rights [who are Record Date Shareholders] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, allotment and the right of the Board to eliminate the primary over-subscription privilege [or secondary] over-subscription privilege.  See “Over-Subscription Privilege” below.]
For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the Rights offering, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.
The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [●] under the symbol “[●]”.  Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent.  Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.  Trading of the Rights on the [●] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders of record and thereafter is expected to be conducted on a regular way basis until and including the last [●] trading day prior to the Expiration Date.  The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date as determined and announced by the [●].  The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date.  If the Fund terminates the Rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Common Shares.
Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment.  In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.
[Participants in the Fund’s Dividend Reinvestment Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan.  Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]
Conditions of the Rights Offering
The rights offering is being made in accordance with the 1940 Act without shareholder approval.  The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common shares at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Important Dates to Remember
[Please note that the dates in the table below may change if the rights offering is extended.]
Event	Date
Record Date	[●], 2021
Subscription Period	[●], 2021 through [●], 2021†
Expiration Date*	[●], 2021†
Payment for Guarantees of Delivery Due*	[●], 2021†
Issuance Date	[●], 2021†
Confirmation Date	[●], 2021†
*
A shareholder exercising Rights must deliver to the Rights Agent by [5:00 PM Eastern Time] on [●], 2021 (unless the offer is extended) either (a) a Subscription Certificate and payment for Common Shares or (b) a notice of guaranteed delivery and payment for Common Shares.

†	Unless the offer is extended.
[Over-Subscription Privilege
The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so.  The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date.  If the primary over-subscription privilege is not eliminated, it will operate as set forth below.
Rights holders [who are Record Date Shareholders and who fully exercise their Rights] are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.
[Record Date Shareholders who fully exercise all Rights initially issued to them] are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price.  If enough primary over-subscription shares are available, all such requests will be honored in full.  If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund.  Common Shares acquired pursuant to the over-subscription privilege are subject to allotment.
[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares at the same Subscription Price in an amount of up to [    ]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests.  Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.  Rights acquired in the secondary market may not participate in the over-subscription privilege.]

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege.  Rights acquired in the secondary market may not participate in the over-subscription privilege.
To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund.  The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.
The formula to be used in allocating the Excess Shares is as follows:

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full.  Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates.  [Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.]
The Fund will not otherwise offer or sell any Common Shares that are not subscribed for pursuant to the primary subscription, the primary over-subscription privilege or the secondary over-subscription privilege pursuant to the Rights offering.]
Sales by Rights Agent
Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights.  The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received prior to [5:00 PM, Eastern Time], on [●], 2021, five Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the fifth Business Day prior to the extended Expiration Date).  Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders.  The Rights Agent will also attempt to sell any Rights attributable to shareholders of record whose addresses are outside the United States, or who have an APO or FPO address.  The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent.  These sales may be effected by the Rights Agent.  The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the [●] Business Day prior to the Expiration Date.  The Rights Agent will attempt to sell such Rights, including by first offering such Rights to the Dealer Manager for purchase by the Dealer Manager at the then-current market price on the [●].  The Rights Agent will offer Rights to the Dealer Manager before attempting to sell them on the [●], which may affect the market price for Rights on the [●] and reduce the number of Rights available for purchase on the [●], thereby reducing the ability of new investors to participate in the offering.  These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights.  Proceeds from those sales will be held by American Stock Transfer & Trust Company, LLC in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated.  There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights.  All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights.  If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.
[Dealer Manager
[●] (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and may receive commissions from its clients for such services.  Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager may be charged a different commission and should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market. The Dealer Manager is not expected to purchase Rights as principal for its own account in order to seek to facilitate the trading market for Rights or otherwise.  See “Plan of Distribution” for additional information.]
Sale of Rights
The Rights are transferable and will be admitted for trading on the [●] under the symbol “[●].” Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [●] is expected to begin two Business Days prior to the Record Date and may be conducted until the close of trading on the last [●] trading day prior to the Expiration Date.
The value of the Rights, if any, will be reflected by the market price.  Rights may be sold by individual holders or may be submitted to the Rights Agent for sale.  Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent prior to [5:00 PM, Eastern Time], on [●], 2021, five Business Days prior to the Expiration Date (or, if the subscription period is extended, prior to [5:00 PM, Eastern Time], on the [●] Business Day prior to the extended Expiration Date).
[Rights that are sold will not confer any right to acquire any Common Shares in any primary over-subscription privilege or secondary over-subscription privilege, if any, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary over-subscription privilege or secondary over-subscription privilege, if any.]
Trading of the Rights on the [●] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders of record and thereafter will be conducted on a regular-way basis until and including the last [●] trading day prior to the Expiration Date.  The Common Shares are expected to begin trading ex-Rights one Business Day prior to the Record Date.
Shareholders are urged to obtain a recent trading price for the Rights on the [●] from their broker, bank, financial advisor or the financial press.
Method of Transferring Rights
The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions.  A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights).  In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.
Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the holder with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date.

Neither the Fund nor the Rights Agent shall have any liability to a transferee or holder of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.
Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the holder of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.
The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).
Rights Agent
The Rights Agent is [●].  The Rights Agent will receive from the Fund an amount estimated to be $[●], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering.  The shareholders of the Fund will indirectly pay such amount.
Information Agent
INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE INFORMATION AGENT, [●]; HOLDERS PLEASE CALL TOLL-FREE AT [●]; BANKS AND BROKERS PLEASE CALL [●].
Method of Exercise of Rights
Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise. See “Plan of Distribution” for additional information regarding the purchase and exercise of Rights by the Dealer Manager.
Completed Subscription Certificates and payment must be received by the Rights Agent prior to [5:00 PM Eastern Time], on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”).  Your broker, bank, trust company or other intermediary may impose a deadline for exercising Rights earlier than [5:00 PM, Eastern Time], on the Expiration Date.  The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:
If By Mail:
Franklin Limited Duration Income Trust
[●]
If By Overnight Courier:
Franklin Limited Duration Income Trust
[●]
Payment for Shares
Holders of Rights who acquire Common Shares in the Rights offering may choose between the following methods of payment:

(1)
A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the shareholder on the check) for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price.  To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at one of the addresses noted above prior to [5:00 PM Eastern Time] on the Expiration Date.  The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares.  The Rights Agent will not accept cash as a means of payment for Common Shares.

(2)
Alternatively, a subscription will be accepted by the Rights Agent if, prior to [5:00 PM Eastern Time] on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery by mail or email from a bank, trust company, or a NYSE American member, guaranteeing delivery of a properly completed and executed Subscription Certificate.  In order for the notice of guarantee to be valid, full payment for the Common Shares at the Subscription Price must be received with the notice.  The Rights Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate is received by the Rights Agent by the close of business on the [second] Business Day after the Expiration Date.  The notice of guaranteed delivery must be emailed to the Rights Agent at [●] or delivered to the Rights Agent at one of the addresses noted above.

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE FRANKLIN LIMITED DURATION INCOME TRUST AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.
The method and timing of payment for Common Shares acquired by the Dealer Manager through the exercise of Rights is described under “Plan of Distribution.”
If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.
Any payment required from a holder of Rights must be received by the Rights Agent prior to [5:00 PM Eastern Time] on the Expiration Date.  Issuance and delivery of the Common Shares purchased are subject to collection of checks.
Within [●] Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares.  Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date.  Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within [●]  Business Days after the Expiration Date.
A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check, which must include the name of the shareholder on the check.

Upon acceptance of a subscription, all funds received by the Rights Agent shall be held by the Rights Agent as agent for the Fund and deposited in one or more bank accounts.  Such funds may be invested by the Rights Agent in: bank accounts, short term certificates of deposit, bank repurchase agreements, and disbursement accounts with commercial banks meeting certain standards.  The Rights Agent may receive interest, dividends or other earnings in connection with such deposits or investments.
Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment.  In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions.  [Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.]
THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL.  DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.
THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM EASTERN TIME], ON THE EXPIRATION DATE.  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK, WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK.
All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.
Foreign Restrictions
Subscription Certificates will only be mailed to Record Date Shareholders of record whose addresses are within the United States (other than an APO or FPO address).  Because the Rights offering will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to shareholders of record outside of these jurisdictions and remit the net proceeds, if any, to such shareholders of record.  If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.
Notice of Net Asset Value Decline
The Fund has, pursuant to the SEC’s regulatory requirements, undertaken to suspend the Rights offering until the Fund amends this Prospectus Supplement if, after [●], 2021 (the date of this Prospectus Supplement), the Fund’s net asset value declines more than 10% from the Fund’s net asset value as of that date.  In that event, the

Expiration Date will be extended and the Fund will notify Record Date Shareholders of record of any such decline and permit Rights holders to cancel their exercise of Rights.
Employee Benefit Plan and IRA Considerations
 Employee benefit plans that are subject to the fiduciary duty provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including, without limitation, pension and profit-sharing plans) and plans that are subject to Section 4975 of the Code (including, without limitation, IRAs and Keogh plans) (each, a “Plan”), may purchase Shares. ERISA, for example, imposes certain responsibilities on persons who are fiduciaries with respect to an ERISA-covered Plan, including, without limitation, the duties of prudence and diversification, as well as the need to avoid non-exempt prohibited transactions. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Investment Manager will be a “fiduciary,” within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Plan that becomes a Shareholder, solely as a result of the Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is general in nature and may be affected by future regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA, the Code or other applicable law of an investment by a Plan in the Fund.
TABLE OF FEES AND EXPENSES
The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares.  Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the Rights offering, assuming that we incur the estimated offering expenses.
Shareholder Transaction Expenses
Record Date Sales Load (as a percentage of offering price)	[●]%
Offering Expenses (as a percentage of offering price)(1)	[●]%
Dividend Reinvestment Plan Fees(2)	None
Annual Operating Expenses

Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	[●]%
Interest Payments on Borrowed Funds(4)	[●]%
Other Expenses	[●]%
Acquired Fund Fees and Expenses(5)	[●]%
Total Annual Fund Operating Expenses(5),(6)	[●]%
Fee Waiver and/or Expense Reimbursement(7)	[●]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(7)	[●]%
_______________________

(1)Fund shareholders will pay all offering expenses involved with this offering.

(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3)
The Investment Manager is entitled to receive an investment management fee of 0.70% per year of the Fund’s average daily Managed Assets.  “Managed Assets” are defined as the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities).  If the Fund uses leverage, the amount of fees paid to the Investment Manager for investment management services will be higher than if the Fund does not use leverage because the fees paid are calculated on the Fund’s Managed Assets, which include assets purchased with leverage.

(4)
On August 10, 2018, the Fund entered into a committed financing arrangement through which the Fund is authorized to borrow up to $100 million.  “Interest on Borrowed Funds” reflects an annualized interest charge based on the interest rate and borrowings in effect on September 1, 2021.

(5)
“Total Annual Fund Operating Expenses” differ from the ratio of expenses to average net assets shown in the Financial Highlights in the Fund’s most recent annual report, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

(6)	“Other Expenses” have been estimated assuming the completion of the proposed issuance.
(7)
The Investment Manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

The purpose of the table above and the examples below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.
Example
The following example illustrates the expenses you would pay on a $1,000 investment in Common Shares, assuming a 5% annual portfolio total return.*
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[●]	$[●]	$[●]	$[●]

*      The example should not be considered a representation of future expenses.  The example assumes that the amounts set forth in the Table of Fees and Expenses table are accurate and that all distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
USE OF PROCEEDS
The Fund estimates the net proceeds of the Rights offering to be approximately $[●], based on the estimated Subscription Price per Common Share of $[●] ([●]% of the last reported sales price of the Fund’s Common Shares on the NYSE American on [●], 2021), assuming all new Common Shares offered are sold and that the expenses related to the Rights offering estimated at approximately $[●] are paid.
The Investment Manager expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments.  The Investment Manager anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months.  Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the Rights offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital.  A return of capital is a return to investors of a portion of their original investment in the Fund.  In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits.  Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares (but not below zero), and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.
CAPITALIZATION
The following table sets forth the unaudited capitalization of the Fund as of [●], 2021 and its adjusted capitalization assuming the Common Shares available in the Rights offering discussed in this Prospectus Supplement had been issued.
[To be provided.]
PRICE RANGE OF COMMON SHARES
The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE American per share of our Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.
[
	NAV per Common Share on Date of Market Price(1)		NYSE American Market Price per Common Share(2)		Premium/ (Discount) on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
[June 30, 2021]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[March 31, 2021]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[December 31, 2020]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[March 31, 2020]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[June 30, 2020]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[September 30, 2020]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[December 31, 2019]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[March 31, 2019]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[June 30, 2019]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
[March 31, 2019]
[December 31, 2018]	[___]	[___]	[___]	[___]	[___]%	[___]%	[___]
(1)	Based on the Fund’s computations.
(2)	Source: NYSE American.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.
On [●], 2021, the last reported net asset value per Common Share was $[●] and the last reported sales price per Common Share on the NYSE American was $[●].

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING
Risk is inherent in all investing.  Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully.  See “Risks and Special Considerations” in the Prospectus.  The following summarizes some of the matters that you should consider before investing in the Fund through the Rights offering:
Dilution.  Record Date Shareholders who do not fully exercise their Rights will, at the completion of the Rights offering, own a smaller proportional interest in the Fund than owned prior to the Rights offering. The completion of the Rights offering will result in immediate voting dilution for such shareholders. Further, both the sales load and the expenses associated with the Rights offering will immediately reduce the net asset value of each outstanding Common Share. In addition, if the Subscription Price is less than the net asset value per Common Share as of the Expiration Date, the completion of this Rights offering will result in an immediate dilution of the net asset value per Common Share for all existing Common Shareholders (i.e., will cause the net asset value per Common Share to decrease). It is anticipated that existing Common Shareholders will experience immediate dilution even if they fully exercise their Rights. Such dilution is not currently determinable because it is not known how many Common Shares will be subscribed for, what the net asset value per Common Share or market price of the Common Shares will be on the Expiration Date or what the Subscription Price per Common Share will be. If the Subscription Price is substantially less than the current net asset value per Common Share, this dilution could be substantial. The Fund will pay expenses associated with the Rights offering, estimated at approximately $[●]. In addition, the Fund has agreed to pay a dealer manager fee (sales load) equal to [●]% of the Subscription Price per Common Share issued pursuant to the exercise of Rights (including pursuant to the Over-Subscription Privilege). The Fund, not investors, pays the sales load, which is ultimately borne by all Common Shareholders. All of the costs of the Rights offering will be borne by the Fund’s Common Shareholders. See “Table of Fees and Expenses” in this Prospectus Supplement and “Summary of Fund Expenses” in the accompanying Prospectus for more information.
If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over.  In addition, you will experience an immediate dilution of the aggregate net asset value per Common Share if you do not participate in the Rights offering and will experience a reduction in the net asset value per Common Share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:
•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per Common Share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the net asset value per Common Share whether or not you participate in the Rights offering, because:
•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

[Furthermore, if you do not participate in the secondary over-subscription, if it is available, your percentage ownership will also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per Common Share will be on the Expiration Date or what proportion of the Rights will be exercised.  The impact of the Rights offering on net asset value (“NAV”) per

Common Share is shown by the following examples, assuming the Rights offering is fully subscribed and a $[●] Subscription Price:
Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV(2)	[●]
Subscription Price(3)	[●]
Reduction in NAV ($)(4)	[●]
Reduction in NAV (%)	[●]

[Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV(2)	[●]
Subscription Price(3)	[●]
Increase in NAV ($)(4)	[●]
Increase in NAV (%)	[●]]
_________________________

(1)	Both examples assume the full Primary Subscription [and Secondary Over-Subscription Privilege] are exercised. Actual amounts may vary due to rounding.
(2)
For illustrative purposes only; reflects the Fund’s net asset value per Common Share as of [●], 2021. It is not known at this time what the net asset value per Common Share will be on the Expiration Date.

(3)
For illustrative purposes only; reflects an estimated Subscription Price of $[●] based upon [●]% of the last reported sales price of the Fund’s Common Shares on the NYSE American on [●], 2021. It is not known at this time what the Subscription Price will be on the Expiration Date.

(4)	Assumes $[●] in estimated offering expenses.
If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement.  Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund.  The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.
[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the primary subscription and over-subscription privilege.]
Risks of Investing in Rights. Shares of closed-end funds such as the Fund frequently trade at a discount to net asset value. If the Formula Price is less than [●]% of net asset value on the Expiration Date, then the Subscription Price will likely be greater than the market price of a Common Share on that date. In addition, the Formula Price, even if above [●]% of net asset value, may be still above the market price of a Common Share on the Expiration Date. If either event occurs, the Rights will have no value, and a person who exercises Rights will experience an immediate loss of value.
Leverage.  Leverage creates a greater risk of loss, as well as a potential for more gain, for the Common Shares than if leverage were not used.  Following the completion of the Rights offering, the Fund’s amount of leverage outstanding will decrease.  The leverage of the Fund as of [●], 2021 was approximately [●]% of the Fund’s Managed Assets.  After the completion of the Rights offering, the amount of leverage outstanding is expected to decrease to approximately [●]% of the Fund’s Managed Assets.  The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk.  When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares may be more volatile.  Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Fund’s income.  Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s Common Shares may decrease more quickly than would otherwise be the case, and distributions on the Common Shares could be reduced or eliminated.  Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to holders of the Common Shares.
Because the fee paid to the Investment Manager is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Fund to the Investment Manager will be higher (and the Investment Manager will be benefited to that extent) when leverage is used.  The Investment Manager will use leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).
The Fund’s leveraging strategy may not be successful.
Increase in Share Price Volatility; Decrease in Share Price.  The Rights offering may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares.  The Rights offering may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.
Under-Subscription.  It is possible that the Rights offering will not be fully subscribed.  Under-subscription of the Rights offering would have an impact on the net proceeds of the Rights offering and whether the Fund achieves any benefits.
TAXATION
The following is a general summary of the U.S. federal income tax consequences of the Rights offering to Record Date Shareholders who are U.S. persons for U.S. federal income tax purposes.  The following summary supplements the discussion set forth in the accompanying Prospectus and SAI and is subject to the qualifications and assumptions set forth therein.  The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.
Please refer to the “Taxation” section in the Fund’s Prospectus and SAI for a description of the consequences of investing in the Common Shares of the Fund.  Special tax considerations relating to this Rights offering are summarized below:
•	The value of a Right will not be includible in the income of a Common Shareholder at the time the Right is issued.

•
The basis of a Right issued to a Common Shareholder will be zero, and the basis of the Common Share with respect to which the Right was issued (the “Old Common Share”) will not change, unless either the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share, or such Common Shareholder affirmatively elects (in the manner set out in Treasury Regulations under the Code) to allocate to the Right a portion of the basis of the Old Common Share.  If the basis of a Right or Old Common Share changes, such Common Shareholder must allocate basis between the Old Common Share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased will generally be its purchase price.

•	A Common Shareholder’s holding period in a Right issued includes the holding period of the Old Common Share.

•	A Common Shareholder will not recognize a loss if a Right distributed to such Common Shareholder expires unexercised because the basis of the Old Common Share may be allocated to a Right only if the Right is sold or exercised.  If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•
Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

•
No gain or loss will be recognized by a Common Shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the subscription price for the New Common Share.  The holding period for the New Common Share will begin on the date when the Right is exercised (or, in the case of a Right purchased in the market, potentially the day after the date of exercise).

The foregoing is a general and brief summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders, with respect to U.S. federal income taxation only.  Other tax issues such as state and local taxation may apply.  Investors are urged to consult their own tax advisors to determine the tax consequences of investing in the Fund.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
PLAN OF DISTRIBUTION
[Distribution Arrangements
[●] will act as Dealer Manager for this Rights offering.  Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Dealer Manager, the Fund and the Investment Manager, the Dealer Manager will provide financial structuring and solicitation services in connection with the Rights offering and will solicit the exercise of Rights and participation in the over-subscription privilege.  The Rights offering is not contingent upon any number of Rights being exercised.  The Dealer Manager will also be responsible for forming and managing a group of selling broker-dealers (each a “Selling Group Member” and collectively the “Selling Group Members”), whereby each Selling Group Member will enter into a Selling Group Agreement with the Dealer Manager to solicit the exercise of Rights and to sell Common Shares purchased by the Selling Group Member from the Dealer Manager.  In addition, the Dealer Manager will enter into a Soliciting Dealer Agreement with other soliciting broker-dealers (each a “Soliciting Dealer” and collectively the “Soliciting Dealers”) to solicit the exercise of Rights.  See “—Compensation to Dealer Manager” for a discussion of fees and other compensation to be paid to the Dealer Manager, Selling Group Members and Soliciting Dealers in connection with the Rights offering.
The Fund and the Investment Manager have each agreed to indemnify the Dealer Manager for losses arising out of certain liabilities, including liabilities under the Securities Act.  The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of willful misfeasance, bad faith or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.
In order to seek to facilitate the trading market in the Rights for the benefit of non-exercising shareholders, and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights, the Dealer Manager Agreement provides for special arrangements with the Dealer Manager. Under these arrangements, the Dealer Manager is expected to purchase Rights on the [●], as well as Rights received by the Rights Agent for sale by Record Date Stockholders and offered to the Dealer Manager and unexercised Rights of Record Date Shareholders whose record addresses are outside the United States that are held by the Subscription Agent and for which no instructions are received. The number of rights, if any, purchased by the Dealer Manager will be determined by the Dealer Manager in its sole discretion. The Dealer Manager is not obligated to purchase Rights or Common Shares as principal for its own account to facilitate the trading market for Rights or for investment purposes.  Rather, its purchases are expected to be closely related to interest in acquiring Common Shares generated by the Dealer Manager through its marketing and soliciting activities. The Dealer Manager intends to exercise Rights purchased by it during the Subscription Period but prior to the Expiration Date. The Dealer Manager may exercise those Rights at its option on one or more dates, which are expected to be prior to the Expiration Date. The subscription price for the Common Shares issued through the exercise of Rights by the Dealer Manager prior to the Expiration Date will be the greater of [●]% of the last reported sale price of a Common Share on the NYSE American on the date of exercise or [●]% of the last reported net asset value of a Common Share on the date prior to the date of exercise. The price and timing of these exercises are expected to differ from those described herein for the Rights offering. The subscription price will be paid to the Fund and the dealer manager fee with respect to such proceeds will be paid by the Fund on the applicable settlement date(s) of such exercise(s).
In connection with the exercise of Rights and receipt of Common Shares, the Dealer Manager intends to offer those Common Shares for sale to the public and/or through a group of selling members it has established. The Dealer Manager may set the price for those Common Shares at any price that it determines, in its sole discretion. The Dealer Manager has advised that the price at which such Common Shares are offered is expected to be at or slightly below the closing price of the Common Shares on the NYSE American on the date the Dealer Manager exercises Rights.  No portion of the amount paid to the Dealer Manager or to a selling group member from the sale of Common Shares in this manner will be paid to the Fund. If the sales price of the Common Shares is greater than the subscription price paid by the Dealer Manager for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will receive a gain.  Alternatively, if the sales price of the Common Shares is less than the subscription price for such Common Shares plus the costs to purchase Rights for the purpose of acquiring those Common Shares, the Dealer Manager will incur a loss.  The Dealer Manager will pay a concession to selling group members in an amount equal to approximately 2.50% of the aggregate price of the Common Shares sold by the respective selling group member. Neither the Fund nor the Investment Manager has a role in setting the terms, including the sales price, on which the Dealer Manager offers for sale and sells Common Shares it has acquired through purchasing and exercising Rights or the timing of the exercise of Rights or sales of Common Shares by the Dealer Manager. Persons who purchase Common Shares from the Dealer Manager or the selling group will purchase shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and at a time set by the Dealer Manager, which is expected to be prior to the Expiration Date.
The Dealer Manager may purchase Rights as principal or act as agent on behalf of its clients for the resale of such Rights. The Dealer Manager may realize gains (or losses) in connection with the purchase and sale of Rights and the sale of Common Shares, although such transactions are intended by the Dealer Manager to facilitate the trading market in the Rights and the placement of the Common Shares to new or existing investors pursuant to the exercise of the Rights. Any gains (or losses) realized by the Dealer Manager from the purchase and sale of Rights and the sale of Common Shares is independent of and in addition to its fee as Dealer Manager. The Dealer Manager has advised that any such gains (or losses) are expected to be immaterial relative to its fee as Dealer Manager.
Since neither the Dealer Manager nor persons who purchase Common Shares from the Dealer Manager or members of the selling group were Record Date Shareholders, they would not be able to participate in the over-subscription privilege.
Persons who purchase Common Shares from the Dealer Manager or the selling group will not purchase shares at the Subscription Price based on the formula price mechanism through which Common Shares will be sold in the Rights Offering. Instead, those persons will purchase Common Shares at a price set by the Dealer Manager, which may be more or less than the Subscription Price, and will not have the uncertainty of waiting for the determination of the Subscription Price on the Expiration Date.
There is no limit on the number of Rights the Dealer Manager can purchase or exercise. Common Shares acquired by the Dealer Manager pursuant to the exercise of Rights acquired by it will reduce the number of Common Shares available pursuant to the over-subscription privilege, perhaps materially, depending on the number of Rights purchased and exercised by the Dealer Manager.
Although the Dealer Manager can seek to facilitate the trading market for Rights as described above, investors can acquire Common Shares at the Subscription Price by acquiring Rights on the [●] and exercising them in the method described above under “Description of the Rights—Method of Exercise of Rights” and “Description of the Rights—Payment for Shares.”

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Manager and their affiliates.  In addition, in the ordinary course of their businesses, the Dealer Manager and/or its affiliates may, from time to time, own securities of the Fund or its affiliates.
The principal business address of the Dealer Manager is [●].
Compensation to Dealer Manager
Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to [●]% of the Subscription Price per Common Share for each Common Share issued pursuant to the exercise of Rights, including the over-subscription privilege.
The Dealer Manager will reallow to Selling Group Members in the Selling Group to be formed and managed by the Dealer Manager selling fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the Rights offering or the over-subscription privilege as a result of their selling efforts.  In addition, the Dealer Manager will reallow to Soliciting Dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to [●]% of the Subscription Price for each Common Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Common Shares held by such Soliciting Dealer through DTC on the Record Date.  Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.
In addition, the Fund, has agreed to pay the Dealer Manager an amount up to $[●] as a partial reimbursement of its expenses incurred in connection with the Rights offering, including reasonable out-of-pocket fees and expenses, if any and not to exceed $[●], incurred by the Dealer Manager, Selling Group Members, Soliciting Dealers and other brokers, dealers and financial institutions in connection with their customary mailing and handling of materials related to the Rights offering to their customers.  No other fees will be payable by the Fund or the Investment Manager to the Dealer Manager in connection with the Rights offering.
LEGAL MATTERS
Certain legal matters will be passed on by Stradley Ronon Stevens & Young, LLP, counsel to the Fund.  [Certain legal matters will be passed on by [●] as special counsel to the Dealer Manager in connection with the Rights offering.]

FINANCIAL STATEMENTS
The audited annual financial statements of the Fund for the fiscal year ended December 31, [2020] [and the unaudited financial statements for the six months ended June 30, [2021]] are incorporated by reference into this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information (“SAI”).  Portions of the Fund’s annual report [and semiannual report] other than the financial statements and related footnotes thereto are not incorporated into, and do not for a part of, this Prospectus Supplement, the accompanying Prospectus or the SAI.

FRANKLIN LIMITED DURATION INCOME TRUST

[●] Rights for [●] Common Shares

Subscription Rights to Acquire Common Shares
Issuable Upon Exercise of Rights to Subscribe for
Such Common Shares

PROSPECTUS SUPPLEMENT

[●], 2021

1

The information in this Statement of Additional Information is not complete and may be changed.  The Franklin Limited Duration Income Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED AUGUST 30, 2021
Franklin Limited Duration Income Trust
Statement of Additional Information
_________ [   ], 2021
________________________
The Franklin Limited Duration Income Trust, a Delaware statutory trust (the “Fund”), is a diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).
This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated September 13, 2021 (the “Prospectus”) and any related prospectus supplement.  The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares.  Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.
You may call (800) DIAL BEN/342-5236 to obtain, free of charge, copies of the Prospectus and any related prospectus supplement.  The Fund’s Prospectus is also available on the Fund’s website at www.franklintempleton.com.  You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).
No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.  The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

2

3

THE FUND
The Fund is a diversified, closed-end management investment company registered under the 1940 Act.  The Fund was organized as a Delaware statutory trust on May 8, 2003, pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), which is governed by the laws of the State of Delaware.  On June 30, 2014, the Fund changed its name from “Franklin Templeton Limited Duration Income Trust” to “Franklin Limited Duration Income Trust.” The Fund’s investment manager is Franklin Advisers, Inc.  (the “Investment Manager”).
The common shares of the Fund (the “Common Shares”) are listed on the NYSE American under the symbol “FTF”.  As of July 30, 2021, the Fund has outstanding 30,138,835 Common Shares.
The Fund’s Series M Auction Preferred Shares, Series W Auction Preferred Shares and Series F Auction Preferred Shares were redeemed on August 31, 2018.
INVESTMENT OBJECTIVES AND POLICIES
The investment objectives and general investment policies of the Fund are described in the Prospectus.  The risks of investing in the Fund are described in the Prospectus and in this SAI; in considering such risks, you should read both of these documents carefully.
The Fund’s primary investment objective is to seek high current income.  Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund’s primary objective.  See “Investment Objectives and Strategies” in the Prospectus.
INVESTMENT RESTRICTIONS AND ADDITIONAL INVESTMENT INFORMATION
Fundamental Investment Restrictions
Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when the Fund makes an investment.  In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund’s policies or restrictions.  If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.
If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy.  If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.
The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies.  A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less.  A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.
The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, any outstanding preferred shares voting together as a single class, and, if applicable, of the holders of a majority of any outstanding preferred shares voting as a separate class:
(1) Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).
4

(2) Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.
(3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.
(4) Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(5) Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(6) Make loans, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(7) Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.
(8) Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.
Non-Fundamental Investment Policies
The Fund has adopted certain non-fundamental investment policies, including but not limited to the following:
(1) The Fund may invest up to 25% of its total assets in securities which are illiquid at the time of investment (as determined by the Investment Manager) See “Illiquid Securities.”
Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into.  Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Investment Manager to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or estimated average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Investment Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund.  In the event that rating agencies assign different ratings to the same security, the Investment Manager will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets
5

of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its net assets in that industry.  The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).
The Fund may not change its duration policy, which is, under normal market conditions, to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage), unless it provides 60 days’ prior notice to Common Shareholders.
To the extent the Fund covers its commitment under a reverse repurchase agreement, swap or other derivative instrument by the segregation of assets determined by the Investment Manager to be liquid and equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of preferred shares.
The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.
To obtain and maintain the required ratings on any outstanding preferred shares or debt issued by the Fund, the Fund would be required to comply with investment quality, diversification and other guidelines established by a rating agency.  Such guidelines are more restrictive than the restrictions set forth above.  The ability of the Fund to use some of the strategies discussed in the Prospectus and in this SAI, such as derivatives, is limited by the rating agency guidelines.  Rating agencies receive fees in connection with their ratings issuances.
Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.
Debt Securities and Other Income-Producing Instruments
A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period.  A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities.  Bonds, notes, debentures and commercial paper differ in the length of the issuer’s payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.
The Fund may invest in senior and subordinated debt securities.  Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid.  The Fund may invest in “zero-coupon securities,” which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.
The Fund may buy both rated and unrated debt securities and other income-producing instruments.  The Fund may invest a significant portion of its assets in investment grade debt securities.  Investment grade debt securities are rated in one of the top four ratings categories by one of the nationally-recognized statistical rating organizations (“Rating Agencies”) such as Standard & Poor’s Ratings Services (“S&P”), Moody’s or Fitch.
Under normal market conditions, the Fund will invest at least 20% of its total assets in debt securities and other income-producing instruments  that are rated below investment grade.  Debt securities that are rated below investment grade are sometimes called “high yield securities” or “junk bonds.” A debt security rated below the top four ratings categories by each of the Rating Agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Investment Manager, will be considered below investment grade.  See “High Yield Investments.”
6

The market value of debt securities and other income-producing instruments generally varies in response to changes in interest rates and the financial condition of each issuer.  During periods of declining interest rates, the value of these investments generally increases.  Conversely, during periods of rising interest rates, the value of such investments generally declines.  These changes in market value will be reflected in the Fund’s net asset value per share.  Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund’s portfolio will decline in value.
The Fund may invest in debt securities or other income-producing instruments on which the issuer is not currently making interest payments (defaulted debt securities) or where the issuer is in bankruptcy.  The Fund may buy defaulted debt securities or other instruments if, in the opinion of the Investment Manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future.  These securities may be illiquid.  Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.
An issuer of a debt security may be unable to make interest payments and repay principal.  Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance.
Inflation-indexed securities
Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation.  Two structures are common for inflation-indexed securities.  The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested.  Other issuers pay out the inflation as it accrues as part of a semiannual coupon.  Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income.  Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.
An investor could experience a loss of principal and income on investments in inflation-indexed securities.  In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment.  Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.
In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal.  If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation.  Any guarantee of principal provided by a party other than the U.S. government will increase the Fund’s exposure to the credit risk of that party.
The value of inflation-indexed securities is generally expected to change in response to changes in “real” interest rates.  The real interest rate is the rate of interest that would be paid in the absence of inflation.  The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation.  If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value.  For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.  The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity.  When interest rates rise without a corresponding increase in inflation, the Fund’s investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.
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The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.  To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund’s interests in industries and sectors minimally affected by changes in the cost of living.
Mortgage-Related and Other Asset-Backed Securities
Under normal market conditions, the Fund will invest at least 20% of its assets in mortgage-backed and other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully use these instruments may depend in part upon the ability of the Investment Manager to forecast interest rates and other economic factors correctly.  See “—Mortgage Pass-Through Securities” below.  The Fund will not invest in interest-only or principal-only mortgage securities.
Mortgage Pass-Through Securities.  Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property.  Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the “GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase.  Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.  Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations.  To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
The primary issuers or guarantors of mortgage-backed securities have historically been the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  Other issuers of mortgage-backed securities include commercial banks and other private lenders.  Trading in mortgage-backed securities guaranteed by a governmental agency, instrumentality or sponsored enterprise may frequently take place in the to-be-announced (“TBA”) forward market.  See “When-issued, delayed delivery and to-be-announced transactions” below.
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Ginnie Mae is a wholly-owned United States government corporation within the Department of Housing and Urban Development.  Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers).  Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).  Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. government.  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage-backed securities nor do they extend to the value of the Fund’s shares which will fluctuate daily with market conditions.
Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders.  Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government.
Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now its common stock is owned entirely by private stockholders.  Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
Although the mortgage-backed securities of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations.  The yields on these mortgage-backed securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk.  The U.S. government, in the past, provided financial support to Fannie Mae and Freddie Mac, but the U.S. government has no legal obligation to do so, and no assurance can be given that the U.S. government will continue to do so.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship.  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac.  FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac.  Also, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.
Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities.  The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac.  Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The
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Fund will not purchase mortgage-related securities or any other assets which in the Investment Manager’s opinion are illiquid if, as a result, more than 25% of the value of the Fund’s total assets (taken at market value at the time of investment) will be invested in illiquid securities.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions (see “Investment Restrictions and Additional Investment Information”) by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC.  Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Related Securities.  The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations.  These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers.  They may pay fixed or adjustable rates of interest.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Commercial mortgage loans generally lack standardized terms, which may complicate their structure.  Commercial properties themselves tend to be unique and difficult to value.  Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.
Other Mortgage-Related or Asset-Backed Securities.  Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets.  These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans.  These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.
The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”).  Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers.  An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral.  EETCs tend to be less liquid than bonds.  Other asset-backed securities may be collateralized by the fees earned by service providers.  The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers.  In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.  The insolvency of entities that generate receivables or that use
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the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Consistent with the Fund’s investment objectives and policies, the Investment Manager also may invest in other types of asset-backed securities.  Other asset-backed securities may be collateralized by the fees earned by service providers.  The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers.  In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.  The insolvency of entities that generate receivables or that use the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
Dollar Roll Transactions.  In a mortgage dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date.  During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale.  The cash received by the Fund for the sale in a dollar roll is used to purchase additional investments.  The Fund then continues to engage in forward dollar roll transactions, continually “rolling” them forward as existing transactions move toward their settlement dates.  The cost of borrowing associated with the mortgage dollar roll strategy is an implied rate, calculated from the difference between the lower forward settlement price at which the Fund is purchasing agency mortgage-backed securities and the higher current price at which the Fund is selling the securities.
The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.  The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund’s Board of Trustees.  In addition to counterparty risk, the use of dollar rolls is subject to the continued availability of these transactions at favorable rates.  If mortgage dollar rolls cease to be available, have limited availability or are unavailable at favorable rates, the Fund may be unable to maintain this form of leverage and could be forced to make actual settlement on mortgage-backed securities purchased on the forward basis and possibly to seek alternative forms of borrowing.  In addition, by entering into mortgage dollar rolls as a means of financing, the Fund is committed to acquiring the types of mortgage-backed securities upon which counterparties are willing to enter into mortgage dollar rolls.  This could result in the Fund entering into mortgage dollar rolls for securities which the Investment Manager would not otherwise purchase for the Fund, or be required to reduce leverage through dollar rolls or find alternative forms of leverage, which may not be available at all or available on equally favorable terms.
As a matter of non-fundamental policy, the Fund considers the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Fund’s investment restrictions.
Bank Loans and Loan Participations
Under normal market conditions, the Fund will invest at least 20% of its total assets bank loans made to corporate and other business entities (corporate loans).  To implement that strategy, the Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower.
The rate of interest payable on corporate loans or other income-producing instruments with floating interest rates is generally established as the sum of a base lending rate plus a specified margin.  These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders.  The interest rate on Prime Rate-based corporate loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based corporate loans is reset periodically, typically at regular intervals ranging between 30 days and one year.
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A significant portion of the corporate loans held by the Fund may be issued in highly leveraged transactions.  This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives.  Such business objectives may include: management’s taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company.  Such corporate loans and similar income-producing instruments present special risks.
Corporate loans may be structured to include both term loans, which are generally fully funded at the time of the Fund’s investment, and revolving credit facilities, which would require the Fund to make additional investments in the corporate loans as required under the terms of the credit facility at the borrower’s demand.  Such corporate loans also may include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower’s receivables.
The Fund will generally invest in a corporate loan only if the Investment Manager judges that the borrower can meet the scheduled payments on the obligation.  The Fund may, however, acquire loans in default.  In addition, the Investment Manager will consider other factors it believes are appropriate to the analysis of the borrower and the corporate loan.  Such factors may include, but are not limited to, financial ratios of the borrower, such as the interest coverage ratio and leverage ratio.  The Investment Manager also will consider the nature of the industry in which the borrower is engaged, the nature of the borrower’s assets and the general quality of the borrower.
When the Investment Manager selects corporate loans for investment by the Fund, it primarily considers the creditworthiness of the borrower.  The Investment Manager will not base its selection upon the quality ratings of other debt obligations of a borrower.  These other debt obligations are often subordinated to the corporate loans.  Instead, the Investment Manager will perform its own independent credit analysis of the borrower, and of the collateral structure for the corporate loan.  After the Fund invests in a corporate loan, the Investment Manager will continue to evaluate the corporate loan on an ongoing basis.
Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.  If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.
The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value.  Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be undercollateralized or unsecured.  In most credit agreements there is no formal requirement to pledge additional collateral.  In addition, the Fund may invest in loans guaranteed by, or secured by assets of, shareholders or owners, even if the loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured.  There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a loan.  On occasions when such stock cannot be pledged, the loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the loan.  However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of loans and, indirectly, loans themselves.
If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.  If a court required interest to be refunded, it could negatively affect the Fund’s performance.  Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund.  For loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital.  There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral.  If the Fund’s security interest in loan
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collateral is invalidated or the loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan.
The Investment Manager generally considers loan participations to be liquid.  To the extent loan participations are deemed to be liquid by the Investment Manager, they will not be subject to the Fund’s restrictions on investments in illiquid securities.  Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution.  Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly.  While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that sell at a discount because of the borrower’s credit problems or other issues associated with the credit risk of the loan.  To the extent the credit problems are resolved, loan participations may appreciate in value.
If a bank or corporate loan purchased by the Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.
Marketplace Loans
Under normal market conditions, the Fund may invest up to 25% of its total assets in marketplace lending investments which are made through a combination of: (i) investing in marketplace loans to consumers, small- and mid-sized companies, and other borrowers, originated through online Platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through the purchase of whole loans either individually or in aggregations; (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (a “Platform”) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the Platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investing in public or private investment funds that purchase Marketplace Loans. The Marketplace Loans in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment, and a substantial portion of the Fund’s Marketplace Lending Instrument investments are made through purchases of whole loans.
Marketplace Loans are originated through online Platforms that provide a marketplace for lending and match consumers, small- and midsized companies (“SMEs”), and other borrowers seeking loans with investors willing to provide the funding for such loans.  These borrowers may seek such loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing).  The procedures through which borrowers obtain loans can vary between Platforms, and between the types of loans (e.g., consumer versus SME).  Marketplace lending is often referred to as “peer to peer” lending because of the industry’s initial focus on individual investors and consumer loan borrowers.  However, since its inception, the industry has grown to include substantial involvement by institutional investors.
In the case of consumer Platforms, prospective borrowers must disclose or otherwise make available to the Platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds, and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders.  The borrower must satisfy the minimum eligibility requirements set by the operator.  The operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer Platforms) and the interest rate for the requested loan.
Lenders may select which loans to fund based on such borrower-provided information and Platform-assigned credit rating (to the extent one is assigned) and the yield to the lender.  The yield to the lender is the fixed interest rate assigned by the Platform to the loan net of any fees charged by the Platform, including servicing fees.  Such servicing fees cover services such as screening borrowers for their eligibility, managing the supply and
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demand of the marketplace, and facilitating payments and debt collection, among other things.  A typical servicing fee charged to the lender is 1% of the outstanding loan balance.  Platforms may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance.  The Platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan.  The loans originated through the online consumer lending Platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates.
The Fund will only enter into arrangements with Platforms that have provided the Fund with a written commitment to deliver or cause to be delivered individual loan-level data that is updated periodically as often as the NAV of the Fund’s Common Shares is calculated.  Pursuant to the Fund’s valuation policy, the Fund’s valuation agent will follow a discounted cash flow approach using historical data received from clients/platforms, as well as loan models and roll rate, to forecast contractual cash flows for each loan for its remaining life, and adjusted for risk factors (such as default and prepayment).  The Fund will not enter into arrangements with Platforms where the Investment Manager, in its judgment, believes that it will not reasonably be able to evaluate the completeness and accuracy of the individual loan data provided by the Platform relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.
The Investment Manager will monitor on an ongoing basis the underwriting quality of each Platform through which it invests in Marketplace Loans, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the Platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the Platform’s underwriting processes, including with respect to the assignment of credit grades by the Platform to its Marketplace Loans and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Marketplace Loans and the resulting remediation efforts of the Platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the Platform.
The documentation for Marketplace Loans is executed electronically. Accordingly, the borrower does not execute a physical loan note and no such note is available for delivery to investors. Borrowers of Marketplace Loans electronically execute each of the loan documents prepared in connection with the applicable loan, binding the borrower to the terms of the loan, which include the provision that the loan may be transferred to another party. Each Platform requires buyers to open an account with the Platform in order to purchase loans. The Fund will direct the custodian to open an account with each Platform selected by the Fund. The account will be opened in the name of the custodian as custodian for the Fund. When the Fund directs the purchase of a loan, the custodian receives electronically from the Platform the loan documents and evidence of the purchase and ownership by the Fund, thereby obtaining custody of the documentation that creates and represents the Fund’s rights in the loan. In addition to the promissory note, such documentation generally includes (depending on the Platform) the borrower agreement, authorization to obtain credit reports for loan listing, truth in lending disclosure, terms of use and consent to electronic transactions and disclosures, credit profile authorization, bank account verification and debit authorization (or equivalents thereof). The Fund’s custodian then wires funds to the Platform in payment of the loans. The custodian maintains on its books a custodial account for the Fund through which the custodian holds in custody the Platform account, the loan/loan documents, and, if applicable, any cash in the Platform account including the interest and principal payments received on the loan. As transferee of the Platform’s ownership rights in the loan, the Fund obtains all of the Platform’s ownership rights in the loan and is able to enforce the Fund’s contractual rights against the Platform, as well as enforce the servicing agreements, including the right to direct the servicer to enforce the Fund’s rights against the borrower in accordance with the servicer’s servicing policies and the terms of the servicing agreement, as applicable.
In the United States, a Platform may be subject to extensive regulation, oversight and examination at both the federal, state and local level, and across multiple jurisdictions if it operates its business nationwide.  Accordingly, Platforms are generally subject to various securities, lending, licensing and consumer protection laws.  Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans.  A limited number of states also may have interest rate caps for certain commercial loans.  The maximum permitted interest
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rate can vary substantially between states.  Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index.  Some Platforms obtain state lending licenses and lend directly to borrowers.  Other Platform operators through a contractual relationship with a bank purchase bank originated loans.  In this model, an operator of a Platform may be able to (through existing law and legal interpretations) be the beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside.
Marketplace Pass-Through Notes.  The Fund may invest in Marketplace Pass-Through Notes.  The operator of a Platform may purchase a loan from a funding bank at par using the funds of multiple lenders and then issue to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate  share of all principal and interest payments received by the operator  from the borrower on the loan funded by such lender (net of the Platform servicing fees).  Alternatively, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.  These lenders similarly may sell Pass-Through Notes backed by individual loans or engage in other capital market transactions. The Platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans.  Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the Platform operator forwards the amounts owed to the lenders or the holders of  any related Pass-Through Notes, as applicable.  A Platform operator is not obligated to make any payments due on a Pass-Through  Note (except to the extent that the operator actually receives payments from the borrower on the related loan).  Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a Platform operator and are not entitled to recover any deficiency of principal or interest from the Platform operator if the underlying borrower defaults on its payments due with respect to a loan.
Marketplace Loan Asset-Backed  Securities.  The Fund also may invest in Marketplace Loans through special purpose vehicles (“SPVs”)  established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed  securities”)  secured only by such underlying assets (which practice is known as securitization).  The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular Platform.  The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent  borrowers and general interaction with borrowers in much the same manner as if the securitization  had not occurred.  The SPV may issue multiple classes of asset-backed securities with different levels of seniority.  The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset- backed securities.  Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates.  In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities.  The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.  The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool.  The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated  rate of prepayment of the underlying assets.
Public or Private Investment Funds. The Fund may invest in public or private investment funds that invest in Marketplace Loans. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Marketplace Loans through the public or private investment fund rather than directly from the operator of the Platform.  The Fund, as a holder of securities issued by public or private investment funds, will bear its pro rata portion of such funds’ expenses.  These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.
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Marketplace Loans Risk
Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. In addition to the normal risks associated with debt investments, Marketplace Loans are also subject to certain risks unique to Marketplace Loans, including the following:
Risks of Marketplace Loans Generally.  Marketplace Loans are generally not rated by rating agencies and constitute a highly risky and speculative investment, similar to an investment in lower rated or high yield debt securities debt securities (also known as “junk” bonds).  There can be no assurance that payments due on underlying Marketplace Loans will be made.  A Platform operator is not obligated to make any payments due on a Marketplace Loan except to the extent that the operator actually receives payments from the borrower on the related loan.  Accordingly, lenders and investors assume all of the credit risk on the loans they fund or purchase from a Platform operator and are not entitled to recover any deficiency of principal or interest from the Platform operator if the underlying borrower defaults on its payments due with respect to a loan. A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of the Platforms and third-party collection agencies which also may be limited in their ability to collect on defaulted Marketplace Loans. In addition, a Platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans.
To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.  Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt.  If a borrower incurs additional debt after obtaining a loan through a Platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower.  To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the Platform’s ability to collect on the Marketplace Loan upon default.  To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a Platform because the borrowers have no collateral at risk.  The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.  The extent of this can be to allow other creditors to move more quickly to claim any assets of the borrower.
Borrower Credit Risk.  Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages.  The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market.  As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Loans may be significantly higher than those experienced by financial products arising from traditional sources of lending.  The Fund may need to rely on the collection efforts of the Platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans.  The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans.  Borrowers may seek protection under federal bankruptcy law or similar laws.  In most cases involving the bankruptcy of a borrower with an unsecured marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.
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Pass-Through Notes Risk. As Pass-Through Notes generally are pass-through obligations of the operators of the lending Platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such Platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.
Fraud Risk.  The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the Platforms, banks, borrowers and third parties handling borrower and investor information.  For example, a borrower may have supplied false or inaccurate information.  A Platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud.  A Platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest.  If a Platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund.  Alternatively, if the Platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.
Platform Provided Credit Information Risk.  The Investment Manager is reliant in part on the borrower credit information provided to it or assigned by the Platforms when selecting Marketplace Loans for investment.  To the extent a credit rating is assigned to each borrower by a Platform, such rating may not accurately reflect the borrower’s actual creditworthiness.  A Platform may be unable, or may not seek, to verify all of the borrower information obtained by it.  Borrower information on which Platforms and lenders may rely may be outdated.  In addition, certain information that the Investment Manager would otherwise seek may not be available, such as financial statements and other financial information.  Furthermore, the investment manager may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential.  In addition, the Platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed.
Liquidity Risk.  Investors that acquire Marketplace Loans directly from Platforms must generally hold their loans through maturity in order to  recoup their entire principal.  No Marketplace Loans currently being offered have been registered with the U.S.  Securities and Exchange Commission.  In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in pass-through notes issued by one platform does occur on one electronic “alternative trading system”).  An active secondary market for Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future.  Accordingly, it may be difficult for the Fund to sell an investment in Marketplace Loans at the price which the Fund believes the loan should be valued. The Fund’s investments in Marketplace Loans will be limited by the Fund’s 25% limit on illiquid investments to the extent such Marketplace Loans are determined to be illiquid.
Platform Risk.  The Fund materially depends on the Platforms that originate Marketplace Loans for loan data and the origination, sourcing and servicing of Marketplace Loans and on the Platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.  Information provided to the Platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate, out of date or fraudulent and a Platform’s resources and technologies to verify information and prevent fraud may be insufficient.
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Investments in Marketplace Loans may be adversely affected if the Platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. The Fund intends to have a backup servicer in case any Platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans.
Servicer Risk. The Fund’s investments in Marketplace Loans could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.
Tax Risk.  The treatment of Marketplace Loans and other Marketplace Lending Instruments for tax purposes is uncertain.  In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry.  Investors should consult their tax advisors as to the potential tax treatment of Shareholders.
The Fund intends to qualify for treatment as a regulated investment company for federal income tax purposes.  In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests.  Some issues related to qualification as a regulated investment company are open to interpretation.  For example, the Fund intends to primarily invest in whole loans originated by Platforms.  The Fund intends to treat the identified borrowers in the loan documentation as the issuer of such loans.  No statutory, judicial or administrative authority directly discusses how the loans in which the Fund will invest should be treated for tax purposes. As a result, the tax treatment of the Fund’s investment in such securities is uncertain.  If the IRS were to disagree and successfully assert that the Platforms should be viewed as the issuer of the loans, or if the IRS were to issue guidance to this effect, the Fund would not satisfy the regulated investment company diversification tests.  Also, the tax treatment of the Fund’s investment in loans originated by the platforms could be affected by changes in tax laws or regulations, or interpretations thereof, or by court cases that could adversely affect the Fund and its ability to qualify as a regulated investment company under Subchapter M of the Code.  As a result of the foregoing, the Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company.
If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income.  As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced.  Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.  In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.  This would cause a negative impact on Fund returns.  In such event, the Fund’s Board of Directors may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies.  See “U.S. Federal Income Tax Matters.”
Regulatory and Judicial Risks.  The Platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities.  Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data
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obtained in the origination and servicing thereof.  Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically.  A failure to comply with the applicable rules and regulations may, among other things, subject the Platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the Platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions.
The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans.  Marketplace lending industry participants, including Platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations.  In addition, courts have recently considered the regulatory environment applicable to Platforms and purchasers of Marketplace Loans.  In light of recent decisions, if upheld and widely applied, certain Platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans could be subject to reduced returns and/or the Platform subject to fines and penalties.  As a result, Marketplace Loans purchased by the Fund could become unenforceable, thereby causing losses for shareholders.
High Yield Investments
Under normal market conditions, the Fund will invest at least 20% of its assets in debt securities and other income-producing instruments that are rated below investment grade by Moody’s, S&P or Fitch (below Baa by Moody’s, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality.  These debt securities are sometimes referred to as “high yield” securities or “junk bonds.”  Because the Fund will hold investments that are below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily or solely in high-rated securities.  You should consider the increased risk of loss to principal that is present with an investment in higher risk securities and other income-producing instruments, such as those in which the Fund invests.  Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.
The market value of high yield, lower-quality fixed-income securities and other income-producing instruments tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates.  Lower-rated or unrated investments also tend to be more sensitive to economic conditions than higher-quality securities.
Issuers of high yield, fixed-income securities and other income-producing instruments are often highly leveraged and may not have more traditional methods of financing available to them.  Therefore, the risk associated with buying the securities or other instruments of these issuers is generally greater than the risk associated with higher-quality securities.  For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality investments may experience financial stress and may not have sufficient cash flow to make interest payments.  The issuer’s ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.
The risk of loss due to default may also be considerably greater with lower-quality investments because they are generally unsecured and are often subordinated to other creditors of the issuer.  If the issuer of an instrument in the Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s net asset value per share.  Defaulted instruments tend to lose much of their value before they default.  Thus, the Fund’s net asset value per share may be adversely affected before an issuer defaults.  In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.  Notwithstanding the foregoing, the Fund may invest in securities and other instruments where the issuer is in default or bankruptcy.
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High yield securities or other income-producing instruments frequently have call or buy-back features that allow an issuer to redeem the obligation from the Fund.  Although these securities or other income-producing instruments are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its obligations during periods of declining interest rates, the Investment Manager may find it necessary to replace the investments with lower-yielding securities or other income-producing instruments, which could result in less net investment income for the Fund.  The premature disposition of a high yield investment due to a call or buy-back feature, the deterioration of an issuer’s creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.
High yield securities or other income-producing instruments may not be as liquid as higher-quality securities.  Reduced liquidity in the secondary market may have an adverse impact on market price of a security or instrument and on the Fund’s ability to sell a security or instrument in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund’s liquidity needs.  Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.
The Fund may buy securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale.  While many securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the “1933 Act”), which entails special responsibilities and liabilities.  The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.
The Fund may buy high yield securities during an initial underwriting.  These securities involve special risks because they are new issues.  The Investment Manager will carefully review their credit and other characteristics.  The Fund has no arrangement with its underwriters or any other person concerning the acquisition of these securities.
The Fund will rely on the Investment Manager’s judgment, analysis and experience in evaluating the creditworthiness of an issuer.  In this evaluation, the Investment Manager will consider, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.
The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities.  These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date.  If the issuer defaults, the Fund may not obtain any return on its investment.
The Fund may purchase certain high yield securities and other income-producing instruments at a discount to par value.  These investments, when held to maturity or retired, may include an element of capital gain.  The Fund does not generally intend to hold these investments solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the investments remain attractive.  The Fund may realize a capital loss when a security or other instrument is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price.  The Fund may also realize a capital gain or loss upon the sale of securities or instruments, whether purchased at par, a discount, or a premium.
Ratings.  Independent rating organizations rate debt investments based upon their assessment of the financial soundness of the issuer.  Generally, a lower rating indicates higher risk.  Ratings assigned by the rating agencies are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of the rating.  Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition.  For these reasons, the Investment Manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities and other income-producing instruments being considered for the Fund’s portfolio.
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In its analysis, the Investment Manager considers a variety of factors, including:
•	the experience and managerial strength of the issuer;
•	responsiveness to changes in interest rates and business conditions;
•	debt maturity schedules and borrowing requirements;
•	the issuer’s changing financial condition and market recognition of the change; and
•	relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

Collateralized Obligations
The Fund may invest in any tranche (other than the equity tranche) of collateralized debt obligations.
Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (“SPE”) and are typically backed by a diversified pool of bonds, loans or other debt obligations.  CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (“REITs”), commercial mortgage-backed securities, emerging market debt, and municipal bonds.  Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.
Common varieties of CDOs include the following:
Collateralized loan obligations.  Collateralized loan obligations (“CLOs”) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.
Collateralized bond obligations.  Collateralized bond obligations (“CBOs”) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.
Structured finance CDOs.  Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.
Synthetic CDOs.  In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments, principally counterparty risk.
CDOs are similar in structure to collateralized mortgage obligations.  Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.
In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield.  The riskiest portion is the “equity” tranche, which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete).  Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade.  Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.
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The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests.  Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility.  Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market.  As a result, investments in CDOs may be characterized by the Fund as illiquid securities.  However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A.  To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities.  The Fund’s investment in unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.
All tranches of CDOs, including senior tranches with high credit ratings, can experience, and at times many have experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class.  In the past, prices of CDO tranches have declined considerably.  The drop in prices was initially triggered by the subprime mortgage crisis.  Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs.  As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions.  There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.
In addition to the normal risks associated with debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act.  CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.
Zero-Coupon Securities
Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value.  The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.  Lower quality zero-coupon securities are generally subject to the same risks as high yield debt securities.  The Fund typically will not receive any interest payments on these securities until maturity.  If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund’s share price.
Commercial Paper
Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.  The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which the Investment Manager has made a credit quality assessment.  See Appendix A for a description of the ratings assigned by the Rating Agencies to commercial paper.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
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Foreign (Non-U.S.) Investments and Currencies
The Fund may invest in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing.  Foreign investments held by the Fund generally will be traded on U.S. markets.  The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing.  The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.
Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves special risks and considerations not typically associated with investing in U.S. securities.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.  These risks can increase the potential for losses in the Fund and affect its share price.  The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.  It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets.  Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.
You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments.  The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S.  Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies.  The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.  Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.
Developing Countries and Emerging Markets.  The Fund may invest in securities or other income-producing instruments issued by companies and governments in “emerging market” countries.  Emerging market countries generally include those considered to be developing by the World Bank.  These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa.  Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets.  These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.
In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.  Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.
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The 2016 referendum in which the United Kingdom voted to exit the European Union (“EU”) has caused, and may continue to cause, market volatility in various regional markets due to political, economic and legal uncertainty.  In addition, if one or more countries were to exit the EU or abandon the use of the Euro as a currency, the value of investments associated with those countries or the Euro could decline significantly and unpredictably and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Foreign Currency.  The Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable.  Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries.  Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.  There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.
The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments.  Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.  Further, certain currencies may not be internationally traded.
Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar.  Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.  Through the Fund’s flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund’s investments.
The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another.  Some of these decisions may later prove profitable and others may not.  No assurance can be given that profits, if any, will exceed losses.
Forward Currency Exchange Contracts.  The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income.  A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers.  The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.
Sovereign Debt
The Fund may invest in sovereign debt, which can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair
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such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.  To the extent the Fund invests in foreign currency-denominated debt obligations and hedging activities, such investments may produce a difference between its book income and its taxable income.  This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.
Equity Securities
The Fund may invest in equity securities.  The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights.  The owner of an equity security may participate in a company’s success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends.  Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares as traded in the public trading market for such shares.  Equity securities generally take the form of common stock or preferred stock.  Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well.  Equity securities may also include convertible securities, warrants or rights.  Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.
The Fund’s equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks.  The Fund may also acquire equity securities in connection with the Fund’s other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund.  These equity securities may have risk and other characteristics of stocks or of both stocks and bonds.  By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding’s share price or an overall decline in the stock market.  The value of an investment in a Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies.  In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.
Preferred Stocks.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company.  Some preferred stocks offer a fixed rate of return with no maturity date.  Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates.  In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.  Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.  Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
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Convertible Securities and Synthetic Convertible Securities.    The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.  A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock.  As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise.  Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines.  Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.
The Fund may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, the Fund may purchase a non-convertible debt security and a warrant or option.  The synthetic convertible security differs from the true convertible security in several respects.  Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value.  Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertible component.  For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.
Bank Obligations
Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.  The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.
Subject to the Fund’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 5% of its total assets in foreign bank obligations denominated in foreign currencies.  Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Investments and Currencies” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
The Fund’s investments in bank obligations may be negatively impacted if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits).  The activities of U.S. banks and most foreign banks are subject to
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comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade.  The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks.  Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion.  Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate.  Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Corporate Bonds
The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities.  Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Bonds generally are used by corporations and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain bonds are “perpetual” in that they have no maturity date.  The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest up to 5% of its total assets in bonds denominated in foreign currencies in accordance with the Fund’s investment objectives and policies as described in the Prospectus.
The Fund’s investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, and management risk.
Derivative Instruments
In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy.  The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.  If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objectives.  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent they are determined to be illiquid.
The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully use these instruments may depend in part upon the ability of the Investment Manager to forecast interest rates and other economic factors correctly.  If the Investment Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.
The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.  If the Investment Manager incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions.  Income earned by the Fund from many derivative strategies will be distributed to shareholders in taxable distributions.
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The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks.  Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument.  Should a market or markets, or prices of particular classes of investments, move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant.  If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all.  To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged.  There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the counterparty to the transaction (particularly with respect to swap agreements, forward currency contracts and other OTC derivatives) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency.  This risk may be heightened during volatile market conditions.  Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time.  In addition, the presence of speculators in a particular market could lead to price distortions.  To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments.  The Fund may also be required to take or make delivery of an underlying instrument that the investment manager would otherwise have attempted to avoid.  Some derivatives can be particularly sensitive to changes in interest rates or other market prices.  Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.
The use of derivative strategies may also have a tax impact on the Fund.  The timing and character of income, gains or losses from these strategies could impair the ability of the Investment Manager to use derivatives when it wishes to do so.
Exclusion of investment manager from commodity pool operator definition.  With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.
The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below.  Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments.  The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets.  The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.
Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide
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hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).  In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.  If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies.  Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements.  However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.
Currency forward contracts.  A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, the Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when the Fund’s investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the Fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the Fund’s investment manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.
At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “New swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
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CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.
Risks of currency forward contracts.  The successful use of these transactions will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Options on Securities, Swap Agreements and Indexes.  The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.
An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Certain options, such as options on indices, may be settled by cash payments equal to the amount the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call options, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised, and do not involve the actual purchase or sale of the underlying reference instrument.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)
The Fund will write call options and put options only if they are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.  For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Investment Manager, in an amount equal to the contract value of the index.  A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager.  A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Investment Manager equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of
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the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager.
If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.  The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by the Fund is an asset of the Fund.  The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Risks Associated with Options on Securities and Indexes.  There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the Fund forgoes, during the option’s life,
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the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Options.  The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated.  The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.
Futures Contracts and Options on Futures Contracts.  The Fund may invest in interest rate futures contracts and options thereon (“futures options”).  The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges.  Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market.  Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default.  Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants.  Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.
The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time.  An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices.  In addition, many of the futures contracts available may be relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active market will develop or continue to exist.
When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period.  Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM.  Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract.  The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis.  When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.  If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund.  If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract.  For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities
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with a different interest rate from that of the particular debt securities that were specified in the contract.  In some cases, securities called for by a futures contract may not have been issued when the contract was written.
A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.
The Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.
The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.
When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Manager (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.  A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions.
The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month).  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs must also be included in these calculations.
The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call
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and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Limitations on Use of Futures and Futures Options.  When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.
When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager that are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.
To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.
The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.  See “Tax Matters.”
Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.  To the extent,
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however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund.  In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.  Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.
There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract.  The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.  If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur.  In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.
If the investment manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract.  For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged.  This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets.  First, all participants in the futures market are subject to initial deposit and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets.  Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion.  Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets.  In addition, non-U.S. futures contracts may be subject to varied regulatory oversight.  The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract.  Trading limits are also imposed on the maximum number of contracts that any person may trade on
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a particular trading day.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The regulation of futures, as well as other derivatives, is a rapidly changing area of law.  For more information, see “Developing government regulation of derivatives” below.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon.  Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.  In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.  The Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.
Swaps
The Fund may enter into swap contracts for hedging purposes or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps or currency swaps.  When used for hedging purposes, the Fund would be the buyer of a swap contract.  When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis.
The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent such derivatives are determined to be illiquid.
Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.  A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).  In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments.  The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap
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agreement have agreed to exchange.  The parties typically do not actually exchange the notional amount.  Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index.  Swaps can also be based on credit and other events.
The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments.  The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates.  The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund).  If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.
Recent swaps regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants.  The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps.  The CFTC is responsible for the regulation of most swaps.  The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps.  In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution.  The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other.  An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination.  Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap, the Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”).  Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument.  Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund.  However, the amount pledged may not always be equal to or more than the amount due to the other party.  Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.
Currently, the Fund does not typically provide initial margin in connection with uncleared swaps.  However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time.  When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial margin in addition to variation margin.
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Cleared swaps.  Certain standardized swaps are subject to mandatory central clearing and exchange-trading.  The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps.  Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade.  To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements.  Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.  For more information, see “Risks of cleared swaps” below.
In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.  Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty.  Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.  When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty.  During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts.  If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value.  Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account.  At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.  If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund.  If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Credit default swaps.  The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments).  The contingent payment by the seller generally is either the par amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of the reference debt obligation following the occurrence of the credit event.  If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing.  The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.
Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event.  The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer.  Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly.  As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.
Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation.  There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation.  In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference
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debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement.  In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.
ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event.  In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event.  Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders.  As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.
For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement.  Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated.  Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.
Currency swaps.  A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them.  For example, a currency swap may involve the exchange of payments in a non-U.S. currency for payments in U.S. dollars.  Currency swaps typically involve the delivery of the entire notional values of the two designated currencies.  In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.
For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars.  Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.
Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including any derivative transaction obligations.  These actions could also have an adverse effect on the Fund’s currency transactions or cause the Fund’s hedging positions to be rendered useless.
Interest rate swaps.  An interest rate swap is an agreement between two parties to exchange interest rate payment obligations.  Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (“LIBOR”), prime rate, commercial paper rate, or other benchmarks).  Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”).  In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR).  Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money.  Therefore, interest rate swaps
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generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount.  Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk.  Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets.  The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved.  Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration.  An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Inflation index swaps.  An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate.  Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money.  Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.  The value of an inflation index swap is expected to change in response to changes in the rate of inflation.  If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value.  Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Fixed income total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on LIBOR, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other swaps, such as interest rate swaps where payment streams are exchanged between a fund and the counterparty.
Options on swap agreements.  Generally, the Fund may purchase options on credit default swaps or options on interest rate swaps, and options on fixed income total return swaps commonly known as swaptions.  For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund.
An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement.  The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer.  When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.
There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements.  Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement.  The Fund could then incur transaction costs
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upon the sale or closing out of the underlying swap agreement.  In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.
However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.  Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.
Options on swap agreements are considered to be swaps for purposes of CFTC regulation.  Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.  For more information, see “Cleared swaps” and “Risks of cleared swaps.”
An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap.  A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows.  In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.  Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.
An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date.  This spread is the price at which the contract is executed (the option strike price).  Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date.  Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index.  Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change.  Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.
An option on a total return swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new total return swap on a reference asset at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a payer option on a credit default swap, in a payer option on a total return swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to sell the return on a reference asset or index at a predetermined spread on a future date in return for a regular payment. Similar to a receiver option on a credit default swap, in a receiver option on a total return swap the option buyer pays a premium for the right, but not the obligation to receive the total return of the reference asset or index in return for a regular payment. Depending on the movement of market spreads with respect to the particular referenced asset or index between the time of purchase and expiration of the option, the value of the underlying total return swap and therefore the value of the option will change. Options on total return swaps currently are traded OTC and the specific terms of each option on a total return swap are negotiated directly with the counterparty.
Risks of swaps generally.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns.  If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
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The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party.  If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive.  If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount.  If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities.  If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses.  Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.  Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.  Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.  However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, using standardized swap documentation.  As a result, the swap markets have become increasingly liquid.  In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.  The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.
Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared.  This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public.  Reporting of swap data is intended to result in greater market transparency.  This may be beneficial to funds that use swaps in their trading strategies.  However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.
Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy.  It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.  For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps.  Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges.  As a result, swap participants may not be as protected as participants on organized exchanges.  Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse.  As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.  The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty.  In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor.  If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.  The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board.  However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps.  As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.
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Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.  There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract.  The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.  If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap.  In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps.  Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.
Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction.  In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.
Combined transactions.  The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a Combined Transaction) when, in the opinion of the investment manager, it is in the best interests of the Fund to do so.  A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.
Although Combined Transactions are normally entered into based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Developing government regulation of derivatives.  The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action.  In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation.  However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s).  The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements.  New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.
Structured Notes and Other Related Instruments
The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds.  Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.  Structured
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instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s).  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The Investment Manager may use structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio.  While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks.  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile.  In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero.  Structured instruments also may involve significant credit risk and risk of default by the counterparty.  Certain issuers of structured instruments may be deemed to be “investment companies” as defined in the 1940 Act.  As a result, the Fund’s investment in these structured instruments may be limited by the restrictions contained in the 1940 Act.  Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Investment Manager, they will be subject to the Fund’s restrictions on investments in illiquid securities.  Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended.  If the value of the embedded index changes in a manner other than that expected by the Investment Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected.  Also, if the Investment Manager uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).
U.S. Government Securities
U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.  The U.S. Government does not guarantee the net asset value of the Fund’s shares.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States.  A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations.  These include securities issued by Federal Home Loan Banks.  A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise.  These include securities issued by the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”).  In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government.  Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future.  The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis.  Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund.  Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.  U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities.  Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity.  See “—Zero-Coupon Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury.  Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
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Municipal Bonds
The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio managers to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.
Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.  General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source.  Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.  The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities.  Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).
Municipal bonds are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time.  Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.  Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors.  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations.  There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.
When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may buy debt securities on a “when-issued” or “delayed delivery” basis.  These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time.  Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into.  Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable.  The Fund will not enter into these transactions for investment leverage.  When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.
In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction.  The other party’s failure may cause the Fund to miss a price or yield considered advantageous.  Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date.  The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.
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Repurchase Agreements
The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position.  To earn income on this portion of its assets, the Fund may enter into repurchase agreements.  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price.  The bank or broker-dealer must transfer to the Fund’s custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement.  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.
Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities.  The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.
Borrowing
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.  The Fund may from time to time borrow money to add leverage to the portfolio.  The Fund may also use leverage in order to repurchase its shares or as a temporary measure for extraordinary or administrative purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets).  In addition, to the extent required by law, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.  If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of preferred shares issued by the Fund, if any, to elect a majority of the Trustees of the Fund.
As described elsewhere in this SAI, the Fund also may enter into certain transactions, including swap contracts and other derivative instruments, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions, although the Fund’s exposure to certain derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent they are determined to be illiquid.  The Fund may enter into these transactions in order to add leverage to the portfolio.  See “Investment Objectives and Strategies,” “Risks and Special Considerations—Liquidity Risk” and “Risks and Special Considerations—Leverage Risk” in the Prospectus.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Segregation of assets.  The Fund borrows funds pursuant to a committed financing arrangement with BNP Paribas Prime Brokerage International, Ltd., which provides the Fund with a six-month rolling margin loan credit facility. The Fund uses financial leverage on an ongoing basis for investment purposes, including through the purchase of mortgage dollar rolls.  From 2003 through August 2018, the Fund also leveraged through preferred shares.  In addition to mortgage dollar rolls, the Fund may from time to time use other forms of leverage, including through the issuance of senior securities such as preferred shares.  The Fund may also enter into other transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and
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other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions.  To mitigate leverage risk from such transactions, the Fund may segregate liquid assets against or otherwise cover its future obligations under such transactions.
Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of preferred shares, if any, provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, and (vii) reverse repurchase agreements.
Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis.
For each mortgage dollar roll transaction, the Fund currently segregates on its books an offsetting cash position or a position of liquid securities of equivalent value.  The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.  However, the Fund reserves the right to not fully offset its mortgage dollar roll transactions in the future.
In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above.  Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.
The Fund’s asset segregation practices may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund may segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Fund segregates.
Consistent with current SEC staff positions, for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the amount the Fund segregates is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund will segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes.  A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price.  Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.  Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.  The Fund may (but is not required to) segregate assets determined to be liquid by the Investment Manager equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.  To the extent that positions in reverse
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repurchase agreements are not so covered, such transactions would be subject to the Fund’s limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund’s Managed Assets.  “Managed Assets” means the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage).
The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
Short Sales
The Fund may use short sales for investment and risk management purposes.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer.  A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position.  The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.
Illiquid Securities
The Fund may invest up to 25% of its total assets in securities which are illiquid at the time of investment.  Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it.  The Fund’s use of derivative instruments will be limited by the Fund’s 25% limit on illiquid investments to the extent such derivatives are determined to be illiquid.
The Fund’s Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws).  To the extent the Investment Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities.  An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed.  The Fund’s Board of Trustees will review any determination by the Investment Manager to treat a restricted security as a liquid security on an ongoing basis, including the Investment Manager’s assessment of current trading activity and the availability of reliable price information.  In determining whether a restricted security is properly considered a liquid security, the Investment Manager and the Fund’s Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).  To the extent the
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Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.
Real Estate Investment Trusts
The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts (“REITs”).  A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate.  The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market.  Shares of private REITs are not publicly traded, and will be treated as illiquid securities.  The Fund will limit its investments in illiquid securities, including private REITs, to 25% of its net assets.
Other Investment Companies
The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.  Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company.  These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.  Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Investment Manager or its affiliates in amounts up to 25% of the Fund’s total assets.  The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees.  These expenses are in addition to the direct expenses of the Fund’s own operations.
Portfolio Trading and Turnover Rate
Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates.  In addition, an investment may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary price disparity between the two investments.  Temporary price disparities between two comparable investments may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics.  The Fund may also engage in short-term trading consistent with its investment objectives.  Investments may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.
A change in the investments held by the Fund is known as “portfolio turnover.” The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover.  The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund.  Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  The use of futures contracts may involve the payment of commissions to futures commission merchants.  High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be.  Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio investments for the particular fiscal year by (b) the monthly average of the value of the portfolio
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investments owned by the Fund during the particular fiscal year.  In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all investments, including options, whose maturities or expiration dates at the time of acquisition were one year or less.
Warrants
The Fund may invest in warrants to purchase securities.  Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.  Debt obligations also may be issued with warrants attached to purchase additional debt obligations at the same coupon rate.  A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.
Loans of Portfolio Securities
To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers.  For each loan, the borrower must maintain with the Fund’s custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities.  The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower.  The Fund also continues to receive any distributions paid on the loaned securities.  The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.
Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower.  The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund’s Board of Trustees, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.
Participation on Creditors’ Committees
The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund.  Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  The Fund would participate on such committees only when the Investment Manager believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Short-Term Investments / Temporary Defensive Strategies
When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments.  Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities.  The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.  In these circumstances, the Fund may be unable to achieve its investment goals.

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MANAGEMENT OF THE FUND
Trustees and Officers
The business of the Fund is managed under the direction of the Fund’s Board of Trustees.  Subject to the provisions of the Fund’s Declaration, its Bylaws and Delaware law, the Trustees (which are also referred to herein as “Board members”) have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.
The Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Trustees”), the Trustees who are “interested persons” of the Fund (the “Interested Trustees”) and the officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following.  Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).
Independent Trustees
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2003	125	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of Various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	107	Hess Corporation (exploration of oil and gas) (2014-present).
Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of the board of directors of Council of the Americas (2007-present) and Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	126
Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2005 and Lead Independent Trustee since 2019	126
Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-April 2021), White Mountains Insurance Group, Ltd. (holding company) (2004-May 2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison—United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	126	Boeing Capital Corporation (aircraft financing) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	126
Graham Holdings Company (education and media organization) (2011-present); and formerly, The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 –2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since May 2021	107
Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (January 2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-January 2021).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016), various roles of increasing responsibility at Ernst & Young (1981-2005).

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Interested Trustees and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 2013 and Vice President since 2003	137	None
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Senior Vice President	Chairman of the Board since 2013, Trustee and Senior Vice President since 2003	126	None
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Breda M. Beckerle (1958) 280 Park Avenue New York,. NY 10017	Chief Compliance Officer	Since October 2020	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 39 of the investment companies in Franklin Templeton.

Sonai Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisors, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, FASA, LLC; Assistant Secretary, Franklin Distributors, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer-Finance and Administration	Since 2017	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since July 2021	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Global Compliance, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co. or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of 41 of the investment companies in Franklin Templeton.

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since December 2020	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton

*
We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**
Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (“Resources”), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She served as a director of Avis Budget Group, Inc. (2007-May 2020) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for
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financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.
Compensation
The Fund’s Independent Trustees constitute the sole independent Board members of 42 registrants in the Franklin Templeton fund complex, for which each Independent Trustee currently is paid a $304,000 annual retainer, together with a $7,000 per meeting fee for attendance at Board meetings, a portion of which is allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $40,000 for service, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Audit Committee meeting in which they participate, a portion of which is allocated to the Fund. The chairman of the Audit Committee of the Fund and such other funds, currently Terrence J. Checki, receives a fee of $50,000 per year, a portion of which is allocated to the Fund, in lieu of the Audit Committee member retainer fee. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board and Audit Committee meetings, educational conferences, seminars and meetings.
During the fiscal year ended December 31, 2020, there were eight meetings of the Board, ten  meetings of the Audit Committee and one meeting of the Nominating Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served.
The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton.  These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high-caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation From the Fund (1)	Total Compensation from Franklin Templeton Fund Complex (2)	Number of Boards within Franklin Templeton Fund Complex on which Director Serves (3)
Harris J. Ashton	2,535	640,000	35
Terrence J. Checki	2,616	440,000	24
Mary C. Choksi	2,576	680,000	36
Edith E. Holiday	2,576	770,000	36
J. Michael Luttig	2,576	708,000	36
Larry D. Thompson	2,576	680,000	36
Valerie M. Williams[4]	N/A	N/A	24

(1)	Compensation received for the fiscal year ended December 31, 2020.
(2)	Compensation received for the calendar year ended December 31, 2020.
(3)
We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton currently includes 42 U.S. registered investment companies, with approximately 188 U.S. based funds or series.

(4)	Appointed to the Board effective May 10, 2021.
Independent Trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Trustee received any other compensation, including pension or retirement benefits, directly or indirectly from the
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Fund or other funds in Franklin Templeton Investments. Certain officers or Trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.
Trustee Election
In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Prospectus), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any preferred shares are outstanding, in which event preferred shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and any preferred shareholders, voting together as a single class. When preferred shares are outstanding, preferred shareholders will be entitled to elect a majority of the Fund’s Trustees under certain circumstances.

Committees of the Board of Trustees
The Board maintains two standing committees: the Audit Committee and the Nominating Committee.

The Board has a standing Audit Committee currently consisting of Messrs. Checki, Luttig, and Thompson and Mses. Choksi and Holiday, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by NYSE American’s listing standards. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

The Board of Trustees of the Fund has a Nominating Committee consisting of Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams, none of whom is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as “Interested Trustees.”  The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities.  The Nominating Committee has not adopted any specific policy on the issue of diversity but will take this into account, among other factors, in its consideration of new candidates to the Board.

Under the Fund’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Trustee. Nominees may be disqualified if they engaged in disabling conduct outlined in the Fund’s Declaration of Trust.  Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Trustee if the Board finds that such associations have conflicts of interest with the long-term best interests of the Fund, impede the ability of the nominee to perform, or impede the free-flow of information from management.  Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the 1940 Act shall be disqualified from nomination and service as a Trustee.

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When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee will, however, review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted timely in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund.  A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written and signed consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed. In addition, the Qualifying Fund Shareholder must promptly provide any other information reasonably requested by the Trust.
The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.
The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included as part of the proxy statement for the 2020 Annual Shareholders’ Meeting.

Securities Ownership
Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member.
Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members on June 30, 2021.

Independent Trustees

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Terrence J. Checki	None	Over $100,000
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Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Larry D. Thompson	$1 - $10,000	Over $100,000
Valerie M. Williams	N/A	N/A

Interested Trustees

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	None	Over $100,000
None of the Independent Trustees or their immediate family members had beneficial ownership of any class of securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2020.

 As of July 30, 2021, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares. As of July 30, 2021, the Investment Manager did not own any of the Fund’s outstanding Common Shares.

INVESTMENT ADVISORY AND OTHER AGREEMENTS
Investment Manager
The Fund’s investment adviser is Franklin Advisers, Inc., a direct wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc. As of [    ], 2021, the Investment Manager and its affiliates had approximately $[   ] billion in assets under management.
The Investment Manager serves as investment adviser to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund. The Investment Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Investment Manager also selects the brokers who execute the Fund’s portfolio transactions. The Investment Manager provides periodic reports to the Board, which reviews and supervises the Investment Manager’s investment activities. To protect the Fund, the Investment Manager and its officers, directors and employees are covered by fidelity insurance. Pursuant the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.70% of the average daily value of the Fund’s Managed Assets for the investment management services it provides.
For the fiscal years ended December 31, 2020, 2019 and 2018, management fees before any advance waiver totaled $2,830,785, $2,963,548, and $2,903,851, respectively. Under an agreement by the Investment Manager to waive or limit its fees, the Investment Manager was paid $2,804,190, $2,918,635, and $2,854,921, respectively, for advisory services rendered to the Fund.
Certain Terms of the Investment Management Agreement
Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Investment Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objectives, policies and restrictions.
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Subject to the control of the Trustees, the Investment Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Manager.
Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.70% of the average daily value of the Fund’s Managed Assets (including the aggregate liquidation preference of any outstanding preferred shares or the outstanding amount of any borrowing or short-term debt securities), for the services and facilities it provides.  All fees and expenses are accrued daily and deducted before payment of dividends to investors.
Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Investment Manager, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments.  The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees.  The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.
The Investment Management Agreement will continue in force with respect to the Fund for two years from its initial effective date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Investment Manager or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund.  The Investment Management Agreement automatically terminates on assignment.  The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the Fund or by the Fund to the Investment Manager.
The Investment Management Agreement provides that the Investment Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.
A discussion regarding the basis for the Board’s approval of the continuation of the Investment Management Agreement is available in the Fund’s semiannual report to shareholders dated June 30, 2020.

Administrator
Under an agreement with the Investment Manager, Franklin Templeton Services, LLC (“FT Services”) provides certain administrative services, such as portfolio recordkeeping, to the Fund.  FT Services is an affiliate of the Investment Manager, both of which are subsidiaries of Franklin Resources, Inc.  FT Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.
The administrative services FT Services provides include but are not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  The administrative fee is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
For the fiscal years ended December 31, 2020, 2019, and 2018, the Investment Manager paid FT Services $411,818, $449,777, and $393,455, respectively, for administrative services rendered to the Fund.

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CODE OF ETHICS
The Fund and the Investment Manager have each adopted a code of ethics, as required by federal securities laws.  Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal securities transactions of access persons of the Fund and its Investment Manager will be governed by the code of ethics.
The Investment Manager and its affiliates manage numerous other investment companies and accounts.  The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund.  Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  The Investment Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.  The Fund and the Investment Manager have text-only versions of the codes of ethics that can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.  You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.  In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.
PORTFOLIO MANAGEMENT TEAM
Other Accounts Managed by the Portfolio Managers
The following table identifies, as of December 31, 2020, the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
David Yuen[2]	16	14,826.0	11	2,380.9	5	4,052.5
Sonal Desai	11	14,303.8	12	3,569.2	1	362.7
Glenn I. Voyles	3	3,496.2	5	1,528.6	6	70.1
Justin Ma	4	1,816.7	2	12.3	N/A	0
1
The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

2		Mr. Yuen manages another account with $2,422.4 million in assets with a performance fee.

Securities Ownership by the Portfolio Managers
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The following table identifies the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time) as of December 31, 2020:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
David Yuen	None
Sonal Desai	None
Glenn I. Voyles	None
Justin Ma	None

Conflicts of Interest
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Investment Manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.  As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.  However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts.  The Investment Manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest.  A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the Investment Manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The Investment Manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Portfolio Manager Compensation Overview
The Investment Manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash
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incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.  Portfolio managers are provided no financial incentive to favor one fund or account over another.  Each portfolio manager’s compensation consists of the following three elements:
Base salary.  Each portfolio manager is paid a base salary.
Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders.  Each portfolio manager is eligible to receive an annual bonus.  Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the Investment Manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders.  The Chief Investment Officer of the Investment Manager and/or other officers of the Investment Manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines.  The following factors are generally used in determining bonuses under the plan:
•
Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance.  The more qualitative contributions of the portfolio manager to the Investment Manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the Investment Manager’s appraisal.
Additional long-term equity-based compensation.  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds.  Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Benefits  Portfolio managers also participate in benefit plans and programs available generally to all employees of the Investment Manager.]
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Investment Manager selects brokers and dealers to execute the Fund’s portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.
When placing a portfolio transaction, the Investment Manager seeks to obtain prompt execution of orders at the most favorable net price.  For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction.  The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions.  These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size.  The Investment Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the Investment Manager believes that trading on a principal basis will not provide best execution.  Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.
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The Investment Manager may pay certain brokers’ commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives.  This may be viewed in terms of either the particular transaction or the Investment Manager’s overall responsibilities to client accounts over which it exercises investment discretion.  The services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities.  These services may not always directly benefit the Fund.  They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.
It is not possible to place a dollar value on the special executions or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities.  The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms.  As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients.  If the Fund’s officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund’s portfolio transactions.
Because Franklin Distributors, LLC  (“Distributors”) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation.  To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible to do so.  In turn, the next management fee payable to the Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.
If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold.  In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned.  In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.
For the fiscal years ended December 31, 2020, 2019, and 2018, the Fund paid aggregate brokerage commissions of $3, $9, and $305, respectively.
No brokerage commission was paid by the Fund during the fiscal years ended December 31, 2020, 2019, and 2018, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

PROXY VOTING POLICIES AND PROCEDURES
The Fund’s investment manager has established Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities.  The Fund’s Proxy Voting Policies and Procedures are attached as Appendix B.  They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090.  The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-0102.  Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov.  The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.
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TAXATION
The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.
United States Tax Treatment of the Fund — General
The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).
To qualify as and to be taxed as a regulated investment company under the Code, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and net tax-exempt income each taxable year.  The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement.  To date, such regulations have not been promulgated.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets.  If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income.  However, provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If the Fund fails to qualify as a regulated investment company for any taxable year, it must pay out its earnings and profits accumulated in any such year in order to requalify as a regulated investment company.  In addition, if the Fund fails to qualify as a regulated investment company for two consecutive years, it may be required to recognize any net unrealized gains on its entire portfolio, or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years, in order to requalify as a regulated investment company.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders.  However, the Fund would be subject to corporate income tax (at regular corporate rates) on any undistributed
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income or gains.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax.  To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax.  To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year; however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.
A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year.  Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.
The Fund may distribute net capital gains at least annually and report them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (or, possibly, an excise tax) thereon.  In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain.  If such an election were made, each shareholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her U.S. federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities.  Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return.  In addition, the shareholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to the difference between the amount of the includable capital gains from the distribution and the tax that the shareholder is deemed to have paid.
Distributions
For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income.  To the extent that the Fund reports distributions of net capital gains as capital gain dividends, such distributions will be taxable to a shareholder as long-term gain, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction.  Long-term capital gain is taxed at reduced maximum rates for individuals.  Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s share, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.
Because the Fund invests primarily in debt securities, it is expected that either none or only a small portion of the Fund’s income dividends may be eligible for the dividends-received deduction available to corporate shareholders or the reduced rate of taxation on qualified dividend income received by individuals.
Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.
Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the  amount of cash which could have been received instead.  Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as
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receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested, unless the Fund issues additional shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares, and will have a cost basis in such shares equal to the amount of such distribution.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received, if applicable.
Taxable distributions, sales and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).
Sale of Shares
Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in the shares.  The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term gain, depending upon the shareholder’s holding period for the shares.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of.  In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to the shares.  The deductibility of capital losses is subject to various limitations under the Code.  Gain from the sale of shares will be subject to the Medicare contribution tax discussed above.
Passive Foreign Investment Companies
If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders.  The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock.  The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock.  Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund (except for the interest charge, discussed above) to the extent distributed by the Fund as a dividend to its shareholders.
The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the passive foreign investment company.  These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund.  In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult to obtain.  Alternatively, if eligible, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year.  Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income.  Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses).  Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss.  The Fund may make either of these elections with respect to its investments in passive foreign investment companies.  Under either election, the Fund might be required to
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recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).  Dividends paid by passive foreign investment companies will not be treated as qualified dividend income.
Currency Fluctuations — “Section 988” Gains or Losses
Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables, income, liabilities or expenses denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or income or pays such liabilities or expenses generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss.  These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Investment in Complex Securities
The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities.  These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders.  Moreover, because the tax rules applicable to complex securities, including derivative financial instruments, are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.
In general.  Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction.  Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.
Derivatives.  The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies.  The tax treatment of certain futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”).  Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character.  Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts.  The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, inflation index swap or similar agreement.
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Constructive sales.  The Fund’s entry into an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.
Securities lending transactions.  The Fund may obtain additional income by lending its securities, typically to brokers.  All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property.  As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders.  Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Tax straddles.  If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
Synthetic convertible securities.  The Fund is permitted to invest in synthetic convertible securities, which are comprised of two distinct security components, for example, a nonconvertible fixed income security and warrants or stock or stock index call options.  When combined, these investments achieve the same economic effect as an investment in a traditional convertible security: a desired income stream and the right to acquire shares of the underlying equity security.  Even though these securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of these securities could differ from those of an investment in a traditional convertible security.
Structured investments.  The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions.  By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.
Credit-linked securities.  The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements.  The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments.  Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.
Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently.  Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.  If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year.  Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.
Investments in debt obligations that are at risk of or in default.  The Fund may also hold obligations that are at risk of or in default.  Tax rules are not entirely clear about issues such as whether and to what extent the Fund
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should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.
Inflation indexed securities.  The principal amount of inflation indexed securities purchased by the Fund will adjust for inflation which may cause the Fund to recognize income or loss.  The inflation adjustment to the principal generally is subject to tax in the year that the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received, and is treated as original issue discount in such year.  Any interest payable on the inflation indexed security is accrued by the Fund.  Increases in the indexed principal in a given year and accrued interest will cause the Fund to be required to distribute income not yet received.  Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the security, (ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years.  If inflation-indexed securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments.  Special rules apply in respect of inflation-indexed securities issued with more than a prescribed de minimis amount of discount or premium.
Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events.  The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.  The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is not anticipated that these rules will apply to the Fund if it does not invest in any U.S. REITs.
Foreign Withholding Taxes
Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund.  The United States has entered into tax treaties with many foreign countries, which may entitle the Fund to a reduced rate of, or exemption from, tax on such income.  Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country.  Information required on these forms may not be available such as shareholder
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information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation.  These and other factors may make it difficult for the Fund to determine in advance the effective rate of tax on its investments in certain countries.  Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.  If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.
Backup Withholding
The Fund may be required to apply backup withholding at a 24% rate to all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service (“IRS”) has notified the Fund or a shareholder that the shareholder is subject to backup withholding.  Certain shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Foreign Shareholders
Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.
In general.  The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends.  Exemptions from U.S. withholding tax are generally provided for capital gains realized on the sales of Fund shares, and if properly reported by the Fund, capital gain dividends paid by the Fund from net long-term capital gains, short-term capital gain dividends paid by the Fund from net short-term capital gains, and interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources.  Different consequences may result if you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year and certain other requirements.  “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: (i) bank deposit interest, (ii) short-term original issue discount, (iii) portfolio interest, and (iv) any interest-related dividend passed through from another regulated investment company.
However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares may be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
Effectively connected income.  As noted above, taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate.  However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at the income tax rates applicable to U.S. persons in which case you may be required to file a nonresident U.S. income tax return.
U.S. estate tax.  An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S.
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federal transfer certificate.  The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate.  For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount.  Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.
Tax certification and backup withholding as applied to non-U.S. investors.  Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States.  To claim these tax benefits, the non-U.S. investor generally must provide a properly completed Form W-8BEN or W-BEN-E (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty.  A Form W-8BEN or W-BEN-E generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year.  In certain instances, Form W-8BEN or W-BEN-E may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.  Non-U.S. investors must advise the Fund of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN or W-BEN-E to avoid the prospective application of backup withholding.
Investment in U.S. real property.  The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which could trigger FIRPTA gain to the Fund’s non-U.S. shareholders.
The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity.  A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. real property holding corporations (“USRPHCs”), which generally includes U.S. REITs.  If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, and is also subject to U.S. withholding tax at a rate of 21% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.  In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.
Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.
Foreign Account Tax Compliance Act
A 30% withholding tax is currently imposed on Fund dividends, and will be imposed on proceeds from the sale, redemption or other disposition of Fund shares paid after December 31, 2018, to foreign financial institutions including non-U.S. investment funds and certain other foreign entities.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain
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information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information.  Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
Tax Shelter Reporting Regulations
Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxation
Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT
The Bank of New York Mellon, Corporate Trust Dealing & Trading-Auctions, 101 Barclay Street, 7W, New York, NY 10286, acts as the custodian of the Fund’s securities and other assets.  Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, IL 60523 acts as custodian of the Fund’s Marketplace Loans.
The transfer agent, registrar and dividend disbursement agent for the Common Shares is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audited financial statements included in this registration statement have been so included in reliance on the report of _____________, the Fund’s independent registered public accounting firm, for the fiscal years ended December 31, 2020, 2019, and 2018, the fiscal period ended December 31, 2017 and the fiscal years ended March 31, 2017, 2016, 2015, 2014, 2013, 2012, and 2011 given on the authority of the firm as experts in accounting and auditing. The principal place of business of _____________ is located at _______________. ______________ provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
BENEFICIAL OWNERS
From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management based on public filings, as of July 30, 2021, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding Common Shares, except as shown in the following table:
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Name and Address	Amount and Nature of Beneficial Ownership		Percent of Outstanding Common Shares
Sit Investment Associates, Inc. 330 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	2,628,932	[1]	8.72%

First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,665,085	[2]	8.84%

1	The nature of beneficial ownership is sole voting and dispositive power, as reported on Schedule 13G/A, filed with the SEC on July 6, 2021.

2	The nature of beneficial ownership is shared voting and dispositive power, as reported on Schedule 13G/A, filed with the SEC on January 25, 2021.

LEGAL MATTERS
The validity of the Common Shares offered hereby will be passed on for the Fund by ____________LLP, which serves as special Delaware counsel to the Fund.
Stradley Ronon Stevens & Young, LLP serves as counsel to the Fund and has represented the Fund in connection with this registration statement.
FINANCIAL STATEMENTS
The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2020, together with the report of ________________ for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. The unaudited financial statements for the six months ended June 30, 2021 are included in the semi-annual report to the Fund’s shareholders for the period ended June 30, 2021 and are incorporated herein by reference to the Fund’s semi-annual report to shareholders.  All other portions of the annual and semiannual reports to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.
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APPENDIX A
Description of Credit Ratings
Municipal Bond Ratings
Moody’s
Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales.
Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.
INVESTMENT GRADE
Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
BELOW INVESTMENT GRADE
Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.
Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.
S&P®
S&P’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue’s market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
INVESTMENT GRADE
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor’s capacity to meet its financial commitment is considered still strong.
BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions orchanging circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BELOW INVESTMENT GRADE
BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.
D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.
Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
pr: The designation “pr” indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.
Municipal Note Ratings
Moody’s
Moody’s ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:
INVESTMENT GRADE
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.
BELOW INVESTMENT GRADE
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P®
New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.
SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a “plus” (+) designation.
SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.
SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.
Short-Term Debt Ratings
Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:
P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.
P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P®
S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B
FRANKLIN ADVISERS, INC.,
PROXY VOTING POLICY AND PROCEDURES
The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.
To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation will result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a fund or investment manager voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio, whether the investment manager has adopted a custom voting policy, and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.
Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.
To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all other holders of the underlying fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals. If a Franklin Templeton investment company becomes a holder of more than 25% of the shares on a non-affiliated fund, as a result of a decrease in the outstanding shares of the non-affiliated fund, then the investment manager will vote the shares in the same proportion as the vote of all other holders of the non-affiliated fund.
The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.
Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.
The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to capital structure. The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.
Shareholder proposals. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global corporate governance. Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.
Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.
Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www. sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

PART C – OTHER INFORMATION

Item 25. Financial Statements and Exhibits
(1) Financial Statements:

Included in Part A:	None
Included in Part B:	The following statements of the Registrant are incorporated by reference in Part B of the Registration Statement:
Financial Highlights for the Year Ended December 31, 2020
Schedule of Investments at December 31, 2020
Statement of Assets and Liabilities as of December 31, 2020
Statement of Operations for the Year Ended December 31, 2020
Statement of Changes in Net Assets for the Year Ended December 31, 2020
Notes to Financial Statements for the Year Ended December 31, 2020
Report of Independent Registered Public Accounting Firm for the Year Ended December 31, 2020
Financial Highlights for the Period Ended June 30, 2021
Schedule of Investments at June 30, 2021
Statement of Assets and Liabilities as of June 30, 2021
Statement of Operations for the Period Ended June 30, 2021
Statement of Changes in Net Assets for the Period Ended June 30, 2021
Notes to Financial Statements for the Period Ended June 30, 2021
(2) Exhibits
(a) Charter
(1) Certificate of Amendment to the Certificate of Trust dated June 19, 2003. (1)
(2) Amended and Restated Agreement and Declaration of Trust dated June 19, 2003. (1)
(3) Certificate of Amendment dated May 14, 2014 to Agreement and Declaration of Trust. (5)
(4) Statement of Preferences of Auction Preferred Shares. (3)
(5) Certificate of Amendment dated September 14, 2018 to the Amended and Restated Agreement and Declaration of Trust. (6)
(b) Bylaws
(1) Amended and Restated Bylaws of Registrant dated June 19, 2003. (1)

(2) Amendment dated May 12, 2004 to the Bylaws. (7)
(3) Certificate of Amendment dated March 23, 2010 to the Bylaws. (4)
(4) Certificate of Amendment to Bylaws dated May 14, 2014. (5)
(5) Amendment dated December 13, 2018 to the Bylaws. (7)
(6) Certificate of Amendment to Bylaws dated January 17, 2019. (7)
(c) Voting Trust Agreement—none.
(d) (1) Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust. (1)
(2) Article II (Meetings of Shareholders) of the Amended and Restated Bylaws. (1)
(e) Form of Dividend Reinvestment Plan. (2)
(f) Long-Term Debt Instruments—none.
(g) (1) Amended and Restated Investment Management Agreement between the Registrant and Franklin Advisers, Inc. dated May 1, 2013. (5)
(2) Amendment dated May 13, 2020 to the Investment Management Agreement between the Registrant and Franklin Advisers, Inc. (7)
(h) Form of Dealer Manager Agreement. (8)
(i) Bonus, Profit Sharing, Pension Plans—not applicable.
(j) (1) Master Custody Agreement dated as of February 16, 1996 between the Fund and the Bank of New York Mellon. (1)
(2) Amendment dated May 16, 2001 to the Master Custody Agreement. (6)
(3) Amendment dated June 1, 2018 to the Master Custody Agreement. (6)
(4) Amendment dated January 29, 2021 to the Master Custody Agreement. (7)
(5) Form of Millennium Trust Company LLC Custody Agreement. (6)
(6) Form of Amendment No. 1 to Millennium Trust Company LLC Custody Agreement (6)
(k) Other Material Contracts
(1) Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated May 1, 2013, and amended May 1, 2014. (5)
(2) Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Franklin Advisers, Inc. (2)

(3) Transfer Agency and Registrar Services Agreement between the Registrant and American Stock Transfer & Trust Company, LLC dated March 25, 2015. (5)
(4) Form of Auction Agency Agreement between Registrant and Auction Agent as to the Registrant’s Preferred Shares. (3)
(5) Form of Broker-Dealer Agreement as to the Registrant’s Preferred Shares. (3)
(6) Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan Chase Bank, N.A. dated January 22, 2020. (7)
(7) Amendment dated July 15, 2020 to the Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan Chase Bank. (7)
(l) Opinion and Consent with respect to legality of Common Shares. (8)
(m) Not applicable
(n) Other Opinions and Consents
(1) Consent of Independent Registered Public Accounting Firm. (8)
(2) Powers of Attorney dated May 21, 2019. (7)
(3) Power of Attorney dated December 4, 2020. (7)
(4) Power of Attorney dated May 10, 2021. (7)
(o) Not applicable
(p) Not applicable
(q) Not applicable
(r) Code of Ethics dated August 16, 2021. (7)

_____________

(1)
Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 relating to its common shares of beneficial interest (“Common Shares”) (File No. 333-105495) filed on July 24, 2003.

(2)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 relating to its Common Shares (File No. 333-105495) filed on August 26, 2003.
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 relating to its preferred shares (File Nos. 333-109190) filed on November 3, 2003.
(4)	Incorporated by reference to the Registrant’s filing on Form N-SAR-B (File No. 811-21357) filed on May 26, 2010.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-225639) filed on June 14, 2018.

(6)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 ( File No. 333-225639) filed on September 17, 2018.
(7)	Filed herewith.
(8)	To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page [__] of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Registration Fees	$	[ ]
Exchange Listing Fees	$	[ ]
Financial Industry Regulatory Authority Fees	$	[ ]
Printing and Mailing Expenses	$	[ ]
Legal Fees	$	[ ]
Marketing Expenses	$	[ ]
Accounting Expenses	$	[ ]
Total	$	[ ]

Item 28.  Persons Controlled by or Under Common Control with Registrant—none.

Item 29.  Number of Holders of Securities as of July 23, 2021

Title of Class	Number of Record Holders
Common Shares	26

Item 30.  Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Other

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser.

Franklin Advisers, Inc.  (the “Manager”), a wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), serves as the Registrant’s investment adviser.  The officers of the Investment Manager also serve as officers and/or directors/trustees for the Investment Manager’s corporate parent, Resources  and/or other investment companies in Franklin Templeton.

Part B and Schedules A and D of Form ADV of the Investment Manager (SEC File No.  801-26292), incorporated herein by reference, sets forth the officers of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32.  Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its shareholder services agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Item 33.  Management Services—not applicable.

Item 34.  Undertakings.

1. Not applicable.

2. Not applicable.

3. Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is relying on Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)
the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Registrant undertakes:

(a)
that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)
that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering thereof.

5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities

Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and the State of California, on the 31st day of August, 2021.

FRANKLIN LIMITED DURATION INCOME TRUST
By:	/s/ Steven J. Gray Steven J. Gray Vice President and Co-Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities set forth below on the 31st day of August, 2021:

Signature	Title

Sonal Desai* Sonal Desai	President & Chief Executive Officer — Investment Management

Matthew T. Hinkle* Matthew T. Hinkle	Chief Executive Officer — Finance and Administration

Robert G. Kubilis* Robert G. Kubilis	Chief Financial Officer, Chief Accounting Officer and Treasurer

Harris J. Ashton* Harris J. Ashton	Trustee

Terrence J. Checki* Terrence J. Checki	Trustee

Mary C. Choksi* Mary C. Choksi	Trustee

Edith E. Holiday* Edith E. Holiday	Trustee

J. Michael Luttig* J. Michael Luttig	Trustee

Larry D. Thompson* Larry D. Thompson	Trustee

Valerie Williams* Valerie Williams	Trustee

Gregory E. Johnson* Gregory E. Johnson	Trustee

Rupert H. Johnson, Jr.* Rupert H. Johnson, Jr.	Trustee

*By:	/s/ Steven J. Gray Steven J. Gray, Attorney-in-Fact (Pursuant to Powers of Attorney filed herewith)

EXHIBIT INDEX

Exhibit Number	Description

(b)(2)	Amendment dated May 12, 2004 to the Bylaws
(b)(5)	Amendment dated December 13, 2018 to the Bylaws
(b)(6)	Certificate of Amendment to Bylaws dated January 17, 2019
(g)(2)	Amendment dated May 13, 2020 to the Investment Management Agreement between the Registrant and Franklin Advisers, Inc.
(j)(4)	Amendment dated January 29, 2021 to the Master Custody Agreement
(k)(6)	Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan Chase Bank, N.A. dated January 22, 2020
(k)(7)	Amendment dated July 15, 2020 to the Fund Services Agreement between Franklin Templeton Services, LLC and JPMorgan Chase Bank
(n)(2)	Powers of Attorney dated May 21, 2019
(n)(3)	Power of Attorney dated December 4, 2020
(n)(4)	Power of Attorney dated May 10, 2021
(r)	Code of Ethics dated August 16, 2021